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                                                                   Exhibit 10.08


                            STANDARD INDUSTRIAL LEASE

1.       BASIC LEASE PROVISIONS. 1.1

         1.1  DATE:                      July 18, 2003

         1.2  LANDLORD:                  The Realty Associates Fund III, L.P., a
                                         Delaware limited partnership

         1.3  TENANT:                    Celerity Group, Inc., a California
                                         corporation

         1.4  PREMISES ADDRESSES:        1507 & 1515 Centre Pointe Drive,
                                         Milpitas, California (LFN:K100-130)

         1.5  APPROXIMATE LEASABLE       46,102
              AREA OF PREMISES:
              (in square feet)

         1.6  USE:                       Office, engineering, sales, storage and
                                         light manufacturing and other legal
                                         uses related to Celerity Group, Inc.'s
                                         present operations in the Premises, so
                                         long as none of the above uses involve
                                         Hazardous Materials (as defined below)
                                         except as expressly permitted by the
                                         terms of this Lease

         1.7 TERM:                       Commencement Date through July 31, 2009

         1.8 COMMENCEMENT DATE:          Upon mutual execution of this Lease by
                                         Landlord and Tenant

         1.9  MONTHLY BASE RENT:         Commencement Date through July 31,
                                         2003: $56,244.44; August 1, 2003
                                         through July 31, 2004: $46,102.00;
                                         and August 1, 2004 through July 31,
                                         2005: $48,407.10.

         1.10 BASE RENT PAID
              UPON
              EXECUTION:                 None

              APPLIED To:                N/A
              (Insert month(s))

         1.11 TENANT'S PERCENTAGE        22.22%
              SHARE (See also
              section 6.4)

         1.12 SECURITY DEPOSIT.          None

         1.13 NUMBER OF PARKING SPACES:  165

         1.14 REAL ESTATE BROKER:

                 LANDLORD:               Insignia ESG

                 TENANT: Staubach Global Services (Landlord shall have no obligation to pay a commission of other compensation to Staubach Global Services and Tenant shall be solely responsible for the payment of any such commission or other compensation

         1.15 EXHIBITS ATTACHED TO       Exhibit A - "Premises;" Exhibit B -
                 LEASE:                  intentionally deleted Exhibit C
                                         - "Rules and Regulations;" Exhibit D -
                                         "Form of HazMat Certificate"; Exhibit E
                                         -"Addendum to Lease"; Exhibit F -
                                         "Guaranty of Lease"

         1.16 ADDRESSES FOR NOTICES:

                 LANDLORD:               c/o TA Associates Realty 1301 Dove
                                         Street, Suite 860 Newport Beach,
                                         California 92660 Attention: Asset
                                         Manager

                 WITH A COPY TO:         insignia ESG 160 W. Santa Clara Street,
                                         12th Floor San Jose, California 95113
                                         Attention: Property Manager

                TENANT:                  Celerity Group, Inc., a
                                         California corporation 1463 Centre
                                         Pointe Drive Milpitas, California 95035
                                         Attention: Will Seppl

                WITH A COPY TO:          Celerity Group, Inc. 400 Parker Drive,
                                         Suite 1100 Austin, Texas 78728
                                         Attention: Randy Green

                GUARANTOR:               Kinetics Group, inc., a Delaware
                                         corporation 2805 Mission College
                                         Boulevard Santa Clara, California 95054
                                         Attention: John Goodman, General
                                         Counsel

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             Attention: John Goodman, General Counsel

2.       PREMISES.

         2.1 ACCEPTANCE. Landlord leases to Tenant, and Tenant leases from Landlord, the Premises, to have and to hold for the term of this Lease, subject to the terms, covenants and conditions of this Lease. The Premises is depicted on Exhibit "A" attached hereto. The Premises depicted on Exhibit "A" is all or a part of a building (the "Building") and may contain areas outside of the Building to the extent such areas are specifically identified on Exhibit "A" as being a part of the Premises. Tenant accepts the Premises in its condition as of the Commencement Date, subject to all applicable laws, ordinances, regulations, covenants, conditions, restrictions and easements in existence on the Commencement Date, and except as may be otherwise expressly provided herein, Landlord shall not be obligated to make any repairs or alterations to the Premises. Tenant acknowledges that Landlord has made no representation or warranty as to the suitability of the Premises for the conduct of Tenant's business, and Tenant waives any implied warranty that the Premises are suitable for Tenant's intended purposes. The number of square feet set forth in section
1.5 is an approximation, and the Base Rent shall not be changed if the actual number of square feet in the Premises is different than the number of square feet set forth in section 1.5.

         2.2 COMMON AREAS. Landlord hereby grants to Tenant for the benefit of Tenant and its employees, suppliers, shippers, customers and invitees during the term of this Lease, the nonexclusive right to use, in common with others entitled to such use (including Landlord), the Common Areas (as hereinafter defined) as they exist from time to time, subject to all rights reserved by Landlord hereunder and under the terms of all rules and regulations promulgated by Landlord from time to time with respect thereto. Landlord reserves the right from time to time to (a) make changes in the Common Areas, including, without limitation, changes in location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways; (b) dose temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; (c) construct additional buildings, parking areas, loading dock facilities and other improvements within the Common Areas; and (d) do and perform such other acts and make such other changes in, to or with respect to the Common Areas as Landlord may deem appropriate. As used herein, the term "Common Areas" means all areas and facilities outside the Premises and within the exterior boundary lines of the land owned by Landlord that are provided and designated by Landlord as such from time to time for general nonexclusive use of Tenant and others, including, if designated by Landlord as Common Areas, parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways and landscaped areas. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Project". Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas, including, without limitation, the storage of trucks or other vehicles. Any such storage shall be permitted only by the prior written consent of Landlord, which consent may be revoked at any time. in the event that any unauthorized storage shall occur then Landlord shall have the right, after giving Tenant ten (10) days advance written notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord. Notwithstanding the forgoing, Tenant shall have the right to temporarily store small amounts of materials In the back of the Premises to facilitate the transfer of materials to and from the Premises (Temporary Transfer Storage") provided such Temporary Transfer Storage (a) complies with all of Landlord's reasonable requirements (including, but not limited to, the location of the storage) and (b) such storage is permitted by and complies with all applicable laws, regulations and covenants, conditions and restrictions applicable to the outside storage or the Project. Temporary Transfer Storage shall only occur occasionally and shall not result in the storage of materials outside the Premises for more than fifteen (15) days at any one time. It is the Intent of Landlord and Tenant that there be no Temporary Outside Storage at most times.

3.       TERM.

         3.1 TERM AND COMMENCEMENT DATE. The term and Commencement Date of this Lease are as specified in sections 1.7 and 1.8.

         3.2      Intentionally deleted.

         3.3      Intentionally deleted.

         3.4      Intentionally deleted.

         3.5      Intentionally deleted.

4.       USE.

         4.1 PERMITTED USE. The Premises shall be used only for the purpose described in section 1.6 and for no other purpose. Landlord makes no representation or warranty that Tenant's use is permitted by applicable zoning laws or other laws and regulations. In no event shall any portion of the Premises be used for retail sales. Tenant shall not initiate, submit an application for, or otherwise request, any land use approvals or entitlements with respect to the Premises or any other portion of the Project, including, without limitation, any variance, conditional use permit or rezoning ("Land Use Approvals"), without first obtaining Landlord's prior written consent, which may be given or withheld In Landlord's sole discretion (the foregoing shall not be interpreted to prohibit Tenant from obtaining permits for its operations which do not constitute Land Use Approvals). Tenant shall not (a) permit any animals or pets to be brought to or kept in the Premises, (b) install any antenna, dish or other device on the roof of the Building or outside of the Premises, (c) make any penetrations Into the roof of the Building, (d) place loads upon floors, walls or ceilings in excess of the load such items were designed to carry, (e) except for the Temporary Transfer Storage, place or store, nor permit any other person or entity to place or store, any property, equipment, materials, supplies or other Items outside of the Building in which the Premises is located or (f) change the exterior of the Premises or the Building in which the Premises is located.

         4.2 COMPLIANCE WITH LAWS. Tenant shall, at Tenant's sole expense, promptly comply with all applicable laws, ordinances, rules, regulations, orders, certificates of occupancy, conditional use or other permits, variances, covenants, conditions, restrictions, easements, the recommendations of Landlord's engineers or other consultants, and requirements of any fire insurance underwriters, rating bureaus or government agencies, now in effect or which may hereafter come Into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the occupation and use by Tenant of the Premises. Tenant shall, at Tenant's sole expense, comply with all requirements of the Americans With Disabilities Act that relate to the Premises, and all federal, state and local laws and regulations governing occupational safety and health. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, or take any other action that would constitute a nuisance or would disturb, unreasonably interfere with or endanger Landlord or any other tenants of the Project. Tenant shall obtain, at

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its sole expense, any permit or other governmental authorization required to operate its business from the Premises. Landlord shall not be liable for the failure of any other tenant or person to abide by the requirements of this section or to otherwise comply with applicable laws and regulations, and Tenant shall not be excused from the performance of its obligations under this Lease due to such a failure. Tenant acknowledges that the leases of other tenants may not obligate them to comply with some or all of the requirements of this section. However, if the lease of another tenant does obligate the tenant to comply with a requirement of this section, and the tenant's failure to comply with such requirement is having a material adverse effect on Tenant's use of the Premises, Landlord shall cooperate with Tenant in attempting to cause the tenant to comply with the requirement, provided, however, Landlord shall have no obligation to bring a legal action against the non-complying tenant.

5. BASE RENT. Tenant shall pay Base Rent in the amount set forth on the first page of this Lease. The first month's Base Rent, the Security Deposit, and the first monthly installment of estimated Operating Expenses (as hereafter defined) shall be due and payable on the date this Lease is executed by Tenant, and Tenant promises to pay to Landlord in advance, without demand, deduction or set-off, monthly Installments of Base Rent on or before the first day of each calendar month succeeding the Commencement Date. Payments of Base Rent for any fractional calendar month shall be prorated. All payments required to be made by Tenant to Landlord hereunder shall be payable at such address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant shall have no right at any time to abate, reduce, or set off any rent due hereunder except where expressly provided In this Lease.

6.       OPERATING EXPENSE PAYMENTS.

         6.1 OPERATING EXPENSES. Tenant shall pay Tenant's Percentage Share (as defined below) of the Operating Expenses for the Project to the extent such Operating Expense relate directly to the Project. For the purposes of this Lease, the term "OPERATING EXPENSES" shall mean all expenses and disbursements of every kind (subject to the limitations set forth below) which Landlord incurs, pays or becomes obligated to pay in connection with the ownership, operation, and maintenance of the Project (including the associated Common Areas), including, but not limited to, the following:

                  (a) a reasonable management fee intended to cover management fees and wages and salaries of ail employees, agents, consultants and other individuals or entities engaged in the operation, repair, replacement, maintenance, and security of the Project, including taxes, insurance and benefits relating thereto;

                  (b) all supplies and materials used in the operation, maintenance, repair, replacement, and security of the Project;

                  (c) annual cost of all Capital Improvements (amortized over the useful economic life of such improvements as determined by Landlord in its reasonable discretion (without regard to the period over which such improvements may be depreciated or amortized for federal income tax purposes). Capital Improvements shall not Include any expenditure Incurred by Landlord to maintain the structural elements of the roof of the Building (excluding the roof membrane), the structural soundness of the foundation of the Building, the structural elements of the exterior walls of the Building and the structural elements of existing interior load bearing walls of the Building (excluding any load bearing walls constructed by Tenant, which Tenant shall maintain and repair at Tenant's sole expense), and the cost of such items shall be paid by Landlord, at Landlord's sole cost and expense;

                  (d)      cost of all utilities paid by Landlord;

                  (e) cost of any insurance or insurance related expense applicable to the Project (excluding any insurance deductible except as expressly permitted by section 6.2 below) and Landlord's personal property used in connection therewith, including, but not limited to, the insurance costs described In section 10.2;

                  (t) cost of repairs, replacements and general maintenance of the Project (including all truck court areas, paving and parking areas, Common Area lighting facilities, fences, gates, water lines, sewer lines, rail spur areas and any other Item Landlord is obligated to repair or maintain), other than costs necessary to assure the structural soundness of the roof, foundation and exterior walls of the Project or any other costs which are payable solely by Landlord under section 11.1;

                  (g) cost of service or maintenance contracts with independent contractors for the operation, maintenance, repair, replacement or security of the Project (including, without limitation, alarm service, exterior painting, trash collection, snow, ice, debris and waste removal and landscape maintenance);

                  (h) the cost of all accounting fees, management fees, legal fees and consulting fees attributable to the operation, ownership, management, maintenance or repair of the Project;

                  (i) payments made by Landlord under any easement, license, operating agreement, declaration, restrictive covenant or other agreement relating to the sharing of costs among property owners;

                  (j)      intentionally deleted.

                  (k) the cost of all business licenses, permits or similar fees relating to the operation, ownership, repair or maintenance of the Project; and

                  (l) the cost of any other item the cost of which is stated in this Lease to be an Operating Expense.

For purposes of this Lease, a "CAPITAL IMPROVEMENT" shall be an improvement to the Project that Landlord is obligated to make pursuant to this Lease, the cost of which is not fully deductible in the year Incurred in accordance with generally accepted accounting principles ("GAAP"); provided, however, that, at Landlord's option, the cost of painting all or part of the Project shall be treated as an expense and not as a CAPITAL IMPROVEMENT. Real Properly Taxes (as defined below) shall be reimbursed to Landlord as provided below and shall not be treated as an Operating Expense. References to facilities, services, utilities or other items in this section shall not impose an obligation on Landlord to have said facilities or to provide said services unless such facilities and services already exist at the Project.

         6.2 OPERATING EXPENSE EXCLUSIONS. Notwithstanding anything to the contrary contained herein, for purposes of this Lease the term "OPERATING EXPENSES" shall not include the following: (i) costs (including permit, license and inspection fees) incurred for tenant improvements for other tenants within the Project; (ii) legal and auditing fees (other than those fees reasonably incurred in connection with the maintenance and operation of all or any portion of the Project), leasing commissions, advertising expenses and similar costs Incurred In connection with the leasing of the Project; (III) depreciation of the Building or any other improvements situated within the Project; (iv) any ferns for which Landlord is actually reimbursed

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by insurance or by direct reimbursement by any other tenant of the Project; (v)
costs of repairs or other work necessitated by fire, windstorm or other casualty (excluding any deductibles) and/or costs of repair or other work necessitated by the exercise of the right of eminent domain to the extent Insurance proceeds or a condemnation award, as applicable, is actually received by Landlord for such purposes; provided, such costs of repairs or other work shall be paid by the parties in accordance with the provisions of sections 11 and 12, below; (vi) other than any interest charges for Capital Improvements referred to in section
6.1 (c) hereinabove, any Interest or payments on any financing for the Building or the Project and interest and penalties incurred as a result of Landlord's late payment of any invoice; (vii) costs associated with the Investigation and/or remediation of Hazardous Materials (hereafter defined) present In, on or about any portion of the Project, unless such costs and expenses are the responsibility of Tenant as provided in section 27 hereof, in which event such costs and expenses shall be paid solely by Tenant In accordance with the provisions of section 27 hereof; (viii) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in the Project to the extent the same exceeds the costs of such by unaffiliated third parties on a competitive basis; (ix) any payments under a ground lease or master lease; (x) except as provided in section 6.1(c) above, the cost of Capital Improvements and (xi) the cost of any insurance deductibles to the extent such deductibles exceed $50,000 in any one year.

         6.3 PAYMENT. Tenant's Percentage Share of Operating Expenses shall be payable by Tenant within fifteen (16) days after a reasonably detailed statement of actual expenses Is presented to Tenant by Landlord. At Landlord's option, however, Landlord may, from time to time, estimate what Tenant's Percentage Share of Operating Expenses will be, and the same shall be payable by Tenant monthly during each calendar year of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Tenant pays Landlord's estimate of Tenant's Percentage Share of Operating Expenses, Landlord shall use its best efforts to deliver to Tenant within one hundred fifty (150) days after the expiration of each calendar year a reasonably detailed statement (the "STATEMENT") showing Tenant's Percentage Share of the actual Operating Expenses incurred during such year. If Landlord has not delivered a Statement to Tenant within one hundred fifty (150) days after the expiration of the preceding calendar year, Tenant shall have the right to give Landlord written notice of such failure (a "Tenant Notice"), and Landlord's failure to provide the Statement to Tenant within thirty (30) days after Landlord receives the Tenant Notice shall be a default by Landlord under this Lease. To be effective, the Tenant Notice must specifically state that Landlord's failure to provide the Statement to Tenant within thirty (30) days after Landlord's receipt of the Notice will constitute a default and the Tenant Notice must refer specifically to this section of the Lease. Landlord's failure to deliver the Statement to Tenant within said period shall not constitute Landlord's waiver of its right to collect said amounts or otherwise prejudice Landlord's rights hereunder; provided, however, Landlord shall not have the right to collect from Tenant any Operating Expense that was known by Landlord and which was not billed to Tenant within one year after the expiration of the calendar year in which the Operating Expense was incurred. If Tenant's payments under this section during said calendar year exceed Tenant"s Percentage Share as indicated on the Statement, Tenant shall be entitled to credit the amount of such overpayment against Tenant's Percentage Share of Operating Expenses next falling due. If Tenant's payments under this section during said calendar year were less than Tenant's Percentage Share as indicated on the Statement, Tenant shall pay to Landlord the amount of the deficiency within thirty (30) days after delivery by Landlord to Tenant of the Statement Landlord and Tenant shall forthwith adjust between them by cash payment any balance determined to exist with respect to that portion of the last calendar year for which Tenant is responsible for Operating Expenses, notwithstanding that the Lease term may have terminated before the end of such calendar year; and this provision shall survive the expiration or earlier termination of the Lease.

         6.4 TENANTS PERCENTAGE SHAKE. TENANTS PERCENTAGE SHARE" as used In this Lease shall mean the percentage of the cost of Operating Expenses and Real Property Taxes (as defined below) for which Tenant is obligated to reimburse Landlord pursuant to this Lease. Notwithstanding anything to the contrary contained in section 1.11, Landlord shall have the right to determine Tenants Percentage Share of the cost of Operating Expenses and Real Property Taxes using any one or more of the following three methods, and Tenant hereby agrees that any one of the following three methods of allocation Is reasonable: (a) by multiplying the cost of all Operating Expenses or Real Property Taxes by a fraction, the numerator of which is the number of square feet of leasable space in the Premises and the denominator of which is the number of square feet of leasable space In all buildings in the Project from time to time (e.g., if Landlord sold one of the buildings that now comprises the Project, this reduction in Project square footage shall be taken into consideration In determining Tenant's Percentage Share of the Project); or (b) (I) with respect to an Operating Expense or Real Property Taxes attributable solely to the Building, requiring Tenant to pay that portion of the cost of the Operating Expense or Real Property Taxes that is obtained by multiplying such cost by a fraction, the numerator of which is the number of square feet of leasable space In the Premises and the denominator of which Is the number of square feet of leasable space in the entire Building (if the Building Is modified to Increase or decrease its square footage, this increase or decrease shall be taken Into consideration in determining Tenants Percentage Share of the Building) and (ii) with respect to an Operating Expense or Real Property Taxes attributable to the Common Areas of the Project, but not any particular building in the Project, requiring Tenant to pay that portion of the cost of the Operating Expense or Real Property Taxes that is obtained by multiplying such cost by a fraction, the numerator of which is the number of square feet of leasable space in the Premises and the denominator of which is the number of square feet of leasable space in all buildings in the Project or (c) by allocating an Operating Expense or Real Property Taxes in any other commercially reasonable manner.

         6.5 AUDITS. If Tenant disputes the amount set forth in the Statement, Tenant shall have the right, at Tenant's sole expense, not later than sixty (60) days following receipt of such Statement, to cause Landlord's books and records with respect to the calendar year which is the subject of the Statement to be audited by a certified public accountant mutually acceptable to Landlord and Tenant. The audit shall take place at the offices of Landlord where its books and records are located at a mutually convenient time during Landlord's regular business hours. Tenants Percentage Share of Operating Expenses shall be appropriately adjusted based upon the results of such audit, and the results of such audit shall be final and binding upon Landlord and Tenant. The accountant conducting the audit shall be compensated on an hourly basis and shall not be compensated based upon a percentage of overcharges it discovers. No subtenant shall have any right to conduct an audit, and no assignee shall conduct an audit for any period during which such assignee was not in possession of the Premises. Tenant's right to undertake an audit with respect to any calendar year shall expire sixty (60) days after Tenant's receipt of the Statement for such calendar year, and such Statement shall be final and binding upon Tenant and shall, as between the parties, be conclusively deemed correct, at the end of such sixty (60) day period, unless prior thereto Tenant shall have given Landlord written notice of Its intention to audit Operating Expenses for the calendar year which is the subject of the Statement. If Tenant gives Landlord notice of its Intention to audit Operating Expenses, it must commence such audit within sixty (60) days after such notice Is delivered to Landlord, and the audit must be completed within one hundred twenty (120) days after such notice is delivered to Landlord. If Tenant does not commence and complete the audit within such periods, the Statement which Tenant elected to audit shall be deemed final and binding upon Tenant and shall, as between the parties, be conclusively deemed correct. Tenant agrees that the results of any Operating Expense audit shall be kept strictly confidential by Tenant and shall not be disclosed to any other person or entity.

         6.6 AMORTIZATION OF CERTAIN IMPROVEMENTS. Pursuant to sections 6.1 and 12 of this Lease, Landlord has the right to require Tenant to pay for certain costs related to the replacement of the roof membrane and HVAC units at the Building and the resurfacing of the asphalt and concrete driveways and parking areas of the Project (collectively, the "Major Items").

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Notwithstanding anything to the contrary contained In sections 6.1 and 12, If
Landlord replaces a Major Item, and in accordance with GAAP, the entire cost of the replacement is not deductible as an expense in the year incurred, Landlord shall amortize the cost of the replacement of the Major Item over its useful life, as reasonably determined by Landlord, and Tenant shall only be obligated to reimburse Landlord each year for its Percentage Share of such amortized cost.

7. SECURITY DEPOSIT. Tenant shall deliver to Landlord at the time it executes this Lease the security deposit set forth in section 1.12 as security for Tenant's faithful performance of Tenant's obligations hereunder. If Tenant falls to pay Base Rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may use all or any portion of said deposit for the payment of any Base Rent or other charge due hereunder, to pay any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of said deposit, Tenant shall within thirty (30) days after written demand therefore deposit cash with Landlord in an amount sufficient to restore said deposit to its full amount. Landlord shall not be required to keep said security deposit separate from Its general accounts. If Tenant performs all of Tenant's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Landlord, shall be returned, without payment of interest or other amount for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) within thirty (30) days after the expiration of the term hereof, or after Tenant has vacated the Premises, whichever is later. No trust relationship Is created herein between Landlord and Tenant with respect to said security deposit. Tenant acknowledges that the security deposit is not an advance payment of any kind or a measure of Landlord's damages in the event of Tenant's default. To the extent the provisions of any law are inconsistent with this section, Tenant hereby waives such inconsistent provisions.

8.       UTILITIES.

         8.1 PAYMENT. Tenant shall pay for all water, gas, electricity, telephone, sewer, sprinkler services, refuse and trash collection and other utilities and services used on the Premises, together with any taxes, penalties, surcharges or the like pertaining thereto. Tenant shall contract directly with the applicable public utility for such services. Tenant shall pay its share of all charges for Jointly metered utilities based upon consumption, as reasonably determined by Landlord.

         8.2 INTERRUPTIONS. Tenant agrees that Landlord Shalt not be liable to Tenant for its failure to furnish water, gas, electricity, telephone, sewer, refuse and trash collection or any other utility services or building services when such failure is occasioned, In whole or in part, by repairs, replacements or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, telephone service or other utility at the Project, by any accident, casualty or event arising from any cause whatsoever, including the negligence of contractors or by act, negligence or default of Tenant, and such failures shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from the obligation of paying rent or performing any of its obligations under this Lease. Furthermore, Landlord shall not be liable under any circumstances for loss of property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or In connection with or Incidental to a failure per the foregoing to furnish any such services or utilities. Provided that Landlord first obtains Tenant's consent, which shall not be unreasonably withheld, Landlord may comply with voluntary controls or guidelines promulgated by any governmental entity relating to the use or conservation of energy, water, gas, light or electricity or the reduction of automobile or other emissions without creating any liability of Landlord to Tenant under this Lease. In the event there is an interruption in a service provided by Landlord to Tenant, Landlord shall proceed diligently and in a commercially reasonable manner to end the interruption.

         8.3      Intentionally deleted.

         8.4. ALTERNATIVE UTILITY PROVIDERS. If permitted by applicable laws, and provided service to Tenant is at least equal to the then existing service and provided Tenant's Share of Operating Expenses is not increased thereby, Landlord shall have the right at any time and from time to time during the term of this Lease to either contract for service from a different company or companies (each such company referred to as an "Alternate Service Provider") other than the company or companies presently providing electrical service for the Project (the "Electric Service Provider") or continue to contract for service from the Electric Service Provider, at Landlord's sole discretion. Tenant agrees to cooperate with Landlord, the Electric Service Provider, and an Alternate Service Provider at all times and, as reasonably necessary, shall allow Landlord, the Electric Service Provider, and any Alternate Service Provider reasonable access to the Building's electric lines, feeders, risers, wiring and any other machinery within the Premises.

9.       REAL AND PERSONAL PROPERTY TAXES.

         9.1 PAYMENT OF TAXES. Tenant shall pay to Landlord during the term of this Lease, in addition to Base Rent and Tenant's Percentage Share of Operating Expenses, Tenant's Percentage Share of all Real Property Taxes. Tenant's Percentage Share of Real Property Taxes shall be payable by Tenant at the same time, in the same manner and under the same terms and conditions as Tenant pays Tenant's Percentage Share of Operating Expenses.

         9.2 DEFINITION OF REAL PROPERTY TAX. As used herein, the term "Real Properly Taxes" shall Include any form of real estate tax or assessment, general, special, ordinary or extraordinary, improvement bond or bonds imposed on the Project or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Landlord in the Project or In any portion thereof. Real Property Taxes shall not Include income, inheritance and gift taxes.

         9.3 PERSONAL PROPERTY TAXES, Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or related to Tenant's use of the Premises. If any of Tenant's personal property shall be assessed with Landlord's real or personal property, Tenant shall pay to Landlord me taxes attributable to Tenant within ten (10) days after receipt of a written statement from Landlord setting forth the taxes applicable to Tenant's property.

         9.4 REASSESSMENTS. From time to time Landlord may challenge the assessed value of the Project as determined by applicable taxing authorities and/or Landlord may attempt to cause the Real Property Taxes to be reduced on other grounds. If Landlord is successful In causing the Real Property Taxes to be reduced or In obtaining a refund, rebate, credit or similar benefit (hereinafter collectively referred to as a "reduction"), Landlord shall to the extent practicable, credit the reductions) to Real Property Taxes for the calendar year to which a reduction applies and recalculate the Real Property Taxes owed by Tenant for years in which the reduction applies based on the reduced Real Property Taxes. All costs incurred by Landlord in obtaining the Real Property Tax reductions shall be considered an Operating Expense, and Landlord shall determine, in its sole discretion, to which years any reductions will be applied. In addition, all accounting and related costs incurred by Landlord in making the adjustments shall be an Operating Expense. Landlord shall have the right to compensate

                                       5
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a person or entity it employs to obtain a reduction in Real Property Taxes by giving such person or entity a percentage of any reduction or credit obtained, and in this event the reduction or credit obtained by Landlord shall be deemed to be the reduction or credit given by the taxing authority less the compensation paid to such person or entity.

10.      INSURANCE.

         10.1     INSURANCE-TENANT.

                  (a) Tenant shall obtain and keep in force during the term of this Lease a commercial general liability policy of insurance with coverages acceptable to Landlord, in Landlord's reasonable discretion, which, by way of example and not limitation, protects Tenant and Landlord (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single-limit coverage in an amount not less than $1,000,000 per occurrence, $3,000,000 for injuries to more than one person in any one accident and $2,000,000 for property damage per accident with an "Additional Insured-Managers and Landlords of Premises Endorsement" and contain the "Amendment of the Pollution Exclusion" for damage caused by heat, smoke or fames from a hostile fire. The policy shall not contain any intra-insured exclusions as between Insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Tenant's indemnity obligations under this Lease.

                  (b) Tenant shall obtain and keep in force during the term of this Lease "all-risk" extended coverage property Insurance with coverages acceptable to Landlord, in Landlord's reasonable discretion. Said insurance shall be written on a ninety percent (90%) replacement cost basis on Tenant's personal property, all tenant improvements installed at the Premises by Landlord or Tenant, Tenant's trade fixtures and other properly; provided however that all costs of repair or replacement of Tenant's personal properly as a result of insuring less than the full replacement cost of the personal property shall be borne solely by Tenant and shall not be paid by Landlord under any circumstances. By way of example, and not limitation, such policies shall provide protection against any peril included within the classification "fire and extended coverage," against vandalism and malicious mischief, theft and sprinkler leakage.

                  (c) Tenant shall, at all times during the term hereof, maintain in effect workers' compensation insurance as required by applicable law and business Interruption and extra expense insurance satisfactory to Landlord, Notwithstanding anything to the contrary contained in this section, Tenant shall have the right to act as the insurer for purposes of providing the business interruption insurance described above. Landlord shall not be responsible or liable to Tenant for any damages or other amounts which would be paid by the business interruption insurance described above, even If the damages are caused by Landlord's employees, agents, visitors, Invitees, guests or Independent contractors (collectively, "Landlord's Associates"), and Tenant hereby releases Landlord's Associates from any claim, demands, toss, damages, consequential damages, and the like, resulting from damage or liability that would be covered by such business interruption Insurance. If Tenant assigns this Lease, the assignee shall not have the right to provide self-Insurance for business Interruption Insurance unless the assignee is an Affiliate (as defined below).

      10.2   INSURANCE-LANDLORD.

                  (a) Landlord shall obtain and keep in force a policy of general liability Insurance with coverage against such risks and in such amounts as are commercially reasonable insuring Landlord against liability arising out of the ownership, operation and management of the Project.

                  (b) Landlord shall also obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Project in the amount of not less than eighty percent (80%) of the full replacement cost thereof, as determined by Landlord from time to time, provided however that all costs of repair or replacement for the Project payable by Landlord as a result of Insuring less than the full replacement cost of the Project (except for any Insurance deductible expressly permitted by section 6.2 below) shall be borne solely by Landlord and shall In no event be passed on to Tenant as an Operating Expense or Capital Improvement. The terms and conditions of said policies and the perils and risks covered thereby shall be determined by Landlord, from time to time, in Landlord's sole discretion. In addition, at Landlord's option, Landlord shall obtain and keep in force, during the term of (his Lease, a policy of rental interruption insurance, with loss payable to Landlord, which Insurance shall, at Landlord's option, also cover all Operating Expenses and Real Property Taxes. Tenant will not be named as an additional insured in any Insurance policies carried by Landlord and shall have no right to any proceeds therefrom. The policies purchased by Landlord shall contain such deductibles as Landlord may determine and as are commercially reasonable. Tenant shall pay at Tenant's sole expense any increase in the property insurance premiums for the Project over what was payable immediately prior to the increase to the extent the increase Is specified by Landlord's insurance carrier as being caused by the nature of Tenant's occupancy or any act or omission of Tenant.

         10.3 INSURANCE POLICIES. Unless Tenant has already done so, Tenant shall deliver to Landlord certificates of the insurance policies required under section 10.1 within fifteen (15) days prior to the Commencement Date of this Lease. Tenant's insurance policies shall not be cancelable except after thirty
(30) days prior written notice to Landlord. Tenant shall, at least ten (10) days prior to the expiration of such policies, furnish Landlord with renewals thereof. Tenant's Insurance policies shall be issued by insurance companies authorized to do business in the state in which the Premises is located, and said companies shall maintain during the policy term a "General Pollcyholder's Rating" of at least A and a financial rating of at least "Class X" (or such other rating as may be required by any lender having a lien on the Premises) as set forth in the most recent edition of "Best Insurance Reports." All insurance obtained by Tenant shall be primary to and not contributory with any similar insurance carried by Landlord, whose insurance shall be considered excess insurance only. Landlord and, at Landlord's option, the holder of any mortgage or deed of trust encumbering the Project and any person or entity managing the Project on behalf of Landlord, shall be named as an additional insured on all insurance policies Tenant is obligated to obtain by section 10.1 above. Tenant shall use commercially reasonable efforts to maintain deductibles of less than One Hundred Thousand Dollars ($100,000), with the exception of the perils of earthquake and flood, which are subject to commercially available terms.

         10.4 WAIVER OF SUBROGATION. Landlord and Tenant hereby release each other from any claims and demands of whatever nature for damage, loss or injury to the Premises and/or the Project, or to the other's property in, on or about the Premises and the Project, that are caused by or result from risks or perils insured against under any property insurance policies required by this Lease to be carried by Landlord and/or Tenant whether or not in force at the time of any such damage, loss or injury. Landlord and Tenant shall cause each Insurance policy obtained by them to provide that the insurance company waives all right of recovery by way of subrogation against either Landlord or Tenant in connection with any damage covered by any such policy or policies.

         10.5 COVERAGE.. Landlord makes no representation to Tenant that the limits or forms of coverage specified above or approved by Landlord are adequate to insure Tenant's property or Tenant's obligations under this Lease.

11.      LANDLORD'S REPAIRS.

         11.1 LANDLORD'S SOLE EXPENSE. Landlord shall maintain, at Landlord's expense (and shall not include In Operating Expenses), only the structural elements of the roof of the Building (excluding the roof membrane), the structural soundness of the foundation of the Building and the structural elements of the exterior walls of the Building and the structural elements of existing interior load bearing walls of the Building (excluding any load bearing walls constructed by Tenant, which Tenant shall maintain and repair at Tenant's sole expense). Tenant shall reimburse Landlord for the cost of any maintenance, repair or replacement of the foregoing necessitated by Tenant's misuse, negligence, alterations to the Premises or any breach of its obligations under this Lease. By way of example, and not limitation, the term "EXTERIOR WALLS" as used in this section shall not include windows, glass or plate glass, doors or overhead doors, special store fronts, dock bumpers, dock plates or levelers, or office entries unless damage to the foregoing is caused by foundation settlement or failure of the structural elements of the Building and such settlement or failure is not caused by Tenant. Tenant shall Immediately give Landlord written notice of any repair required by Landlord pursuant to this section, after which Landlord shall have a reasonable time in which to complete the repair. Nothing contained in this section shall be construed to obligate Landlord to seal or otherwise maintain the surface of any foundation, floor or slab. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to Keep the Premises in good order, condition and repair.

         11.2 LANDLORD REPAIRS INCLUDED IN OPERATING EXPENSES. Landlord shall employ contractors to perform all repairs, maintenance and replacements of the roof membranes, heating, ventilation and air conditioning ("HVAC") units (see section 12.2 below), parking areas, landscaped areas and exterior walls of the Premises. The Items described in the previous sentence that Landlord will cause to be repaired, maintained and replaced are hereinafter referred to as the "LANDLORD MAINTENANCE ITEMS." Landlord's maintenance of the exterior walls of the Premises shall include the right, but not the obligation, of Landlord to paint from time to time all or some of the exterior walls, canopies, doors, windows, gutters, handrails and other exterior parts of the Premises with colors selected by Landlord. Tenant shall immediately give Landlord written notice of any repair or maintenance required by Landlord pursuant to this section, after which Landlord shall have a reasonable time in which to complete such repair or maintenance. Landlord shall use commercially reasonable efforts to minimize disruption to Tenant's business operations caused by the performance of Landlord Maintenance Items provided, however, that Landlord shall not be obligated to Incur additional costs in connection with such efforts. Subject to the limitations set forth in section 6 of this lease, Landlord shall include the cost of Landlord Maintenance Items in Operating Expenses, and Tenant shall then pay Tenant's Percentage Share of such costs.

         11.3 PERFORMANCE OF LANDLORD REPAIRS BY TENANT. If Landlord defaults in the performance of Its obligations under sections 11.1 and 11.2 (Landlord shall not be In default until it has been given notice of default as required by section 17.3 and has failed to cure the default during the applicable cure period set forth in section 17.3), then Tenant may proceed to perform such obligations upon delivery of an additional ten (10) business days advance written notice to Landlord specifying that Tenant intends to perform such obligations, and Tenant shall be entitled to prompt reimbursement by Landlord of Tenant's reasonable costs and expenses in taking such action. Tenant shall not be entitled to reimbursement until Tenant has provided Landlord with reasonable documentation that it has paid for a repair and/or maintenance Landlord was obligated to perform pursuant to sections 11.1 or 11.2 and has provided Landlord with valid mechanic's lien releases. In the event Tenant takes such action, Tenant shall use only those contractors used by Landlord in the Building for similar work unless such contractors are unwilling or unable to perform such work in a timely manner at reasonably competitive rates (vis-a-vis other qualified contractors), in which event Tenant may utilize the services of any other qualified contractor which normally and regularly performs similar work in the comparable buildings. Tenant shall require the contractors to provide evidence of commercially reasonable insurance coverage before performing any maintenance and/or repair, and shall ensure that Landlord is named as an additional insured on such Insurance policy(s). Further, if Landlord does not deliver a detailed written objection to Tenant within thirty (30) days after receipt of an invoice by Tenant of its costs of taking action which Tenant claims should have been taken by Landlord, and if such invoice from Tenant sets forth a reasonably particularized breakdown of its costs and expenses in connection with taking such action on behalf of Landlord, then Tenant shall be entitled to deduct from Base Rent payable by Tenant under this Lease, the amount set forth in such invoice. If, however, Landlord delivers to Tenant within thirty (30) days after receipt of Tenant's invoice, a written objection to the payment of such invoice, setting forth with reasonable particularity Landlord's reasons for its claim that such action did not have to be taken by Landlord pursuant to the terms of this Lease or that the charges are excessive (in which case Landlord shall pay the amount it contends would not have been excessive), then Tenant shall not be entitled to such deduction from Base Rent, but as Tenant's sole remedy, Tenant may proceed to claim a default by Landlord under this Lease. For purposes of the foregoing, in order for charges to be deemed excessive Landlord must provide (i) supporting documentation from an Independent qualified contractor property licensed, insured and doing business in the city In which the Premises are located, and (II) such alternate price submitted and so documented by Landlord must be at least ten (10%) percent less than the cost claimed by Tenant

12.      TENANT'S REPAIRS.

         12.1 OBLIGATIONS of TENANT. Tenant shall, at Its sole cost and expense, keep and maintain all parts of the Premises (except those listed as Landlord's responsibility In section 11 above) in good and sanitary condition, promptly making all necessary repairs and replacements, including but not limited to, windows, glass and plate glass, doors, skylights, any special store front or office entry, walls and finish work, floors and floor coverings, dock boards, bumpers, plates, seals, levelers and lights, plumbing work and fixtures (Including periodic backflow testing), electrical systems, lighting facilities and bulbs, sprinkler systems, alarm systems, fire detection systems, termite and pest extermination, fencing, tenant signage and regular removal of trash and debris. Tenant shall notify Landlord In writing prior to making any repair or performing any maintenance pursuant to this section if such repair or maintenance is material in nature, would affect the general appearance or functionality of the Building or Its systems or If notice to Landlord is required pursuant to section 13.1. Landlord shall have the right to designate the contractor Tenant shall use to make any repair or to perform any maintenance on the, plumbing systems, electrical systems, sprinkler systems, fire alarm systems or fire detection systems located at the Premises. Tenant shall not paint or otherwise change the exterior appearance of the Premises without Landlord's prior written consent, which may be given or withheld in Landlord's sole discretion. The cost of maintenance and repair of any common party wall (any wall, divider, partition or any other structure separating the Premises from any adjacent premises occupied by other tenants) shall be shared equally by Tenant and the tenant occupying the adjacent premises; provided, however, If Tenant damages a party wall the entire cost of the repair shall be paid by Tenant, at Tenant's sole expense. Tenant shall not damage any party wall or disturb the integrity and support provided by any party wall. If Tenant fails to keep the Premises In good condition and repair, Landlord may, but shall not be obligated to, make any necessary repairs. If Landlord makes such repairs, Landlord may bill Tenant for the cost of the repairs as additional rent, and said additional rent shall be payable by Tenant within thirty (30) days after demand by Landlord.

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

         12.2 HVAC MAINTENANCE. Notwithstanding Landlord's obligation to maintain, repair and replace the HVAC units pursuant to section 11.2, subject to the limitations set forth below, Tenant shall maintain and repair, but not replace, the HVAC units servicing the Premises. In the event an HVAC unit needs to be replaced, as reasonably determined by Landlord, Landlord shall replace the HVAC unit In accordance with section 11.2 above. While Tenant is responsible for the maintenance and repair of the HVAC units, Tenant, not Landlord, shall enter into a regularly scheduled preventative maintenance/service contract (the "HVAC Contract") for the HVAC units servicing the Premises, and the terms and conditions of the HVAC Contract shall be acceptable to Landlord, In Landlord's reasonable discretion. At Landlord's request, Tenant shall provide Landlord with a copy of the HVAC Contract Tenant shall pay all costs ft incurs in maintaining and repairing the HVAC units and in purchasing the Maintenance Contract at Tenant's sole cost and expense, and Landlord shall have no obligation to reimburse Tenant for any of such costs. If Tenant falls to maintain and repair the HVAC units in a commercially reasonable manner, Landlord shall have the right to elect to (a) maintain and repair the HVAC units pursuant to section
11.2 and (b) obtain the HVAC maintenance contract pursuant to section 12.3.

         12.3 MAINTENANCE CONTRACTS. Landlord shall enter into regularly scheduled preventative maintenance/service contracts for some or all of the following: the HVAC units servicing the Premises (see section 12.2) and for the roof membrane of the Premises (the "Maintenance Contracts"). The Maintenance Contracts shall include maintenance services satisfactory to Landlord, in Landlord's sole discretion. Landlord shall include the cost of Maintenance Contracts in Operating Expenses, and Tenant shall then pay Tenant's Percentage Share of such costs as determined by Landlord.

13.      ALTERATIONS AND SURRENDER.

         13.1 CONSENT OF LANDLORD. Tenant shall have the right, subject to Landlord's reasonable requirements relating to construction at the Project, upon ten (10) days prior written notice to Landlord, to make alterations ("Permitted Alterations") to the Inside of the Premises (e.g., paint and carpet, communication systems, telephone and computer system wiring) that do not (i) Involve the expenditure of more than $25,000.00; (ii) affect the exterior appearance of the Building or the roof, (HI) affect the Building's electrical, plumbing, HVAC, life, fire safety or similar Building systems or the structural elements of the Building, (iv) affect the Common Areas or parking areas or (v) materially adversely affect any other tenant of the Project Except with respect to Permitted Alterations, Tenant shall not, without Landlord's prior written consent, which may be given or withheld in Landlord's reasonable discretion, make any alterations, Improvements, additions, utility installations or repairs (hereinafter collectively referred to as "Non-Permitted Alterations") In, on or about the Premises or the Project; provided, however, Landlord shall have no obligation to consent to any structural alteration to the Building or a modification of any building system that would adversely affect the operation of the building system. References In this Lease to 'Alterations" shall mean both Permitted Alterations and Non-Permitted Alterations. At the expiration of the term, Landlord may require the removal of any Alterations installed by Tenant and the restoration of the Premises and the Project to their prior condition, at Tenant's expense if, at the time of Landlord's consent, Landlord did not agree In writing that Tenant would not be obligated to remove! the Alterations. Tenant shall not be obligated to remove the improvements located in the Premises as of the date of this Lease. If, as a result of any Alteration made by Tenant, Landlord Is obligated to comply with the Americans With Disabilities Act or any other law or regulation, and such compliance requires Landlord to make any improvement or Alteration to any portion of the Project, as a condition to Landlord's consent, Landlord shall have the right to require Tenant to pay to Landlord prior to the construction of any Alteration by Tenant the entire cost of any improvement or alteration Landlord is obligated to complete by such law or regulation. Should Landlord permit Tenant to make its own Alterations, Tenant shall use only such architect and contractor as has been expressly approved by Landlord, In Landlord's reasonable discretion, and, If the Alteration will cost more than $100,000 to complete, Landlord may require Tenant to provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to the estimated cost of such Alterations, to Insure Landlord against any liability for mechanic's and materialmen's liens and to insure completion of the work. In addition, in order to compensate Landlord for the overhead and other costs It Incurs In reviewing the plans for the Alterations and in monitoring the construction of the Alterations, Tenant shall pay to Landlord a fee equal to the actual out-of-pocket costs incurred by Landlord In reviewing and monitoring the construction of the Alterations, If any; provided, however, in no event shall Tenant be obligated to reimburse Landlord for out-of-pocket costs In excess of four percent (4%) of the cost of the Alterations. Should Tenant make any Alterations without the prior approval of Landlord, or use a contractor not expressly approved by Landlord, Landlord may, at any time during the term of this Lease, require that Tenant remove all or part of the Alterations and return the Premises to the condition it was In prior to the making of the Alternations. In the event Tenant makes any Alterations, and conditions warrant (in Landlord's discretion), Landlord may require Tenant to obtain or cause its contractor to obtain, prior to the commencement of any work, "builders all risk" Insurance In an amount approved by Landlord, workers compensation insurance and any other insurance requested by Landlord, in Landlord's sole discretion.

         13.2 PERMITS. Any Alterations in or about the Premises that Tenant shall desire to make shall be presented to Landlord in written form, with plans and specifications which are sufficiently detailed to obtain a building permit If Landlord consents to an Alteration, the consent shall be deemed conditioned upon Tenant acquiring a building permit from the applicable governmental agencies, furnishing a copy thereof to Landlord prior to the commencement of the work, and compliance by Tenant with all conditions of said permit in a prompt and expeditious manner. Tenant shall provide Landlord with as-built plans and specifications for any Alterations made to the Premises If such Alterations required a building permit.

         13.3 MECHANICS LIENS. Tenant shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at or for use In the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or the Project, or any Interest therein. If Tenant shall, in good faith, contest the validity of any such lien, Tenant shall furnish to Landlord a surety bond satisfactory to Landlord In an amount equal to not less than one and one-half times the amount of such contested lien daim indemnifying Landlord against liability arising out of such lien or claim. Such bond shall be sufficient in form and amount to free the Project from the effect of such lien. In addition, Landlord may require Tenant to pay Landlord's reasonable attorneys' fees and costs in participating in such action.

         13.4 NOTICE. Tenant shall give Landlord not less than ten (10) days' advance written notice prior to the commencement of any work in the Premises by Tenant, and Landlord shall have the right to post notices of non-responsibility in or on the Premises or the Project.

         13.5 SURRENDER. Subject to Landlord's right to require removal or to elect ownership as hereinafter provided, all Alterations made by Tenant to the Premises shall be the property of Tenant, but shall be considered to be a part of the Premises. Unless Landlord gives Tenant written notice of its election not to become the owner of the Alterations at the end of the term of this Lease, the Alterations shall become the property of Landlord at the end of the term of this Lease. Landlord may require, on notice to Tenant, that some or all Alterations be removed prior to the end of the term of this Lease and that any damages caused by such removal be repaired at Tenant's sole expense. On the last day of the term hereof, or on any sooner termination, Tenant shall surrender the Premises (including, but not limited to, all doors, windows, floors and floor coverings, skylights, heating and air conditioning systems, dock boards, truck doors, dock bumpers, plumbing work and fixtures, electrical systems, lighting facilities, sprinkler systems, fire detection systems and nonstructural elements of the exterior walls, foundation and roof (collectively the "Elements of the Premises')) to Landlord in the same condition as received, ordinary wear and tear and casualty damage excepted, clean and free of debris and Tenant's personal property, trade fixtures and equipment Tenant's personal property shall Include Its trade fixtures and equipment, furnishings, office equipment, furniture, communication/telephone devices, computers (and all related equipment) and all computer wiring and cabling installed by Tenant. Provided, however, if Landlord has not elected to have Tenant remove the Alterations, Tenant shall leave the Alterations at the Premises in good condition and repair, ordinary wear and tear excepted. Tenant shall repair any damage to the Premises occasioned by the installation or removal of Tenant's trade fixtures, furnishings and equipment Damage to or deterioration of any Element of the Premises or any other item Tenant is required to repair or maintain at the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices. If the Premises are not surrendered at the expiration of the term or earlier termination of this Lease in accordance with the provisions of this section, at Landlord's option, Tenant shall continue to be responsible for the payment of Base Rent and all other amounts due under this Lease until the Premises are so surrendered in accordance with said provisions. Tenant shall Indemnify, defend and hold Landlord harmless from and against any and all damages, expenses, costs, losses or liabilities arising from any delay by Tenant in so surrendering the Premises Including, without limitation, any damages, expenses, costs, losses or liabilities arising from any claim against Landlord made by any succeeding tenant or prospective tenant founded on or resulting from such delay and losses and damages suffered by Landlord due to lost opportunities to lease any portion of the Premises to any such succeeding tenant or prospective tenant, together with, in each ease, actual attorneys' fees and costs.

         13.6 FAILURE OF TENANT TO REMOVE PROPERTY. If this Lease is terminated due to the expiration of its term or otherwise, and Tenant falls to remove Its property, in addition to any other remedies available to Landlord under this Lease, and subject to any other right or remedy Landlord may have under applicable law, Landlord may remove any property of Tenant from the Premises and store the same elsewhere at the expense and risk of Tenant.

14.      DAMAGE AND DESTRUCTION.

         14.1 EFFECT OF DAMAGE OR DESTRUCTION. If all or part of the Project is damaged by fire, earthquake, flood, explosion, the elements, riot, the release or existence of Hazardous Materials (as defined below) or by any other cause whatsoever (hereinafter collectively referred to as "damages"), but the damages are not material (as defined in section 14.2 below), Landlord shall repair the damages to the Project as soon as is reasonably possible, and this Lease shall remain in full force and effect, if all or part of the Project Is destroyed or materially damaged (as defined in section 14.2 below), Landlord shall have the right, In Its sole and complete discretion, to repair or to rebuild the Project or to terminate this Lease. Landlord shall within ninety
(90) days after the discovery of such material damage or destruction notify Tenant in writing of Landlord's intention to repair or to rebuild or to terminate this Lease. Tenant shall In no event be entitled to compensation or damages on account of annoyance or inconvenience in making any repairs, or on account of construction, or on account of Landlord's election to terminate this Lease. Notwithstanding the foregoing, If Landlord shall elect to rebuild or repair the Project after damage or destruction, but In good faith determines that the Premises cannot be substantially repaired within one hundred eighty
(180) days after the date of the discovery of the damage or destruction, without payment of overtime or other premiums, and the damage to the Project will render the entire Premises unusable during said one hundred eighty (180) day period, Landlord shall notify Tenant thereof in writing at the time of Landlord's election to rebuild or repair, and Tenant shall thereafter have a period of thirty (30) days within which Tenant may elect to terminate this Lease, upon thirty (30) days' advance written notice to Landlord. Tenant's termination right described in the preceding sentence shall not apply if the damage was caused by the negligent or intentional acts of Tenant or its employees, agents, contractors or invitees. Failure of Tenant to exercise said election within said thirty (30) day period shall constitute Tenant's agreement to accept delivery of the Premises under this Lease whenever tendered by Landlord, provided Landlord thereafter pursues reconstruction or restoration diligently to completion, subject to delays caused by Force Majeure Events. A "Force Majeure Event" shall mean fire, earthquake, weather delays or other acts of God, strikes, boycotts, war, riot, insurrection, embargoes, shortages of equipment, labor or materials, delays In Issuance of governmental permits or approvals, or any other cause beyond the reasonable control of Landlord. If Landlord is unable to repair the damage to the Premises or the Project during such one hundred eighty (180) day period due to Force Majeure Events, the one hundred eighty (180) day period shall be extended by the period of delay caused by the Force Majeure Events. Subject to section 14.3 below, if Landlord or Tenant terminates this Lease in accordance with this section 14.1, Tenant shell continue to pay all Base Rent, Operating Expenses and other amounts due hereunder which arise prior to the date of termination.

         14.2 DEFINITION OF MATERIAL DAMAGE. Damage to the Project shall be deemed material if, in Landlord's reasonable judgment, the uninsured cost of repairing the damage will exceed One Hundred Thousand Dollars ($100,000). If insurance proceeds are available to Landlord in an amount which is sufficient to pay the entire cost of repairing all of the damage to the Project, the damage shall be deemed material if the cost of repairing the damage exceeds Three Hundred Thousand Dollars ($300,000). Damage to the Project shall also be deemed material if (a) the Project cannot be rebuilt or repaired to substantially the same condition it was In prior to the damage due to laws or regulations in effect at the time the repairs will be made, (b) the holder of any mortgage or deed of trust encumbering the Project requires that insurance proceeds available to repair the damage in excess of One Hundred Thousand Dollars ($100,000) be applied to the repayment of the indebtedness secured by the mortgage or the deed of trust, or (c) the damage occurs during the last twelve (12) months of the Lease term.

       14.3 ABATEMENT OF RENT. If Landlord elects to repair damage to the Project and all or part of the Premises will be unusable or inaccessible to Tenant in the ordinary conduct of Its business until the damage is repaired, and the damage was not caused by the negligence or intentional acts of Tenant or its employees, agents, contractors or invitees, Tenant's Base Rent and Tenant's Share of Operating Expenses shall be abated until the repairs are completed in proportion to the amount of the Premises which is unusable or inaccessible to Tenant In the ordinary conduct of its business. Notwithstanding the foregoing, there shall be no abatement of Base Rent or Tenant's Share of Operating Expenses by reason of any portion of the Premises being unusable or inaccessible for a period equal to five (5) consecutive business days or less.

      14.4 TENANT'S ACTS. If such damage or destruction occurs as a result of the negligence or the Intentional acts of Tenant or Tenant's employees, agents, contractors or invitees, and the proceeds of insurance which are actually received by Landlord are not sufficient to pay for the repair of all of the damage, Tenant shall pay, at Tenant's sole cost and expense, to Landlord upon demand, the difference between the cost of repairing the damage and the insurance proceeds received by Landlord.

         14.5 TENANT'S PROPERTY. Landlord shall not be liable to Tenant or its employees, agents, contractors, invitees or customers for loss or damage to merchandise, tenant Improvements, fixtures, automobiles, furniture, equipment, computers, files or other property (hereinafter collectively "Tenant's property") located at the Project. Tenant shall repair or replace all of Tenant's property at Tenant's sole cost and expense. Tenant acknowledges that It is Tenant's sole responsibility to obtain adequate insurance coverage to compensate Tenant for damage to Tenant's property.

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         14.6     WAIVER. Landlord and Tenant hereby waive the provisions of any present or future statutes which relate to the termination of leases when leased property Is damaged or destroyed and agree that such event shall be governed by the terms of this Lease.

15. CONDEMNATION. If any portion of the Premises or the Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Tenant's business conducted from the Premises, and said taking lasts for ninety (90) days or more, Tenant shall have the option, to be exercised only In writing within thirty (30) days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If a taking lasts for less than ninety (90) days, Tenant's rent and Operating Expenses shall be abated during said period but Tenant shall not have the right to terminate this Lease. If Tenant does not terminate this Lease In accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent and Operating Expenses shall be reduced in the proportion that the usable floor area of the Premises taken bears to the total usable floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Tenant and no reduction of rent shall occur with respect thereto or by reason thereof. Landlord shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Tenant of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Project. Any award for the taking of all or any part of the Premises or the Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord, whether such award shall be made as compensation for diminution in value of the leasehold, for good will, for the taking of the fee, as severance damages, or as damages for tenant improvements paid for by Landlord; provided, however, that Tenant shall be entitled to any separate award for toss of or damage to Tenant's removable personal property, for moving expenses and for loss of tenant improvements separately paid for by Tenant, in the event that this Lease is not terminated by reason of such condemnation, and subject to the requirements of any lender that has made a loan to Landlord encumbering the Project, Landlord shall to the extent of severance damages received by Landlord in connection with such condemnation, repair any damage to the Project caused by such condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority.

16.      ASSIGNMENT AND SUBLETTING.

         16.1 LANDLORD'S CONSENT REQUIRED. Tenant shall not voluntarily or by operation of law assign, transfer, hypothecate, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises (hereinafter collectively a Transfer"), without Landlord's prior written consent, which shall not be unreasonably withheld. Landlord shall respond to Tenant's written request for consent hereunder within thirty (30) days after Landlord's receipt of the written request from Tenant. Any attempted Transfer without such consent shall be void and shall constitute a material default and breach of this Lease. Tenant's written request for Landlord's consent shall Include, and Landlord's thirty (30) day response period referred to above shall not commence, unless and until Landlord has received from Tenant, all of the following information; (a) financial statements for the proposed assignee or subtenant for the past three (3) years prepared in accordance with generally accepted accounting principles, (b) federal tax returns for the proposed assignee or subtenant for the past three (3) years, (c) a TRW credit report or similar report on the proposed assignee or subtenant, (d) a detailed description of the business the assignee or subtenant intends to operate at the Premises, (e) the proposed effective date of the assignment or sublease, (f) a copy of the proposed sublease or assignment agreement which includes all of the terms and conditions of the proposed assignment or sublease,
(g) a detailed description of any ownership or commercial relationship between Tenant and the proposed assignee or subtenant, (h) a detailed description of any Alterations the proposed assignee or subtenant desires to make to the Premises, and (i) a Hazardous Materials Disclosure Certificate substantially In the form of Exhibit D attached hereto (the Transferee HazMat Certificate"). If the obligations of the proposed assignee or subtenant will be guaranteed by any person or entity, Tenant's written request shall not be considered complete until the information described in (a), (b) and (c) of the previous sentence has been provided with respect to each proposed guarantor. Transfer" shall also include the transfer (a) if Tenant Is a corporation, and Tenant's stock is not publicly traded over a recognized securities exchange, of more than fifty percent (50%) of the voting stock of such corporation during the term of this Lease (whether or not in one or more transfers) or the dissolution, merger or liquidation of the corporation, or (b) If Tenant is a partnership, limited liability company, limited liability partnership or other entity, of more than fifty percent (50%) of the profit and loss participation in such partnership or entity during the term of this Lease (whether or not in one or more transfers) or the dissolution, merger or liquidation of the partnership, limited liability company, limited liability partnership or other entity. If Landlord shall exercise any option to recapture the Premises, or shall deny a request for consent to a proposed assignment or sublease, Tenant shall Indemnify, defend and hold Landlord harmless from and against any and all losses, liabilities, damages, costs and claims that may be made against Landlord by the proposed assignee or subtenant, or by any brokers or other persons claiming a commission or similar compensation In connection with the proposed assignment or sublease.

         16.2     Intentionally deleted.

         16.3 STANDARD FOR APPROVAL. Landlord shall not unreasonably withhold its consent to a Transfer provided that Tenant has complied with each and every requirement, term and condition of this section 16. Tenant acknowledges and agrees that each requirement, term and condition in this section 16 Is a reasonable requirement, term or condition. It shall be deemed reasonable for Landlord to withhold its consent to a Transfer if any requirement, term or condition of this section 16 is not complied with or: (a) the Transfer would cause Landlord to be in violation of its obligations under another lease or agreement to which Landlord is a party; (b) in Landlord's reasonable judgment, a proposed assignee or subtenant is less able financially to pay the rents due under this Lease as and when they are due and payable; (c) a proposed assignee's or subtenant's business will impose a burden on the Project's parking facilities, Common Areas or utilities that Is greater than the burden imposed by Tenant, in Landlord's reasonable judgment; (d) the terms of a proposed assignment or subletting will allow the proposed assignee or subtenant to exercise a right of renewal, right of expansion, right of first offer, right of first refusal or similar right held by Tenant; (e) a proposed assignee or subtenant refuses to enter Into a written assignment agreement or sublease, reasonably satisfactory to Landlord, which provides that It will abide by and assume all of the terms and conditions of this Lease for the term of any assignment or sublease and containing such other terms and conditions as Landlord reasonably deems necessary; (f) the use of the Premises by the proposed assignee or subtenant will not be a use permitted by this Lease; (g) any guarantor of this Lease refuses to consent to the Transfer or to execute a written agreement reaffirming the guaranty; (h) Tenant is In default as defined In section 17 at the time of the request; (i) If requested by Landlord, the assignee or subtenant refuses to sign a non-disturbance and attornment agreement in favor of Landlord's lender (j) Landlord has sued or been sued by the proposed assignee or subtenant or has otherwise been Involved in a legal dispute with the proposed assignee or subtenant; (k) the assignee or subtenant Is involved In a business which is not in keeping with the then-current standards of the Project;
(I) the proposed assignee or subtenant is an existing tenant of the

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Project or is a person or entity then negotiating with Landlord for the lease of space in the Project; (m) the assignment or sublease will result in there being more than one subtenant of the Premises; (n) the assignee or subtenant will use, store or handle Hazardous Materials in or about the Premises of a type, nature, quantity not in compliance with the terms of this Lease.

         16.4 ADDITIONAL TERMS AND CONDITIONS. The following terms and conditions shall be applicable to any Transfer:

                  (a) Regardless of Landlord's consent, no Transfer shall release Tenant from Tenant's obligations hereunder or alter the primary liability of Tenant to pay the rent and other sums due Landlord hereunder and to perform all other obligations to be performed by Tenant hereunder or release any guarantor from its obligations under its guaranty.

                  (b) Landlord may accept rent from any person other than Tenant pending approval or disapproval of an assignment or subletting.

                  (c) Neither a delay in the approval or disapproval of a Transfer, nor the acceptance of rent, shall constitute a waiver or estoppel of Landlord's right to exercise its rights and remedies for the breach of any of the terms or conditions of this section 16.

                  (d) The consent by Landlord to any Transfer shall not constitute a consent to any subsequent Transfer by Tenant or to any subsequent or successive Transfer by an assignee or subtenant.

                  (e) In the event of any default under this Lease, Landlord may proceed directly against Tenant, any guarantors or anyone else responsible for the performance of this Lease, including any subtenant or assignee, without first exhausting Landlord's remedies against any other person or entity responsible therefor to Landlord, or any security held by Landlord.

                  (f) Landlord's written consent to any Transfer by Tenant shall not constitute an acknowledgment that no default then exists under this Lease nor shall such consent be deemed a waiver of any then-existing default.

                  (g) The discovery of the fact that any financial statement relied upon by Landlord in giving its consent to an assignment or subletting was materially false shall, at Landlord's election, render Landlord's consent null and void.

                  (h) Landlord shall not be liable under this Lease or under any sublease to any subtenant.

                  (i) No assignment or sublease may be modified or amended without Landlord's prior written consent.

                  (j)      Intentionally deleted.

                  (k) Any assignee of, or subtenant under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Landlord, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Tenant during the term of said assignment or sublease, other than such obligations as are contrary or inconsistent with provisions of an assignment or sublease to which Landlord has specifically consented in writing.

                  (l) At Landlord's request, Tenant shall deliver to Landlord, Landlord's standard consent to assignment or consent to sublease agreement, as applicable, executed by Tenant, the assignee and the subtenant, as applicable.

         16.5 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Tenant of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

                  (a) Tenant hereby absolutely and unconditionally assigns and transfers to Landlord all of Tenant's interest in all rentals and income arising from any sublease entered Into by Tenant, and Landlord may collect such rent and income and apply same toward Tenant's obligations under this Lease; provided, however, that until a default shall occur in the performance of Tenant's obligations under this Lease that is not remedied by Tenant within the applicable cure period, Tenant may receive, collect and enjoy the rents accruing under such sublease. Landlord shall not, by reason of this or any other assignment of such rents to Landlord nor by reason of the collection of the rents from a subtenant, be deemed to have assumed or recognized any sublease or to be liable to the subtenant for any failure of Tenant to perform and comply with any of Tenant's obligations to such subtenant under such sublease, including, but not limited to, Tenant's obligation to return any security deposit. Tenant hereby irrevocably authorizes and directs any such subtenant, upon receipt of a written notice from Landlord stating that a default exists in the performance of Tenant's obligations under this Lease, to pay to Landlord the rents due as they become due under the sublease. Tenant agrees that such subtenant shall have the right to rely upon any such statement and request from Landlord, and that such subtenant shall pay such rents to Landlord without any obligation or right to inquire as to whether such default exists.

                  (b) In the event Tenant shall default in the performance of its obligations under this Lease, Landlord, at its option and without any obligation to do so, may require any subtenant to attorn to Landlord, in which event Landlord shall undertake the obligations of Tenant under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Landlord shall not be liable for any prepaid rents or security deposit paid by such subtenant to Tenant or for any other prior defaults of Tenant under such sublease.

         16.6 TRANSFER PREMIUM FROM ASSIGNMENT OR SUBLETTING. Landlord shall be entitled to receive from Tenant (as and when received by Tenant) as an item of additional rent the following amounts (hereinafter the Transfer Premium): one-half of all amounts received by Tenant from the subtenant or assignee in excess of the amounts payable by Tenant to Landlord hereunder. The Transfer Premium shall be reduced by one-half of the reasonable brokerage commissions, tenant improvement costs (such tenant improvement costs must be incurred for new tenant improvements constructed to facilitate the sublease or assignment) and legal fees actually paid by Tenant in order to assign the Lease or to sublet a portion of the Premises. "Transfer Premium" shall mean all Base Rent, additional rent or other consideration of any type whatsoever payable by the assignee or subtenant in excess of the Base Rent and additional rent payable by Tenant under this Lease. If less than all of the Premises is transferred, the Base Rent and the additional rent shall be determined on a per-leasable-square-foot basis. "Transfer Premium" shall also include, but not be limited to, key money and bonus money paid by the assignee or subtenant to Tenant in connection with such Transfer, and any payment in excess of fair-market value for services rendered by Tenant to the assignee or subtenant or for assets, fixtures, inventory, equipment or furniture transferred by Tenant to the assignee or subtenant in connection with such Transfer.

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

         16.7 LANDLORD'S OPTION TO RECAPTURE SPACE. Notwithstanding anything to the contrary contained in this section 16, Landlord shall have the option, by giving written notice to Tenant within thirty (30) days after receipt of any request by Tenant to assign this Lease or to sublease more than twenty thousand (20,000) square feet of space in the Premises to any person or entity other than an Affiliate (as defined below), to terminate this Lease with respect to said space as of the date thirty (30) days after Landlord's election. In such event, Landlord shall reimburse Tenant for 100% of the reasonable brokerage commissions and legal fees actually paid by Tenant in its effort to assign the Lease or sublet the Premises. In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than the entire Premises, the Base Rent, Operating Expenses and the number of parking spaces Tenant may use shall be adjusted on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the original Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of same. If Landlord recaptures only a portion of the Premises, it shall construct and erect at its sole cost such partitions as may be required to sever the space to be retained by Tenant from the space recaptured by Landlord. Landlord may, at its option, lease any recaptured portion of the Premises to the proposed subtenant or assignee or to any other person or entity without liability to Tenant. Tenant shall not be entitled to any portion of the profit, if any, Landlord may realize on account of such termination and reletting. Tenant acknowledges that the purpose of this section is to enable Landlord to receive profit in the form of higher rent or other consideration to be received from an assignee or subtenant, to give Landlord the ability to meet additional space requirements of other tenants of the Project and to permit Landlord to control the leasing of space in the Project. Tenant acknowledges and agrees that the requirements of this section are commercially reasonable and are consistent with the intentions of Landlord and Tenant.

         16.8 LANDLORD'S EXPENSES. In the event Tenant shall assign this Lease or sublet the Premises or request the consent of Landlord to any Transfer, then Tenant shall pay Landlord's reasonable costs and expenses incurred in connection therewith, including, but not limited to, attorneys', architects', accountants', engineers' or other consultants' fees; provided, however, that Tenant shall not be obligated to reimburse Landlord for legal fees in excess of $2,500 with respect to any one Transfer.

         16.9 AFFILIATE TRANSFERS. Notwithstanding anything to the contrary contained herein, an assignment of the Lease or sublease of all or any portion of the Premises to any entity which acquires all or substantially all of Tenant, or which is acquired by Tenant, or which is controlled directly or indirectly by Tenant, or which entity controls, directly or indirectly, Tenant or which acquires all or substantially all of the assets of Tenant or which is the surviving entity resulting from a merger or consolidation of Tenant (in each such case, an "Affiliate"), shall not require Landlord's consent, provided that at least thirty (30) days prior to such assignment or sublease (i) Tenant provides Landlord with reasonable evidence that any such entity maintains annual revenues sufficient to meet the financial obligations hereunder; (ii) Tenant notifies Landlord in writing of any such assignment or sublease and provides Landlord with evidence that such assignment or sublease is a Transfer permitted by this section 16.9; (iii) prior to the date an assignment or sublease will take effect, the assignee or sublessee and Tenant shall enter into Landlord's standard consent to sublease agreement or consent to assignment agreement (the "TRANSFER AGREEMENTS"), provided that such Transfer Agreements do not substantially alter the terms and conditions of this Lease, and (iv) subject to the limitation set forth in section 16.8 of the Lease, Tenant shall pay the reasonable costs and expenses (including legal fees) incurred by Landlord in confirming that the assignment or sublease meets the requirements of this section and in preparing any Transfer Agreement. Whether or not an assignment or sublease to an Affiliate is made pursuant to the terms of this section, Tenant shall not be relieved of its obligations under this Lease.

17.      DEFAULT; REMEDIES.

         17.1 DEFAULT BY TENANT. Landlord and Tenant hereby agree that the occurrence of any one or more of the following events is a material default by Tenant under this Lease and that said default shall give Landlord the rights described in section 17.2. Landlord or Landlord's authorized agent shall have the right to execute and to deliver any notice of default, notice to pay rent or quit or any other notice Landlord gives Tenant.

                  (a) Tenant's failure to make any payment of Base Rent, Tenant's Percentage Share of Operating Expenses, Tenant's Percentage Share of Real Property Taxes or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of seven (7) days after written notice thereof from Landlord to Tenant. In the event that Landlord serves Tenant with a notice to pay rent or quit pursuant to applicable unlawful detainer statutes, such notice shall also constitute the notice required by this section 17.1 (a).

                  (b) The abandonment of the Premises by Tenant for a period of thirty (30) consecutive days, in which event Landlord shall not be obligated to give any notice of default to Tenant.

                  (c) The failure of Tenant to comply with any of its obligations under sections 16, 25, 26 and 28 where Tenant fails to comply with its obligations or fails to cure any earlier breach of such obligation within ten (10) days following written notice from Landlord to Tenant. In the event Landlord serves Tenant with a notice to quit or any other notice pursuant to applicable unlawful detainer statutes, said notice shall also constitute the notice required by this section 17.1(c).

                  (d) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant (other than those referenced in sections 17.1 (a), (b) and (c), above), where such failure shall continue for a period of twenty (20) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's nonperformance is such that more than twenty (20) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said twenty (20) day period and thereafter diligently pursues such cure to completion. In the event that Landlord serves Tenant with a notice to quit or any other notice pursuant to applicable unlawful detainer statutes, said notice shall also constitute the notice required by this section 17.1(d).

                  (e) (i) The making by Tenant or any guarantor of Tenant's obligations hereunder of any general arrangement or general assignment for the benefit of creditors; (ii) Tenant or any guarantor becoming a "debtor" as defined in 11 U.S.C. 101 or any successor statute thereto (unless, in the case of a petition filed against Tenant or guarantor, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days; or (v) the insolvency of Tenant. In the event that any provision of this section 17.1(e) is unenforceable under applicable law, such provision shall be of no force or effect.

                  (f) The discovery by Landlord that any financial statement, representation or warranty given to Landlord by Tenant, or by any guarantor of Tenant's obligations hereunder, was materially false at the time given. Tenant acknowledges that Landlord has entered into this Lease in material reliance on such information.

                  (g) If Tenant is a corporation, partnership, limited liability company or similar entity, the dissolution or liquidation of Tenant.

                  (h) If Tenant's obligations under this Lease are guaranteed: (i) the death of a guarantor, (ii) the termination of a guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a guarantor's refusal to honor the guaranty, or (v) a guarantor's breach of its guaranty obligation on an anticipatory breach basis.

         17.2     REMEDIES.

                  (a) In the event of any material default or breach of this Lease by Tenant that is not remedied by Tenant within the applicable cure period, Landlord may, at any time thereafter, with or without notice or demand, and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default:

                           (i)      terminate Tenant's right to possession of
the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. If Landlord terminates this Lease, Landlord may recover from Tenant (A) the worth at the time of award of the unpaid rent which had been earned at the time of termination; (B) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (C) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; and (D) any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the cost of recovering possession of the Premises, expenses of releasing, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, any real estate commissions actually paid by Landlord and the unamortized value of any free rent, reduced rent, tenant improvement allowance or other economic concessions provided by Landlord. The "worth at time of award" of the amounts referred to in section 17.2(a)(i)(A) and (B) shall be computed by allowing interest at the lesser of ten percent (10%) per annum or the maximum interest rate permitted by applicable law. The worth at the time of award of the amount referred to in section 17.2(a)(i)(C) shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). For purposes of this section 17.2(a)(i), "rent" shall be deemed to be all monetary obligations required to be paid by Tenant pursuant to the terms of this Lease.

                           (ii)     maintain Tenant's right of possession, in
which event Landlord shall have the remedy described in California Civil Code section 1951.4 which permits Landlord to continue this Lease in effect after Tenant's breach and abandonment and recover rent as it becomes due. In the event Landlord elects to continue this Lease in effect, Tenant shall have the right to sublet the Premises or assign Tenant's interest in the Lease subject to the reasonable requirements contained in section 16 of this Lease and provided further that Landlord shall not require compliance with any standard or condition contained in section 16 that has become unreasonable at the time Tenant seeks to sublet or assign the Premises pursuant to this section 17.2(a)(ii).

                           (iii)    collect sublease rents (or appoint a
receiver to collect such rent) and otherwise perform Tenant's obligations at the Premises, it being agreed, however, that the appointment of a receiver for Tenant shall not constitute an election by Landlord to terminate this Lease.

                           (iv)     pursue any other remedy now or hereafter
available to Landlord under the laws or judicial decisions of the state in which the Premises are located.

                  (b) No remedy or election hereunder shall be deemed exclusive, but shall, wherever possible, be cumulative with all other remedies at law or in equity. The expiration or termination of this Lease and/or the termination of Tenant's right to possession of the Premises shall not relieve Tenant of liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term of the Lease or by reason of Tenant's occupancy of the Premises.

                  (c) If Tenant abandons or vacates the Premises, Landlord may re-enter the Premises, and such re-entry shall not be deemed to constitute Landlord's election to accept a surrender of the Premises or to otherwise relieve Tenant from liability for its breach of this Lease. No surrender of the Premises shall be effective against Landlord unless Landlord has entered into a written agreement with Tenant in which Landlord expressly agrees to (i) accept a surrender of the Premises and (ii) relieve Tenant of liability under the Lease. The delivery by Tenant to Landlord of possession of the Premises shall not constitute the termination of the Lease or the surrender of the Premises.

         17.3 DEFAULT BY LANDLORD. Landlord shall not be in default under this Lease unless Landlord fails to perform obligations required of Landlord within thirty (30) days after written notice by Tenant to Landlord and to the holder of any mortgage or deed of trust encumbering the Project whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its cure, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently pursues the same to completion. Tenant hereby waives its right to recover consequential damages (including, but not limited to, lost profits) or punitive damages arising out of a Landlord default. This Lease and the obligations of Tenant hereunder shall not be affected or impaired because Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of a Force Majeure Event, and the time for Landlord's performance shall be extended for the period of any such delay.

                  17.4 LATE CHARGES. Tenant hereby acknowledges that late payment by Tenant to Landlord of Base Rent, Tenant's Percentage Share of Operating Expenses or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed encumbering the Project. Accordingly, if any installment of Base Rent, Tenant's Percentage Share of Operating Expenses or any other sum due from Tenant shall not be received by Landlord within five (5) days after such amount shall be due, then, without any requirement for notice or demand to Tenant, Tenant shall immediately pay to Landlord a late charge equal to five percent (5%) of such overdue amount. Notwithstanding the forgoing. Tenant shall not be obligated to pay to Landlord a late charge the first time in any twelve (12) month period that Tenant fails to pay to Landlord a sum due hereunder within five (5) days after such sum is due. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord

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shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder, including the assessment of interest under section 17.5.

         17.5 INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Landlord that is not paid when due shall bear interest at the lesser of ten percent (10%) per annum or the maximum rate permitted by applicable law. Payment of such interest shall not excuse or cure any default by Tenant under this Lease; provided, however, that interest shall not be payable on late charges incurred by Tenant nor on any amounts upon which late charges are paid by Tenant.

f         17.6     PAYMENT OF RENT AND SECURITY DEPOSIT AFTER DEFAULT. If Tenant
fails to pay Base Rent, Tenant's Percentage Share of Operating Expenses, parking charges or any other monetary obligation due hereunder on the date it is due, after Tenant's third failure to pay any monetary obligation on the date it is due in any calendar year, at Landlord's option, all monetary obligations of Tenant hereunder shall thereafter be paid by cashier's check. If Landlord has required Tenant to make said payments by cashier's check, Tenant's failure to make a payment by cashier's check shall be a material default hereunder.

18. LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT. All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of rent. If Tenant shall fail to perform any of its obligations under this Lease after expiration of any applicable cure period, Landlord may, but shall not be obligated to, after ten (10) days' prior written notice to Tenant, make any such payment or perform any such act on Tenant's behalf without waiving its rights based upon any default of Tenant and without releasing Tenant from any obligations hereunder. Tenant shall pay to Landlord, within ten (10) days after delivery by Landlord to Tenant of statements therefore, an amount equal to the expenditures reasonably made by Landlord in connection with the remedying by Landlord of Tenant's defaults pursuant to the provisions of this section.

19. INDEMNITY. Because Tenant is required to insure all of the tenant improvements in its Premises and its furniture, fixtures and equipment and because of the requirements to provide waivers of subrogation, Tenant hereby assumes all risk of damage to property in its Premises. Tenant agrees that Landlord, its partners, subpartners, parent organization, affiliate, subsidiary, and their respective officers, directors, legal representatives, successors, assigns, agents, servants, employees, and independent contractors and each of them (collectively, "Landlord Parties") shall not be liable to Tenant for, and are hereby released from any responsibility to Tenant for, any damage either to persons in the Premises or property of Tenant in the Premises or resulting from the loss of use thereof, which damage is sustained by Tenant or by other persons claiming through Tenant (including Tenant Parties), except for damage to property which Landlord insures or is required to insure pursuant to the terms and conditions of this Lease and except for injury to persons to the extent caused by the negligence or willful misconduct of the Landlord Parties. Tenant shall indemnify, defend, protect, and hold harmless the Landlord Parties from any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys' fees) (collectively, "Claims") incurred in connection with or arising from any cause in or on the Premises, any acts, omissions or negligence of Tenant or of any person claiming by, through or under Tenant, partners, subpartners, parent organization, affiliate, subsidiary and their respective officers, directors, contractors, agents, servants, employees, invitees, guests or licensees of Tenant and each of them (collectively, "Tenant Parties") or any such person, in or on the Project, provided that notwithstanding the foregoing, Tenant shall not be required to indemnify, defend, protect or hold Landlord harmless from any Claims (i) by any person, company or entity resulting from the negligence or willful misconduct the Landlord Parties in connection with the Landlord Parties' activities in the Building or the Project (except for damage to the tenant improvements, and Tenant's personal property, fixtures, furniture and equipment in the Premises, to the extent Tenant is required to obtain the requisite insurance coverage pursuant to this Lease for any such tenant improvements or personal property, fixtures, furniture or equipment). Landlord shall indemnify, defend, protect and hold harmless Tenant and Tenant Parties from any Claim resulting from injuries to persons or property caused by the negligence of willful misconduct of Landlord and/or its agents and employees Notwithstanding anything to the contrary in this Lease, in no event shall Landlord be obligated to indemnify Tenant for consequential damages (including, but not limited to, lost profits) or punitive damages. Except as otherwise provided in this Lease, Tenant shall not be obligated to indemnify Landlord for consequential damages (including, but not limited to, lost profits) or punitive damages.

20. EXEMPTION OF LANDLORD FROM LIABILITY. Except as otherwise provided in this Lease, Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for loss of or damage to the merchandise, tenant improvements, fixtures, furniture, equipment, computers, files, automobiles, or other property of Tenant, Tenant's employees, agents, contractors or invitees, or any other person in or about the Project, nor shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents, contractors or invitees, whether such damage or injury is caused by or results from any cause whatsoever including, but not limited to, theft, criminal activity at the Project, negligent security measures, bombings or bomb scares, Hazardous Materials, fire, steam, electricity, gas, water or rain, flooding, breakage of pipes, sprinklers, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Project, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Project, and regardless of whether the cause of the damage or injury arises out of Landlord's or its employees', agents' or contractors' negligent or intentional acts. Landlord shall not be liable for any damages arising from any act or neglect of any employees, agents, contractors or invitees of any other tenant, occupant or user of the Project, nor from the failure of Landlord to enforce the provisions of the lease of any other tenant of the Project. Except as otherwise provided in this Lease, Tenant, as a material part of the consideration to Landlord hereunder, hereby assumes all risk of damage to Tenant's property or business or injury to persons in, upon or about the Project arising from any cause, including Landlord's negligence or the negligence of its employees, agents or contractors, and Tenant hereby waives all claims in respect thereof against Landlord, its employees, agents and contractors.

21. LANDLORD'S LIABILITY. Tenant acknowledges that Landlord shall have the right to transfer all or any portion of its interest in the Project and to assign this Lease to the transferee. Tenant agrees that in the event of such a transfer Landlord shall automatically be released from all liability under this Lease arising after the date of such transfer; and Tenant hereby agrees to look solely to Landlord's transferee for the performance of Landlord's obligations hereunder after the date of the transfer. Upon such a transfer, Landlord shall, at its option, return Tenant's security deposit to Tenant or transfer Tenant's security deposit to Landlord's transferee and, in either event, Landlord shall have no further liability to Tenant for the return of its security deposit. Subject to the rights of any lender holding a mortgage or deed of trust encumbering all or part of the Project, Tenant agrees to look solely to Landlord's equity interest in the Project for the collection of any judgment requiring the payment of money by Landlord arising out of (a) Landlord's failure to perform its obligations under this Lease or (b) the negligence or willful misconduct of Landlord, its partners, employees and agents; provided, however, if Landlord's equity interest in the Property is less than One Million Dollars ($1,000,000), Tenant shall have the right to seek recovery from the other assets of Landlord; provided, further, in no event shall Tenant have the right to recover damages or obtain a judgment against Landlord's other assets in an amount in excess of the Differential Amount (as defined below). The "Differential Amount" shall mean the difference in dollars between One Million Dollars ($1,000,000.00) and the amount of equity Landlord has in the Project (e.g., if Landlord has $900,000 of equity in the Project, the Differential Amount would be $100,000). No

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

other property or assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of any judgment or writ obtained by Tenant against Landlord. No partner, employee or agent of Landlord shall be personally liable for the performance of Landlord's obligations hereunder or be named as a party in any lawsuit arising out of or related to, directly or indirectly, this Lease and the obligations of Landlord hereunder. The obligations under this Lease do not constitute personal obligations of the individual partners of Landlord, if any, and Tenant shall not seek recourse against the individual partners of Landlord or their assets.

22. SIGNS, Tenant shall not make any changes to the exterior of the Premises, install any exterior lights, decorations, balloons, flags, pennants, banners or painting, or erect or install any signs, windows or door lettering, placards, decorations or advertising media of any type which can be viewed from the exterior of the Premises, without Landlord's prior written consent, which may be given or withheld in Landlord's sole discretion; provided, however, that Tenant shall have the right to post on the Premises and Tenant's equipment signs required by law, Landlord hereby approves Tenant's signs that are in existence on the date of this Lease and which are attached to the Premises. Upon vacation of the Premises, Tenant shall remove all signs and repair, paint and/or replace the building facia surface to which its signs are attached. Tenant shall obtain all applicable governmental permits and approvals for signs and exterior treatments. All signs, decorations, advertising media, blinds, draperies and other window treatment or bars or other security installations visible from outside the Premises shall be subject to Landlord's approval and conform in all respects to Landlord's requirements.

23. PARKING, During the term and subject to the rules and regulations attached hereto as Exhibit "C," as modified by Landlord from time to time (the "Rules"), Tenant shall be entitled to use the number of parking spaces set forth in section 1.13 in the Common Area parking lot of the Project. Tenant's parking rights are in common with the parking rights of any other tenants of the Project, and all of Tenant's parking spaces are unreserved parking spaces. Landlord reserves the right at any time to designate areas in the Common Areas where Tenant may or may not park. If Tenant commits or allows in the parking lot any of the activities prohibited by the Lease or the Rules, then Landlord shall have the right, with prior telephonic notice to Tenant's manager at the Premises, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable by Tenant upon demand by Landlord. Tenant's parking rights are the personal rights of Tenant, and Tenant shall not transfer, assign or otherwise convey its parking rights separate and apart from this Lease. All parking spaces may only be used for parking vehicles no larger than full-size passenger automobiles or pick-up trucks. Landlord, in addition to its other remedies, shall have the right to remove or tow away any other vehicles. Landlord shall not be responsible for enforcing Tenant's parking rights against any third parties provided, however, if another tenant is interfering with Tenant's parking rights, Landlord shall cooperate with Tenant in attempting to cause the tenant to end such interference, provided, further, that Landlord shall have no obligation to bring a legal action against the non-complying tenant. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers or invitees to be loaded, unloaded or parked in areas other than those designated by Landlord for such activities.

24. BROKER'S FEE. Tenant and Landlord each represent and warrant to the other that neither has had any dealings or entered into any agreements with any person, entity, broker or finder other than the persons, if any, listed in section 1.14, in connection with the negotiation of this Lease, and no other broker, person, or entity is entitled to any commission or finder's fee in connection with the negotiation of this Lease, and Tenant and Landlord each agree to indemnify, defend and hold the other harmless from and against any claims, damages, costs, expenses, attorneys' fees or liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings, actions or agreements of the indemnifying party. The commission payable to Landlord's broker with respect to this Lease shall be pursuant to the terms of the separate commission agreement in effect between Landlord and Landlord's broker. Landlord's broker shall pay a portion of its commission to Tenant's broker, if so provided in any agreement between Landlord's broker and Tenant's broker. Nothing in this Lease shall impose any obligation on Landlord to pay a commission or fee to any party other than Landlord's broker.

25.      ESTOPPEL CERTIFICATE.

         25.1 DELIVERY OF CERTIFICATE. Tenant shall from time to time, upon not less than ten (10) business days' prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying such information as Landlord may reasonably request including, but not limited to, the following: (a) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), (b) the date to which the Base Rent and other charges are paid in advance and the amounts so payable, (c) that there are not, to Tenant's knowledge, any uncured defaults or unfulfilled obligations on the part of Landlord, or specifying such defaults or unfulfilled obligations, if any are claimed, (d) that all tenant improvements to be constructed by Landlord, if any, have been completed in accordance with Landlord's obligations, and (e) that Tenant has taken possession of the Premises. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Project.

         25.2 FAILURE TO DELIVER CERTIFICATE. If Tenant fails to deliver such statement within such time, after Landlord provides Tenant with a written notice of default pursuant to section 17.1(c), and after Tenant fails to cure such default in the applicable ten (10) day cure period, at Landlord's option, Landlord may treat such failure as (a) a material default of Tenant hereunder, or (b) it shall be conclusive upon Tenant that (i) this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) there are no uncured defaults in Landlord's performance, (iii) not more than one month's Base Rent has been paid in advance, (iv) all tenant improvements to be constructed by Landlord, if any, have been completed in accordance with Landlord's obligations, and (v) Tenant has taken possession of the Premises.

26. FINANCIAL INFORMATION. From time to time, at Landlord's request, but not more often than once in any twelve month period, Tenant shall cause the following financial information to be delivered to Landlord, at Tenant's sole cost and expense, upon not less than ten (10) business days' advance written notice from Landlord: (a) a current financial statement for Tenant and Tenant's financial statements for the previous two accounting years and (b) a current financial statement for any guarantor(s) of this Lease and the guarantor'(s) financial statements for the previous two accounting years. All financial statements shall be prepared in accordance with generally accepted accounting principals consistently applied and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant. Tenant hereby authorizes Landlord, from time to time, without notice to Tenant, to obtain a credit report or credit history on Tenant from any credit reporting company.

27. ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS.

         27.1 HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE, Prior to executing this Lease, Tenant has delivered to Landlord Tenant's executed initial Hazardous Materials Disclosure Certificate (the "Initial HazMat Certificate"), a copy of which is attached hereto as Exhibit D. Tenant covenants, represents and warrants to Landlord that the information in the Initial HazMat Certificate is true and correct and accurately describes the use(s) of Hazardous Materials which will be made

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

and/or used on the Premises by Tenant. If requested in writing from Landlord or if Tenant's use of Hazardous Materials has materially changed from previously submitted information in the Hazardous Materials Disclosure Certificate, Tenant shall deliver to Landlord an executed Hazardous Materials Disclosure Certificate (the "HazMat Certificate") describing Tenant's then-present use of Hazardous Materials on the Premises, and any other reasonably necessary documents and information as requested by Landlord. The HazMat Certificates required hereunder shall be in substantially the form attached hereto as Exhibit D.

         27.2 DEFINITION OF HAZARDOUS MATERIALS. As used in this Lease, the term Hazardous Materials shall mean and include (a) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or become regulated by any Environmental Laws (defined below); (b) petroleum, petroleum by-products, gasoline, diesel fuel, crude oil or any fraction thereof;
(c) asbestos and asbestos-containing material, in any form, whether friable or non-friable; (d) polychlorinated biphenyls; (e) radioactive materials; (f) lead and lead-containing materials; (g) any other material, waste or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined by any Environmental Law; or (h) any materials which cause or threatens to cause a nuisance upon or waste to any portion of the Project or any surrounding property; or poses or threatens to pose a hazard to the health and safety of persons on the Premises, any other portion of the Project or any surrounding property. For purposes of this Lease, the term "Hazardous Materials" shall not include nominal amounts of ordinary household cleaners, office supplies, janitorial supplies and such similar materials and substances which are not actionable under any existing or future Environmental Laws.

         27.3 PROHIBITION; ENVIRONMENTAL LAWS. Tenant shall not be entitled to use or store any Hazardous Materials on, in, or about any portion of the Premises and the Project without, in each instance, obtaining Landlord's prior written consent thereto unless such Hazardous Materials are disclosed and approved in accordance with section 27.1 above. If Landlord, in its sole discretion, consents to any such usage or storage, then Tenant shall be permitted to use and/or store only those Hazardous Materials that are necessary for Tenant's business and to the extent disclosed in the HazMat Certificate and as expressly approved by Landlord in writing. Any such usage and storage may only be to the extent of the quantities of Hazardous Materials as specified in the then-applicable HazMat Certificate as expressly approved by Landlord. In all events such usage and storage must at ail times be in full compliance with any and all local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts' decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant or all or any portion of the Premises (collectively, the "Environmental Laws") and in compliance with the reasonable industry standard recommendations of Landlord's consultants. Tenant agrees that any material changes to the type and/or quantities of Hazardous Materials specified in the most recent HazMat Certificate may be implemented only with the prior written consent of Landlord, which consent may be given or withheld in Landlord's reasonable discretion. By way of example and not limitation, it shall be reasonable for Landlord to withhold its consent to the use of different Hazardous Materials if such use (a) increases the chance of contamination of the Project, (b) the Hazardous Material Increases risks to occupants of the Project,
(c) Landlord's environmental consultant does not approve the use of the Hazardous Material based on reasonable industry standards, (d) Landlord's insurance carrier objects to the use of the Hazardous Material or (e) Tenant will not implement all reasonable industry standard safety and handling recommendations made by Landlord relating to the use of the Hazardous Material. Assignees and subtenants of Tenant shall not have the right to use additional Hazardous Materials at the Premises, and Landlord shall have no obligation to consent to the use of additional Hazardous Materials to accommodate any assignee or subtenant; provided that this limitation shall not apply to assignees or subtenants who are Affiliates. Tenant shall not be entitled nor permitted to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord's sole discretion. Landlord shall have the right, in Landlord's sole discretion, at upon prior reasonable notice during the Term of this Lease to (i) inspect the Premises, (ii) conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this section 27 or to determine if Hazardous Materials used or stored by Tenant are present in, on or about the Project, (iii) request lists of all Hazardous Materials used, stored or otherwise located on, under or about any portion of the Premises and/or the Common Areas by Tenant, and (iv) if Landlord reasonably believes that Tenant is not in compliance with the requirements of this section, to require Tenant to complete a survey of its use, storage and handling of Hazardous Materials in the Premises, using a form and following procedures satisfactory to Landlord, in Landlord's reasonable discretion (the "Survey"). Tenant shall reimburse Landlord for the cost of all such inspections, tests and investigations, and all reasonable costs associated with any Survey if it is determined that Tenant is not in compliance with applicable Environmental Laws or the requirements of this section. If as a result of an inspection, test or Survey Landlord determines, in Landlord's reasonable discretion, that Tenant should implement or perform commercially reasonable industry standard safety, security or compliance measures, Tenant shall within thirty (30) days after written request by Landlord perform such measures, at Tenant's sole cost and expense. The aforementioned rights granted herein to Landlord and its representatives shall not create (a) a duty on Landlord's part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant and Tenant Parties with respect to Hazardous Materials, including without limitation, Tenant's operation, use and any remediation relating thereto, or (b) liability on the part of Landlord and its representatives for Tenant's use, storage, disposal or remediation of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

         27.4 TENANT'S ENVIRONMENTAL OBLIGATIONS. Tenant shall give to Landlord immediate verbal and follow-up written notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials on, under or about any portion of the Premises or in any Common Areas; provided that Tenant has actual knowledge of such event(s) and such events might adversely effect the Premises or the Project. Tenant, at its sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate (including, without limitation, preparation of any feasibility studies or reports and the performance of any and all closures) any spill, release, discharge, disposal, emission, migration or transportation of Hazardous Materials arising from or related to the intentional or negligent acts or omissions of Tenant or Tenant Parties such that the affected portions of the Project and any adjacent property are returned to the condition existing prior to the appearance of such Hazardous Materials. Any such investigation, clean up, removal, restoration and other remediation shall only be performed after Tenant has obtained Landlord's prior written consent, which consent shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on any portion of the Project. Notwithstanding the foregoing, Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord's prior written consent. Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures as required by any Environmental Laws or any agencies or other governmental authorities having jurisdiction thereof. If Tenant fails to so promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate, Landlord may, but without obligation to do so, take any and all steps necessary to rectify the same, and Tenant shall promptly reimburse Landlord, upon demand, for all costs and expenses to Landlord of performing investigation, cleanup, removal, restoration, closure and remediation work. All such work undertaken by Tenant, as required herein, shall be performed in such a manner so as to enable Landlord to make full economic use of the Premises and other portions of the Project after the satisfactory completion of such work.

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         27.5     ENVIRONMENTAL INDEMNITY. In addition to Tenant's other
indemnity obligations under this Lease, Tenant agrees to, and shall, protect, indemnify, defend (with counsel reasonably acceptable to Landlord) and hold Landlord and the other Indemnitees harmless from and against any and all loss, cost, damage, liability or expense (including, without limitation, diminution in value of any portion of the Premises or the Project, damages for the loss of or restriction on the use of rentable or usable space, and from any adverse impact of Landlord's marketing of any space within the Project) arising at any time during or after the term of this Lease in connection with or directly related to Tenant's use, the presence of, transportation, storage, disposal, migration, removal, spill, release or discharge of Hazardous Materials on, in or about any portion of the Project as a direct result of the intentional or negligent acts or omissions of Tenant or Tenant Parties. Neither the written consent of Landlord to the presence, use or storage of Hazardous Materials in, on, under or about any portion of the Project nor the strict compliance by Tenant with all Environmental Laws shall excuse Tenant from its obligations of indemnification pursuant hereto. Tenant shall not be relieved of its indemnification obligations under the provisions of this section 27.5 due to Landlord's status as either an "owner" or "operator" under any Environmental Laws. Notwithstanding anything to the contrary herein, Landlord agrees that Tenant will not be liable to Landlord (and Landlord releases and agrees not to sue Tenant) with respect to any claims, losses, damages, liabilities, costs, legal fees and expenses arising out of or relating to the presence of any Hazardous Materials to the extent not caused by Tenant or Tenant Parties.

         27.6 SURVIVAL This section 27 shall survive the expiration or earlier termination of this Lease.

28.      SUBORDINATION.

         28.1 EFFECT OF SUBORDINATION. This Lease, and arty Option (as defined below) granted hereby, upon Landlord's written election, shall be subject and subordinate to any ground lease, mortgage, deed of trust or any other hypothecation or security now or hereafter placed upon the Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. At the request of any mortgagee, trustee or ground lessor, Tenant shall attorn to such person or entity. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof. In the event of the foreclosure of a security device, the new owner shall not (a) be liable for any act or omission of any prior landlord or with respect to events occurring prior to its acquisition of title, (b) be liable for the breach of this Lease by any prior landlord or(c) (d) be liable to Tenant for the return of its security deposit; provided, however, that the forgoing shall not release Landlord from its obligation to return any security deposit to Tenant.

         28.2 EXECUTION OF DOCUMENTS. Tenant agrees to execute and acknowledge any accurate and commercially reasonable documents Landlord requests Tenant execute to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Tenant's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Tenant hereunder.

29.      OPTIONS.

         29.1 DEFINITION. As used in this Lease, the word "Option" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease, (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Project or the right of first offer to lease other space within the Project, and (3) the right or option to terminate this Lease prior to its expiration date or to reduce the size of the Premises. Any Option granted to Tenant by Landlord must be evidenced by a written option agreement attached to this Lease as a rider or addendum or said option shall be of no force or effect.

         29.2 OPTIONS PERSONAL. Each Option granted to Tenant in this Lease, if any, is personal to the original Tenant and any assignee that is an Affiliate and may be exercised only by the original Tenant or such an Affiliate while occupying the entire Premises and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Tenant or an Affiliate, including, without limitation, any permitted transferee as defined in section 16. The Options, if any, herein granted to Tenant are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise. If at any time an Option is exercisable by Tenant or an Affiliate, the Lease has been assigned or a sublease exists as to any portion of the Premises to an entity other than an Affiliate, the Option shall be deemed null and void and neither Tenant, an Affiliate or any assignee or subtenant shall have the right to exercise the Option.

         29.3 MULTIPLE OPTIONS. In the event that Tenant has multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Option to extend or renew this Lease has been so exercised.

         29.4 EFFECT OF DEFAULT ON OPTIONS. Tenant shall have no right to exercise an Option (i) during the time commencing from the date Landlord gives to Tenant a notice of default pursuant to section 17.1 and continuing until the noncompliance alleged in said notice of default is cured, or (ii) if Tenant is in default of any of the terms, covenants or conditions of this Lease. The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise an Option because of the provisions of this section.

         29.5 LIMITATIONS ON OPTIONS. Notwithstanding anything to the contrary contained in any rider or addendum to this Lease, any options, rights of first refusal or rights of first offer granted hereunder shall be subject and secondary to Landlord's right to first offer and lease any such space to any tenant who is then occupying or leasing such space at the time the space becomes available for leasing and shall be subject and subordinated to any other options, rights of first refusal or rights of first offer previously given to any other person or entity.

         29.6 GUARANTEES. Notwithstanding anything to the contrary contained in any rider or addendum to this Lease, Tenant's right to exercise and the effectiveness of an Option is conditioned upon Landlord's receipt from any prior tenant that has not been expressly released from liability under this Lease, and any guarantor of any obligation of Tenant under this Lease, of a written agreement reaffirming such person's obligations under this Lease or the guaranty, as modified by Tenant's exercise of the Option.

30. LANDLORD RESERVATIONS. Landlord shall have the right: (a) to change the name and address of the Project or Building upon not less than ninety (90) days prior written notice; provided, however, In such event Landlord shall reimburse Tenant for all reasonable costs Tenant pays to third parties for the replacement of pre-printed stationary, address labels and other packaging in an amount not to exceed $10,000; (b) to permit any tenant the exclusive right to conduct any business as long as such exclusive right does not conflict with any rights expressly given herein; and (c) to place signs, notices or displays upon the roof, interior or exterior of the Building (provided such signage does not unreasonably interfere with Tenant's use of the Premises or with Tenant's signage as permitted by this Lease) or Common Areas of the Project. Landlord reserves the right to use the exterior walls of the Premises, and the area beneath, adjacent to and above the Premises together with the right to install, use, maintain and replace equipment, machinery, pipes, conduits and wiring through the Premises, which serve other parts of the Project provided that Landlord's use does not unreasonably interfere with Tenant's use and does not materially diminish the general appearance of the Premises.

31. CHANGES TO PROJECT. Landlord shall have the right, in Landlord's sole discretion, from time to time, to make changes to the size, shape, location, number and extent of the improvements comprising the Project (hereinafter referred to as "CHANGES") including, but not limited to, the interior and exterior of buildings, the Common Areas, HVAC, electrical systems, communication systems, fire protection and detection systems, plumbing systems, security systems, parking control systems, driveways, entrances, parking spaces, parking areas and landscaped areas. In connection with the Changes, Landlord may, among other things, erect scaffolding or other necessary structures at the Project, limit or eliminate access to portions of the Project, including portions of the Common Areas, or perform work in the Building, which work may create noise, dust or leave debris in the Building. Tenant hereby agrees that such Changes and Landlord's actions in connection with such Changes shall in no way constitute a constructive eviction of Tenant or entitle Tenant to any abatement of rent. Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant's business arising from the Changes, nor shall Tenant be entitled to any compensation or damages from Landlord for any inconvenience or annoyance occasioned by such Changes or Landlord's actions in connection with such Changes. If a Change will materially interfere with Tenant's use of the Premises, Landlord shall provide Tenant with reasonable advance notice of such Change. Landlord will cooperate with Tenant in a reasonable manner to schedule such Changes and shall use commercially reasonable efforts to minimize disruption to Tenant's business operations caused by Changes.

32.      Intentionally deleted.

33. HOLDING OVER. If Tenant remains in possession of the Premises or any part thereof after the expiration or earlier termination of the term hereof with Landlord's consent, such occupancy shall be a tenancy from month to month upon all the terms and conditions of this Lease pertaining to the obligations of Tenant, except that the Base Rent payable shall be one hundred fifty percent (150%) of the Base Rent payable immediately preceding the termination date of this Lease, and all Options, if any, shall be deemed terminated and be of no further effect. If Tenant remains in possession of the Premises or any part thereof, after the expiration of the term hereof without Landlord's consent, Tenant shall, at Landlord's option, be treated as a tenant at sufferance or a trespasser. Nothing contained herein shall be construed to constitute Landlord's consent to Tenant holding over at the expiration or earlier termination of the Lease term or to give Tenant the right to hold over after the expiration or earlier termination of the Lease term. Tenant hereby agrees to indemnify, hold harmless and defend Landlord from any cost, loss, claim or liability (including attorneys' fees) Landlord may incur as a result of Tenant's failure to surrender possession of the Premises to Landlord upon the termination of this Lease.

34.      LANDLORD'S ACCESS.

         34.1 ACCESS. Landlord and Landlord's agents, contractors and employees shall have the right to enter the Premises at reasonable times for the purpose of inspecting the Premises, performing any services required of Landlord, showing the Premises to prospective purchasers, lenders or tenants, undertaking safety measures and making alterations, repairs, improvements or additions to the Premises or to the Project in accordance with the applicable provisions of this Lease. In the event of an emergency (i.e., events endangering life, limb or property), Landlord may gain access to the Premises by any reasonable means, and Landlord shall not be liable to Tenant for damage to the Premises or to Tenant's property resulting from such access so long as Landlord first attempts, if prudent under the circumstances, to utilize Building keys or other normal entry methods available to Landlord. Landlord may at any time place on or about the Building "for sale" or "for lease" signs.

         34.2 KEYS. Landlord shall have the right to retain keys to the locks on the entry doors to the Premises and all interior doors at the Premises, and Landlord shall use commercially reasonable efforts to safeguard such keys and/or access codes to the doors.

35. SECURITY MEASURES. Tenant hereby acknowledges that Landlord shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Project, and Landlord shall have no liability to Tenant due to its failure to provide such services. Tenant assumes all responsibility for the protection of Tenant, its agents, employees, contractors and invitees and the property of Tenant and of Tenant's agents, employees, contractors and invitees from acts of third parties. Nothing herein contained shall prevent Landlord, at Landlord's sole option, from implementing security measures for the Project or any part thereof, in which event Tenant shall participate in such security measures and the cost thereof shall be included within the definition of Operating Expenses. Landlord shall have the right, but not the obligation, to require all persons entering or leaving the Project to identify themselves to a security guard and to reasonably establish that such person should be permitted access to the Project.

36. EASEMENTS. Landlord reserves to itself the right, from time to time, to grant such easements, rights and dedications that Landlord deems necessary or desirable, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Tenant. Tenant shall sign any of the aforementioned documents within ten (10) days after Landlord's request, and Tenant's failure to do so shall constitute a material default by Tenant.

37. TRANSPORTATION MANAGEMENT. Tenant shall fully comply at its sole expense with all present or future programs required by any governmental or quasi-governmental entity or Landlord to manage parking, transportation, air pollution or traffic in and around the Project or the metropolitan area in which the Project is located.

38. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

39. TIME OF ESSENCE. Time is of the essence with respect to each of the obligations to be performed by Tenant and Landlord under this Lease.

40. DEFINITION OF ADDITIONAL RENT. All monetary obligations of Tenant to Landlord under the terms of this Lease, including, but not limited to, Base Rent, Tenant's Percentage Share of Operating Expenses and late charges shall be deemed to be rent.

41. INCORPORATION OF PRIOR AGREEMENTS. This Lease and the attachments listed in section 1.15 contain all agreements of the parties with respect to the lease of the Premises and any other matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. Except as otherwise stated in this Lease, Tenant hereby acknowledges that no real estate broker nor Landlord nor any employee or agents of any of said persons has made any oral or written warranties or representations to Tenant concerning the condition or use by Tenant of the Premises or the Project or concerning any other matter addressed by this Lease.

42. AMENDMENTS. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification.

43. NOTICES. All notices required or permitted by this Lease shall be in writing and may be delivered (a) in person (by hand, by messenger or by courier service), (b) by U.S. Postal Service regular mail, (c) by U.S. Postal Service certified mail, return receipt requested, (d) by U.S. Postal Service Express Mail, Federal Express or other overnight courier, or (e) by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this section. Any notice permitted or required hereunder, and any notice to pay rent or quit or similar notice, shall be deemed personally delivered to Tenant or Landlord, as the case may be, on the date the notice is personally delivered to any employee of Tenant or Landlord at the addresses for notice set forth in Section 1.16. The addresses set forth in section 1.16 of this Lease shall be the address of each party for notice purposes. Landlord or Tenant may by written notice to the other specify a different address for notice purposes. A copy of all notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord may from time to time hereinafter designate by written notice to Tenant. Any notice sent by regular mail or by certified mail, return receipt requested, shall be deemed given three (3) days after deposited with the U.S. Postal Service. Notices delivered by U.S. Express Mail, Federal Express or other courier shall be deemed given on the date delivered by the carrier to the appropriate party's address for notice purposes. If any notice is transmitted by facsimile transmission, the notice shall be deemed delivered upon telephone confirmation of receipt of the transmission thereof at the appropriate party's address for notice purposes. A copy of all notices delivered to a party by facsimile transmission shall also be mailed to the party on the date the facsimile transmission is completed. If notice is received on Saturday, Sunday or a legal holiday, it shall be deemed received on the next business day. Nothing contained herein shall be construed to limit Landlord's right to serve any notice to pay rent or quit or similar notice by any method permitted by applicable law, and any such notice shall be effective if served in accordance with any method permitted by applicable law whether or not the requirements of this section have been met.

44. WAIVERS. No waiver by Landlord or Tenant of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Landlord or Tenant of the same or any other provision. Landlord's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No acceptance by Landlord of partial payment of any sum due from Tenant shall be deemed a waiver by Landlord of its right to receive the full amount due, nor shall any endorsement or statement on any check or accompanying letter from Tenant be deemed an accord and satisfaction.

45.      Intentionally deleted.

46. BINDING EFFECT; CHOICE OF LAW. Subject to any provision hereof restricting assignment or subletting by Tenant, this Lease shall bind the parties, their heirs, personal representatives, successors and assigns. This Lease shall be governed by the laws of the state in which the Project is located, and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Project is located.

47. ATTORNEYS' FEES. If Landlord or Tenant brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, or appeal thereon, shall be entitled to its reasonable attorneys' fees and court costs to be paid by the losing party as fixed by the court in the same or separate suit, and whether or not such action is pursued to decision or judgment.

48. AUCTIONS. Tenant shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction or going-out-of-business sale upon the Premises or the Common Areas.

49. MERGER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, or a termination by Landlord, shall not result in the merger of Landlord's and Tenant's estates and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

50. QUIET POSSESSION. Subject to the other terms and conditions of this Lease, Tenant shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

51. AUTHORITY. If Tenant is a corporation, trust, limited liability company, limited liability partnership or general or limited partnership, Tenant, and each individual executing this Lease on behalf of such entity, represents and warrants that such individual is duly authorized to execute and deliver this Lease on behalf of said entity, that said entity is duly authorized to enter into this Lease, and that this Lease is enforceable against said entity in accordance with its terms.

52. CONFLICT. Except as otherwise provided herein to the contrary, any conflict between the printed provisions, exhibits, addenda or riders of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

53. MULTIPLE PARTIES. If more than one person or entity is named as Tenant herein, the obligations of Tenant shall be the joint and several responsibility of all persons or entities named herein as Tenant. Service of a notice in accordance with section 43 on one Tenant shall be deemed service of notice on all Tenants.

54. INTERPRETATION. The captions contained in this Lease are for convenience only and shall not be deemed to limit or alter the meaning of this Lease. As used in this Lease, the words tenant and landlord include the plural as well as the singular. Words used in the neuter gender include the masculine and feminine gender.

55. PROHIBITION AGAINST RECORDING. Neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant. Landlord shall have the right to record a memorandum of this Lease, and Tenant shall execute, acknowledge and deliver to Landlord for recording any memorandum prepared by Landlord.

56. RELATIONSHIP OF PARTIES. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant.

57. RULES AND REGULATIONS. Tenant agrees to abide by and conform to the Rules and to cause its employees, suppliers, customers and invitees to so abide and conform. Landlord shall have the right, from time to time, to modify, amend and enforce the Rules in a nondiscriminatory manner. Landlord shall not be responsible to Tenant for the failure of other persons, including, but not limited to, other tenants, their agents, employees and invitees, to comply with the Rules. Tenant acknowledges that the leases of other tenants may not obligate them to comply with some or all of the Rules. However, if the lease of another tenant does obligate the tenant to comply with a Rule, and the tenant's failure to comply with such Rule is having a material adverse effect on Tenant's use of the Premises, Landlord shall cooperate with Tenant in attempting to cause the tenant to comply with the Rule, provided, however, Landlord shall have no obligation to bring a legal action against the non-complying tenant.

58. RIGHT TO LEASE. Landlord reserves the absolute right to effect such other tenancies in the Project as Landlord in its sole discretion shall determine, and Tenant is not relying on any representation that any specific tenant or number of tenants will occupy the Project.

59. CONFIDENTIALITY. Tenant acknowledges and agrees that the terms of this Lease are confidential and constitute proprietary information of Landlord. Disclosure of the terms hereof could adversely affect the ability of Landlord to negotiate other leases with respect to the Project and may impair Landlord's relationship with other tenants of the Project. Tenant agrees that it and its partners, officers, directors, employees, brokers, lease administrators and attorneys, if any, shall not disclose the terms and conditions of this Lease to any other person or entity without the prior written consent of Landlord, which may be given or withheld by Landlord, in Landlord's reasonable discretion. Landlord shall also have the right to seek specific performance of this provision and to seek injunctive relief to prevent its breach or continued breach.

60. WAIVER OF JURY TRIAL. LANDLORD AND TENANT HEREBY WAIVE THEIR RESPECTIVE RIGHT TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, COUNTERCLAIM OR CROSS-COMPLAINT IN ANY ACTION, PROCEEDING AND/OR HEARING BROUGHT BY EITHER LANDLORD AGAINST TENANT OR TENANT AGAINST LANDLORD ON ANY MATTER WHATSOEVER ARISING OUT OF, OR IN ANY WAY CONNECTED WITH, THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES, OR ANY CLAIM OF INJURY OR DAMAGE, OR THE ENFORCEMENT OF ANY REMEDY UNDER ANY LAW, STATUTE, OR REGULATION, EMERGENCY OR OTHERWISE, NOW OR HEREAFTER IN EFFECT.

LANDLORD AND TENANT ACKNOWLEDGE THAT THEY HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LANDLORD AND TENANT WITH RESPECT TO THE PREMISES. TENANT ACKNOWLEDGES THAT IT HAS BEEN GIVEN THE OPPORTUNITY TO HAVE THIS LEASE REVIEWED BY ITS LEGAL COUNSEL PRIOR TO ITS EXECUTION. PREPARATION OF THIS LEASE BY LANDLORD OR LANDLORD'S AGENT AND SUBMISSION OF SAME TO TENANT SHALL NOT BE DEEMED AN OFFER BY LANDLORD TO LEASE THE PREMISES TO TENANT OR THE GRANT OF AN OPTION TO TENANT TO LEASE THE PREMISES. THIS LEASE SHALL BECOME BINDING UPON LANDLORD ONLY WHEN FULLY EXECUTED BY BOTH PARTIES AND WHEN LANDLORD HAS DELIVERED A FULLY EXECUTED ORIGINAL OF THIS LEASE TO TENANT.

LANDLORD:

The Realty Associates Fund III, L.P., a Delaware limited partnership

By: Realty Associates Fund III GP Limited Partnership, a Delaware limited partnership, its general partner

    By: Realty Associates Fund III LLC, a Delaware limited liability company, its sole general partner


           By: Realty Associates Fund III Trust, a Massachusetts business trust, sole Member

           By: /s/ Scott. W. Amling
               -----------------------------
                        officer
                        Scott. W. Amling
                        Regional Director

    By: Realty Associates Fund III Texas Corporation,
        a Texas corporation, general partner

           By: /s/ Scott. W. Amling
              -------------------------------
                        officer
                        Scott. W. Amling
                        Regional Director


*TENANT:

Celerity Group, Inc., a California corporation

By: /s/ JOHN GOODMAN
    -----------------------------
       JOHN GOODMAN
    -----------------------------
      (print name)

Its: EXECUTIVE VICE PRESIDENT
     ----------------------------
      (print title)

By: /S/ JOHN R. FERRON
    ---------------------------

         -------------------
          (print name)

     Its:-------------------
          (print title)

*If Tenant is a corporation, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. The Lease must be executed by the president or vice president and the secretary or assistant secretary, unless the bylaws or a resolution of the board of directors shall otherwise provide, in which event, the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease.

                                    EXHIBIT A

                                    PREMISES

                                [to be attached]

                            EXHIBIT "A"[FLOOR PLAN]

                                    EXHIBIT B

                              Intentionally deleted

                                    EXHIBIT C

                              RULES AND REGULATIONS

                                 GENERAL RULES

Tenant shall faithfully observe and comply with the following Rules and
Regulations:

1. Tenant shall not alter any locks or Install any new or additional locks or bolts on any doors or windows of the Premises without providing notification and keys to Landlord. Tenant shall bear the cost of any lock changes or repairs required by Tenant.

2. Access to the Project may be refused unless the person seeking access has proper identification or has a previously received authorization for access to the Project. Landlord and its agents shall in no case be liable for damages for any error with regarding to the admission to or exclusion from the Project of any person. In case of invasion, mob, riot, public excitement or other commotion, Landlord reserves the right to prevent access to the Project during the continuance thereof by any means it deems appropriate for the safety and protection of life and property.

3. No cooking shall be done or permitted on the Premises, nor shall the Premises be used for any improper, objectionable or immoral purposes. Notwithstanding the foregoing, Underwriters' Laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages for employees and visitors of Tenant, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations; and provided further that such cooking does not result in odors escaping from the Premises.

4. Except as provided in section 13.1, no boring or cutting for wires shall be allowed without the consent of Landlord. Tenant shall not install any radio or television antenna, satellite dish, loudspeaker or other device on the roof or exterior walls of the Building. Tenant shall not interfere with broadcasting or reception from or in the Project or elsewhere.

5. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.

6. Tenant shall store all its trash and garbage within the interior of the Premises or, if permitted by applicable law, in trash dumpsters in locations approved by Landlord for such use, in Landlord's reasonable discretion. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash in the vicinity of the Project without violation of any law or ordinance governing such disposal.

7. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

                                  PARKING RULES

1. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers or invitees to be loaded, unloaded or parked in areas other than those designated by Landlord for such activities and at times approved by Landlord. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking. Tenant and its customers, employees, shippers and invitees shall comply with all rules and regulations adopted by Landlord from time to time relating to truck parking and/or truck loading and unloading.

2. Landlord reserves the right to relocate all or a part of parking spaces within the parking area so long as the number of such spaces and proximity to the Building are substantially the same as existed as of the Commencement Date.

3. Landlord will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

4. The maintenance, washing, waxing or cleaning of vehicles in the parking area or Common Areas is prohibited.

5. Tenant shall be responsible for seeing that all of its employees, agents, contractors and invitees comply with the applicable parking rules, regulations, laws and agreements.

6. At Landlord's request, Tenant shall provide Landlord with a list which includes the name of each person using the parking facilities based on Tenant's parking rights under this Lease and the license plate number of the vehicle being used by that person. Tenant shall provide Landlord with an updated list within five (5) days after any part of the list becomes inaccurate. Celerity Group, Inc. and its Affiliates shall not be obligated to comply with the requirements of this section 6.

Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Landlord's judgment may from time to time be necessary for the management, safety, care and cleanliness of the Project, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein. Any of the foregoing which materially and adversely interfere with Tenant's business operations (as they exist on the Commencement Date) shall require Tenant's prior written consent (such consent not to be unreasonably withheld). Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant, nor prevent Landlord from thereafter enforcing any such Rules or Regulations against any or all tenants of the Project. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises.

                                    EXHIBIT D

                           Form of HazMat Certificate
                  Re:1507/1515 Centre Point Drive, Milpitas, CA

                               General Information

Name of Responding Company: Celerity Group Inc. (formerly Kinetics Fluid
                            Systems. Inc.)

Mailing Address: 1463 Centre Pointe Drive, Milpitas, CA 95035

Signature:______________________________________________________________________

Title:___________________________________Phone: 408-946-3100

Date: 6/19/03    Age of Facility:___________________  Length of Occupancy:______

Major products manufactured and/or activities conducted on the property: Gas
 Flow Controls, MFC's, Gas Panels

Type of Business Activity(ies):          Hazardous Materials Activities:
(check all that apply)                   (check all that apply)

X      machine shop                      _________degreasing
X      light assembly                    _________chemical/etching/milling
X      research and development          _________wastewater treatment
X      product service or repair         _________painting
_______photo processing                  _________striping
_______automotive service and repair     _________cleaning
_______manufacturing                     _________printing
_______warehouse                         _________analytical lab
_______integrated/printed circuit        _________plating
_______chemical/pharmaceutical product   _________chemical/missing/synthesis
                                         _________silkscreen
                                         X        lathe/mill machining
                                         _________deionizer water product
                                         _________photo masking
                                         _________wave solder
                                         _________metal finishing

                 HAZARDOUS MATERIALS/WASTE HANDLING AND STORAGE

A. Are hazardous materials handled on any of your shipping and receiving docks in container quantities greater than one gallon?________ Yes X No

B. If Hazardous materials or waste are stored on the premises, please check off the nature of the storage and type(s) of materials below:

Types of Storage Container                  Type of Hazardous Mater(list
(list above-ground storage only)            and/or Waste Store

X      1 gallon or 3 liter bottles/cans  _________acid
_______5 to 30 gallon carboys            _________phenol
_______55 gallon drums                   X        caustic/alkaline cleaner
_______tanks                             _________cyanide
                                         _________photo resist stripper
                                         _________paint
                                         X        flammable solvent
                                         _________gasoline/diesel fuel
                                         _________nonflammable/chlorinated
                                                  solvent
                                                  X        oil/fluid

C.       Do you accumulate hazardous waste onsite? X Yes ______ No

         If yes, how is it being handled?

_______on-site treatment or recovery
_______discharged to sewer
X      hauled offsite             If hauled offsite, by whom Onyx, 4227
_______incineration               Technology Drive, Fremont, CA 94538


D.       Indicate your hazardous waste storage status with Department of Health
         Services:

_______generator
_______interim status facility
_______permitted TSDF
X      none of the above

                         WASTEWATER TREATMENT/DISCHARGE

A.       Do you discharge industrial wastewater to:

_______sewer
_______storm drain
_______surface water
X      no industrial discharge

B.       Is your industrial wastewater treated before discharge? _______Yes
         ________ No

         If yes, what type of treatment is being conducted?
_______neutralization
_______metal hydroxide formation
_______closed-loop treatment
_______cyanide destruct
_______HF treatment
_______other

              SUBSURFACE CONTAINMENT OF HAZARDOUS MATERIALS/WASTES

A.       Are buried tanks/sumps being used for any of the following:

_______hazardous waste storage
_______chemical storage
_______gasoline/diesel fuel storage
_______waste treatment
_______wastewater neutralization
_______industrial wastewater treatment
X      none of the above

B.       If buried tanks are located onsite, indicate their construction:

_______steel            _________fiberglass         _______concrete
_______inside open vault         _________double walled

C. Are hazardous materials or untreated industrial wastewater transported via buried piping to tanks, process areas or treatment areas?_____ Yes X No

D.       Do you have wet floors in your process areas? _________Yes X No

         If yes, name processes:_______________________________________________

E. Are abandoned underground tanks or sumps located on the property No_________Yes X

                           HAZARDOUS MATERIALS SPILLS

A.       Have hazardous materials ever spilled to:

_______the sewer
_______the storm drain
_______onto the property
X      no spills have occurred

B.       Have you experienced any leaking underground tanks or sumps? __Yes X No

C.       If spills have occurred, were they reported? _________Yes __________ No

         Check which the government agencies that you contacted regarding the spill(s):

_______Department of Health Services
_______Department of Fish and Game
_______Environmental Protection Agency
_______Regional Water Quality Control Board
_______Fire Department

D. Have you been contacted-by a government agency regarding soil or groundwater contamination on your site?

         ______Yes X   No

         Do you have exploratory wells onsite?______Yes   X  No

         If yes, indicate the following:

Number of wells: _________    Approximate depth of wells:___________
Wed diameters:____________

PLEASE ATTACH ENVIRONMENTAL REGULATORY PERMITS, AGENCY REPORTS THAT APPLY TO YOUR OPERATION AND HAZARDOUS WASTE MANIFESTS.

Check off those enclosed:

X      Hazardous Materials Inventory Statement, HMIS
X      Hazardous Materials Management Plan, HMMP
_______Department of Health Services, Generatory Inspection Report
_______Underground Tank Registrations
_______Industrial Wastewater Discharge Permit
X      Hazardous Waste Manifest

               HAZARDOUS MATERIALS BUSINESS PLAN INFORMATION SHEET
              For use by Unidocs Member Agencies or where approved
                           by your Local Jurisdiction
              Authority Cited: Ch.6.95 HSC; Title 19, Div. 2, CCR;
                            Title 22, Div. 4.5, CCR

All facilities in Unidocs member jurisdictions that use or store hazardous materials (defined as either virgin or waste materials) in any quantity are required to report such use or storage to the appropriate local agency. The amount of detail required to be reported depends on whether or not a facility is subject to state Hazardous Materials Business Plan (HMBP) reporting requirements. Facilities subject to HMBP reporting requirements must complete and submit to their local agency a HMBP. All other facilities handling hazardous materials, unless specifically exempted by their local agency, must complete and submit a Hazardous Materials/Waste Registration Form.

The attached MATRIX INVENTORY FORMAT HAZARDOUS MATERIALS BUSINESS PLAN is the preferred format for HMBP reporting. [This form was developed by the Certified Unified Program Agency (CUPA) as an alternative version of the Unified Program Consolidated Form (UPCF). Businesses have the option to use it or the UPCF adopted in state regulations. The CUPA or Participating Agency (PA) must accept the state UPCF and cannot require a business to use the alternative version developed by the CUPA. The CUPA and PA can require businesses to provide additional information on either the UPCF or a supplemental page to that document.] A HMBP including the standard UPCF One-Chemical-Per-Page Inventory Format is available at www.unidocs.org. If you wish to use forms other than those included in this document, or the Unidocs standard UPCF Hazardous Material Business Plan, please contact your local implementing agency for guidance. Depending upon the nature of storage/handling of hazardous materials at the facility, additional information may be required to be submitted as Appendices to the HMBP. Examples of such Appendices could include:

         - For underground storage tanks (UST), Unified Program Consolidated Forms (UPCF) UST - Facility and UST Tank pages;

         - California Accidental Release Prevention (CalARP) Program Registration Form;

         -        Toxic Gas Registration Form;

         -        UPCF Onsite Hazardous Waste Treatment Forms;

         -        Storm Water Pollution Prevention Plan; etc.

WHAT IS A HAZARDOUS MATERIALS BUSINESS PLAN?

A HMBP is a document containing detailed information on the storage of hazardous materials at a facility. Chapter 6.95 of the California Health and Safety Code
(HSC) requires that facilities which use or store such materials at or above reporting thresholds (see below) submit this information.

WHAT IS THE PURPOSE OF THE HAZARDOUS MATERIALS BUSINESS PLAN?

The intent of the Business Plan is to satisfy federal and state Community Right-To-Know laws and provide detailed information for use by emergency responders. All persons at the facility qualified to serve as emergency coordinators must be thoroughly familiar with the contents and use of the HMBP, with the operations and activities of the facility, and with the locations of all hazardous materials records maintained by the facility.

This Hazardous Materials Business Plan has been developed to assist you in complying with the State requirements and to provide the fire department adequate information about the type, quantity of -- and management practices regarding -- hazardous materials that are stored at your facility. Along with applicable modules and appendices, it is intended to additionally satisfy some or all of the reporting requirements for the following programs: Hazardous Materials Storage; CalARP Program Registration; Toxic Gas Ordinance; Hazardous Waste Generator Registration; Hazardous Waste Contingency Plan; Urban Runoff; and aboveground storage tank Spill Prevention Control and Countermeasure Plan.

WHO MUST COMPLETE A HAZARDOUS MATERIALS BUSINESS PLAN?

The owner of a facility must complete a HMBP and submit a copy to the local agency for each site that handles any individual hazardous material or mixture containing a hazardous material which has a quantity at any time during the reporting year equal to or greater than:

1.       500 pounds for SOLID HAZARDOUS MATERIALS. [HSC Section 25503.5{a)]

2.       The following amounts for LIQUID HAZARDOUS MATERIALS:

         a. Lubricating oil as defined by HSC Section 25503.5(b)(2)(B): 55 gallons of any type or 275 gallons aggregate quantity on site, HSC Section 25503.5(b)(2)(A)]

         b.       All others, including waste oil: 55 gallons. [HSC
                  Section 25503.5(a)]

3.       The following amounts of HAZARDOUS MATERIAL GASES:

         a. Oxygen, Nitrogen, or Nitrous Oxide stored/handled at a physician, dentist, podiatrist, veterinarian, or pharmacist's place of business: 1,000 cubic feet of each material on site. [HSC Section 25503.5(b)(l)]

         b.       All others: 200 cubic feet. [HSC Section 25503.5(a)]

4. Amounts of RADIOACTIVE MATERIALS requiring an emergency plan under Parts 30,40, or 70 of Title 10 Code of Federal Regulations or equal to or greater than applicable amounts specified in items 1, 2, or 3, above, whichever amount is smaller. [HSC Section 25503,5(a)]

5. Applicable federal threshold planning quantities for EXTREMELY HAZARDOUS SUBSTANCES listed in 40 CFR Part 355, Appendix A.

Note: RETAIL (CONSUMER) PRODUCTS packaged for direct distribution to, and use by, the general public are exempt from HMBP requirements except where the local agency determines otherwise pursuant to HSC Section 25503.5(c)(1). [Local agency interpretation is that materials qualify for this exemption only if the following requirements are met: (1) The product is not dispensed from containers at the storage facility; (2) The product is stored in a "retail display area" as defined by the 1994 California Fire Code (e.g. Quarts of oil sitting in a display area for sale at a service station are exempt, but oil used by a mechanic in the service bay is not exempt.); (3) containers are no larger than 5 gallons (liquids) or 100 pounds (solids); and (4) Handling of the product does not present unacceptable risk to public health, safety, or the environment.]

WHAT IF I DON'T HANDLE ANY HAZARDOUS MATERIALS IN AMOUNTS REQUIRING A HMBP?

Facilities that are not required to complete a HMBP are still required to register their hazardous materials with the local agency using the Hazardous Materials/Waste Registration Form. The local agency will then evaluate the storage or use and notify you of any permits or storage/use fees that may apply. (NOTE: THE LOCAL AGENCIES RESERVE THE RIGHT TO REQUIRE A HMBP FOR ANY FACILITY UPON DETERMINATION THAT THE MANNER OF USE OR STORAGE OF HAZARDOUS MATERIALS IS SUCH THAT ADDITIONAL INFORMATION IS NECESSARY FOR EMERGENCY RESPONSE PURPOSES.)

WHAT INFORMATION IS REQUIRED TO BE SUBMITTED WITH THE HAZARDOUS MATERIALS BUSINESS PLAN?

The HMBP must contain the following elements:

         -        Business Activities (Form and instructions attached)

         - Business Owner/Operator Identification (Form and instructions attached)

         - Hazardous Materials Inventory (Forms and instructions attached)

         -        Facility Map(s) (Sample form and instructions attached)

         - Emergency Response/Contingency Plan (Sample forms and instructions attached)

         -        Employee Training Plan (Sample form and instructions attached)

         -        Recordkeeping (Sample form and instructions attached)

HOW OFTEN DO I HAVE TO UPDATE OR RECERTIFY MY HAZARDOUS MATERIALS BUSINESS PLAN?

Within 30 days of the occurrence of any of the following events, the HMBP shall be revised and the revisions submitted to the local agency: (1) There is a 100% or more increase in the quantity of a previously disclosed material; (2) The facility begins handling a previously undisclosed material at or above the aforementioned HMBP amounts; (3) The facility changes address; (4) Ownership of the facility changes; or (5) There is a change of business name. [HSC Section 25510]

Additionally, if the local agency determines that the HMBP is deficient in any way, the plan shall be revised and the revisions submitted to the local agency within 30 days of the notice to submit a corrected plan. [HSC Section 25505(a)(2)]

Without regard to the above events, the owner, operator, or officially designated representative of the facility must complete and submit to the local agency a Hazardous Materials Business Plan Certification Form [or a copy of your current HMBP with an updated certification signature and date at the bottom of OES Form 2730, the Business Owner/Operator Identification form (i.e. page 5 of this packet)] annually. [HSC Section 25503.3(c)] Hazardous Materials Business Plan Certification Forms are available from your local agency or on the Internet at www.unidocs.org.

WHO IS MY LOCAL AGENCY?

Refer to the table below. Jurisdiction is determined by whether the facility is located within city limits or in an unincorporated area.


     CITY/AREA                             LOCAL AGENCY NAME                 ADDRESS                     TELEPHONE NUMBER
-------------------------------------------------------------------------------------------------------------------------
Campbell                             Santo Clara County Fire Department  14700 Winchester Boulevard        (408)378-4010
                                                                         Los Gatos, CA 95030-1818
-------------------------------------------------------------------------------------------------------------------------
Cupertino                            See Campbell
-------------------------------------------------------------------------------------------------------------------------
Gilroy                               Gilroy Building Department          7351 Rosanna                     (408) 846-0430
                                     Life and Environmental Safety       Street Gilroy,
                                     Division                            CA 95020
-------------------------------------------------------------------------------------------------------------------------
Los Altos                            County of Santa Clara               1555 Berger Drive,               (408)299-6930
                                     Department of Environmental         Suite 300 San Jose, CA            or
                                     Health Hazardous Materials          95112-2716                       (408) 918-3400
                                     Compliance Division                 www.EHinfo.org
-------------------------------------------------------------------------------------------------------------------------

Los Altos Hills                      See Los Altos
-------------------------------------------------------------------------------------------------------------------------
Los Gatos                            See Campbell
-------------------------------------------------------------------------------------------------------------------------
Milpitas                             Milpitas Fire Department            455 East Calaveras  Boulevard    (408) 586-3365
                                     Bureau of Fire Prevention           Milpitas, CA 95035
--------------------------------------------------------------------------------------------------------------------------
Monte Sereno                         See Los Altos
--------------------------------------------------------------------------------------------------------------------------
Morgan Hill                          See Campbell
--------------------------------------------------------------------------------------------------------------------------
Mountain View                        Mountain View Fire Department       1000 Villa Street                (650) 903-6378
                                     and Environmental Protection        Mountain View, CA  94041
                                     Fire Division
-------------------------------------------------------------------------------------------------------------------------
Palo Alto                            Palo Alto Fire Department           250 Hamilton                     (650) 329-2184
                                     Hazardous                           Avenue Palo Alto,
                                     Materials Division                  CA 94301
-------------------------------------------------------------------------------------------------------------------------
San Jose                             San Jose Fire                       4 North Second Street,           (408) 277-4659
                                     Department Hazardous                #1100 San Jose, CA
                                     Materials Program                   95113-1305
-------------------------------------------------------------------------------------------------------------------------
Santa Clara                          Santo Clara Fire Department         1675 Lincoln                     (408) 615-4960
                                                                         Street Santa
                                                                         Clara, CA 95050
-------------------------------------------------------------------------------------------------------------------------
Saratoga                             See Los Altos
-------------------------------------------------------------------------------------------------------------------------
Sunnyvale                            Sunnyvale Department of Public      700 All America Way              (408) 730-7212
                                     Safety Fire Prevention Bureau       P.O. Box 3 707
                                                                         Sunnyvale, CA 94088-3707
-------------------------------------------------------------------------------------------------------------------------
Unincorporated Santa Clara County    See Los Altos
--------------------------------------------------------------------------------------------------------------------------

UN-020-2117                         www.unidocs.org                 REV.01/16/02

                        UNIFIED PROGRAM CONSOLIDATED FORM
                              FACILITY INFORMATION
                               BUSINESS ACTIVITIES

                                                                   Page 1 of____

                           I. FACILITY IDENTIFICATION
 FACILITY ID #
 (Agency Use                                                 1. EPA ID #    2.
 Only)        4 3  0 1 1  0 0 0 3 9 7                           (Hazardous
                                                                Waste  Only)

  BUSINESS NAME (Same as Facility Name or DBA - Doing Business As)          3.

  Kinetics Fluid Systems

                           II. ACTIVITIES DECLARATION
                NOTE: IF YOU CHECK YES TO ANY PART OF THIS LIST,
 PLEASE SUBMIT THE BUSINESS OWNER/OPERATOR IDENTIFICATION PAGE (OES FORM 2730).

         Does your facility...                                                If Yes, please complete these pages of the UPCF...
 A. HAZARDOUS MATERIALS                                                     [X] YES [ ]  NO  4. HAZARDOUS MATERIALS INVENTORY
                                                                                                -CHEMICAL DESCRIPTION (OES 2731)
 Have on site (for any purpose) hazardous materials at or above 55 gallons for liquids, 500 pounds for solids, or 200 cubic feet for compressed gases (include liquids in ASTs and USTs); or the applicable
 Federal threshold quantity for an extremely hazardous substance specified in 40 CFR Part 355, Appendix A or B; or handle radiological materials in quantities for which an emergency plan is required pursuant to 10 CFR Parts 30, 40 or 70?

 B. UNDERGROUND STORAGE TANKS (USTs)                                        [ ] YES [X]  NO 5.  UST FACILITY (Formerly SWRCB Form A)
                                                                                                UST TANK (one page per tank)
                                                                                                (Formerly Form B)

 1 .      Own or operate underground storage tanks?

 2.       Intend to upgrade existing or install new USTs?                   [ ] YES [X] NO 6.   UST FACILITY

                                                                                                UST TANK (one per tank)
                                                                                                UST INSTALLATION - CERTIFICATE OF
                                                                                                COMPLIANCE (one page per tank)
                                                                                                (Formerly Form C)
 3.       Need to report closing a UST?                                     [ ] YES [X] NO 7.   UST TANK (closure portion - one page
                                                                                                per tank)
 C. ABOVE GROUND PETROLEUM STORAGE TANKS (ASTs)
          Own or operate ASTs above these thresholds:
          --  any tank capacity is greater than 660 gallons, or             [ ] YES [X] NO 8.   NO FORM REQUIRED TO CUPAs
          --  the total capacity for the facility is greater than 1,320 gallons?
 D. HAZARDOUS WASTE                                                         [ ] YES [X] NO  9.  EPA ID NUMBER - provide at the top
                                                                                                of this page
 1.       Generate hazardous waste?

 2.       Recycle more than 100 kg/month of excluded or exempted                                RECYCLABLE MATERIALS REPORT (one
          recyclable materials (per HSC Section 25143.2)?                   [ ] YES [X] NO 10.  per recycler)
 3.       Treat hazardous waste on site?                                    [ ] YES [X] NO 11.  ONSITE HAZARDOUS WASTE TREATMENT -
                                                                                                FACILITY (Formerly DTSC Forms
                                                                                                1772)
                                                                                                ONSITE HAZARDOUS WASTE
                                                                                                TREATMENT - UNIT (one page per
                                                                                                unit) (Formerly DTSC Forms 1772
                                                                                                A,B,C,D and L)
 4.      Treatment subject to financial assurance requirements (for         [ ] YES [X] NO 12.  CERTIFICATION OF FINANCIAL
         Permit by Rule and Conditional Authorization)?                                         ASSURANCE (Formerly DTSC Form 1232)
 5.      Consolidate hazardous waste generated at a remote site?            [ ] YES [X] NO 13.  REMOTE WASTE / CONSOLIDATION
                                                                                                SITE ANNUAL NOTIFICATION (Formerly
                                                                                                DTSC Form 1196)
 6.       Need to report the closure/removal of a tank that was             [ ] YES [X] NO 14.  HAZARDOUS WASTE TANK CLOSURE
          classified as hazardous waste and cleaned onsite?                                     CERTIFICATION (Formerly DTSC Form
                                                                                                1249)

E. LOCAL REQUIREMENTS                                                        15.

       (You may also be required to provide additional information by your
                             CUPA or local agency.)

UN-020-3/17                 www.unidocs.org                       Ref.01/16/02

                      BUSINESS ACTIVITIES PAGE INSTRUCTIONS

You must  submit  the  Business  Activities  page  with all  submittals.  [Note:
Numbering of these  instructions  follows the Unified Program  Consolidated Form
(UPCF) data element numbers on the Business Activities page. These data element numbers are used for electronic submittal and are the same as the numbering used in 27 CCR, Appendix C, the Unified Program Data Dictionary.] Please number all pages of your submittal.

1. FACILITY ID NUMBER - This number is for agency use only. Leave this space blank.

2. EPA ID NUMBER - If you generate, recycle, or treat hazardous waste, enter your facility's 12-character U.S. Environmental Protection Agency (U.S. EPA) or California Identification number. For facilities in California, the number usually starts with the letters "CA," If you do not have an ID number, contact the Department of Toxic Substances Control (DTSC) at 1-800-618-6942 to obtain one.

3.    BUSINESS NAME - Enter the complete Facility Name.

4. HAZARDOUS MATERIALS ONSITE - Check the appropriate box to indicate whether you have any hazardous material on site in a quantity subject to Hazardous Materials Business Plan reporting requirements (please refer to the above Hazardous Materials Business Plan Information Sheet).

5. OWN OR OPERATE UNDERGROUND STORAGE TANK (UST) - Check the appropriate box to indicate whether you own or operate USTs containing hazardous substances as defined in Health and Safety Code (HSC) Section 25316. If "YES", and you do not already have on file with your local agency a UST Facility page, UST Tank page for each tank, written UST Monitoring Plan, and UST Response Plan, then you must submit those documents. (There are no UPCF pages for the monitoring and response plans.)

6. UST INSTALLATION/UPGRADE - Check the appropriate box to indicate whether you have installed or upgraded USTs containing hazardous substances as defined in HSC Section 25316. If "YES," then you must submit to your local agency a UST Installation - Certificate of Compliance page for each tank in addition to the UST Facility and Tank pages.

7. UST CLOSURE - Check the appropriate box if you are closing a UST and complete the closure portion of the UST Tank page for each tank.

8. OWN/OPERATE ABOVEGROUND PETROLEUM STORAGE TANK (AST) - Check the appropriate box to indicate whether your facility stores petroleum aboveground in any tank greater than 660 gallons capacity or has aggregate aboveground petroleum storage greater than 1,320 gallons, (There is no UPCF page for ASTs.) The following are exempt from this requirement:

         -        Pressure vessels or boilers subject to Division 5 of the Labor
                  Code;

         - Tanks containing hazardous waste if a hazardous waste facility permit has been issued by DTSC;

         - Aboveground oil production tanks regulated by the Division of Oil and Gas;

         - Certain oil-filled electrical equipment, including, but not limited to, transformers, circuit breakers, and capacitors.

9. HAZARDOUS WASTE GENERATOR - Check the appropriate box to indicate whether your facility generates a waste that meets any of the hazardous waste criteria adopted pursuant to HSC Section 25141.

10. RECYCLE - Check the appropriate box to indicate whether your facility recycles more than 100 kilograms (approximately 220 pounds or 27 gallons) per month of recyclable material under a claim that the material is excluded or exempt per HSC Section 25143.2. If you check "YES," and you do not already have a current Recyclable Materials Report on file with your Certified Unified Program Agency (CUPA), then you must also submit that report to the CUPA. Check "NO" if you only send recyclable materials to an offsite recycler.

11. ONSITE HAZARDOUS WASTE TREATMENT - Check the appropriate box to indicate whether your facility engages in regulated onsite treatment of hazardous waste. If you check "YES," and you do not already have current Onsite Hazardous Waste Treatment Notification - Facility and Onsite Hazardous Waste Treatment Notification - Unit documents on file with your CUPA, then you must submit those forms to the CUPA.

12. FINANCIAL ASSURANCE - Check the appropriate box to indicate whether your facility has Permit by Rule (PER) and/or Conditionally Authorized
         (CA) operations subject to financial assurance requirements for closure of an onsite treatment unit. If you check "YES," and you do not already have current "Certification of Financial Assurance" on file with your CUPA, then you must submit that form to the CUPA.

13. HAZARDOUS WASTE REMOTE CONSOLIDATION SITE - Check the appropriate box to indicate whether your facility consolidates hazardous waste generated at a remote site. By answering "YES," you are indicating that you are a hazardous waste generator that collects hazardous waste initially at remote sites and subsequently transports the hazardous waste to a consolidation site you also operate. If you check "YES," and you do not already have current "Remote Waste Consolidation Site Annual Notification" page on file with your CUPA, then you must submit that form to the CUPA.

14. HAZARDOUS WASTE TANK CLEANING - Check the appropriate box if any tank has been cleaned onsite per Title 22, Div. 4.5, Ch. 32, CCR. If you check "YES," then you must submit a Hazardous Waste Tank Closure Certification to your local agency.

15. LOCAL REQUIREMENTS - Check with your local agency before submitting this document to determine if any supplemental information is required.

UN-020-4/17                 www.unidocs.org                       Ref.01/16/02

                       UNIFIED PROGRAM CONSOLIDATED FORM
                              FACILITY INFORMATION
                     BUSINESS OWNER/OPERATOR IDENTIFICATION

                                                                     Page  of
--------------------------------------------------------------------------------
                               I. IDENTIFICATION
--------------------------------------------------------------------------------
FACILITY ID    # 43 011 000397       1. BEGINNING DATE   100. ENDING DATE   101.
(Agency Use Only)                       2/18/2002             2/18/2003
--------------------------------------------------------------------------------
BUSINESS NAME (Same as FACILITY                   3. BUSINESS PHONE         102.
NAME or DBA - Doing Business As)                     408-946-3100
Kinetics Fluid Systems
--------------------------------------------------------------------------------
BUSINESS SITE ADDRESS 1507                                                  103.
Centre Pointe Drive
--------------------------------------------------------------------------------
CITY                                     104.     ZIP CODE                  105.
Milpitas                                      CA  95035
--------------------------------------------------------------------------------
DUN & BRADSTREET                             106. SIC CODE (4 digit #)      107.
60-796-0507                                       3823
--------------------------------------------------------------------------------
COUNTY                                                                      108.
Santa Clara
--------------------------------------------------------------------------------
BUSINESS OPERATOR NAME                       109. BUSINESS OPERATOR PHONE   110.
Kinetics Fluid Systems                            408-946-3100
--------------------------------------------------------------------------------
                               II. BUSINESS OWNER
--------------------------------------------------------------------------------
OWNER NAME                                   111. OWNER PHONE               112.
Kinetics Fluid Systems                            408-946-3100
--------------------------------------------------------------------------------
OWNER MAILING ADDRESS 1507                                                  113.
Center Pointe Drive
--------------------------------------------------------------------------------
CITY                                     114. STATE     115. ZIP CODE       116.
Milpitas                                      CA             95035
--------------------------------------------------------------------------------
                           III. ENVIRONMENTAL CONTACT
--------------------------------------------------------------------------------
CONTACT NAME                                  117. CONTACT PHONE            118.
Rick Regnier                                       503-351-0182
--------------------------------------------------------------------------------
CONTACT MAILING ADDRESS 9660                                                119.
SW Herman Rd
--------------------------------------------------------------------------------
CITY                                     120. STATE     121. ZIP CODE       122.
Tualatin                                      OR             97062
--------------------------------------------------------------------------------
    -PRIMARY-                 IV. EMERGENCY CONTACTS            -SECONDARY-
--------------------------------------------------------------------------------
NAME                                  123. NAME                             128.
Jeff Kircher                               Rick Regnier
--------------------------------------------------------------------------------
TITLE                                 124. TITLE                            129.
Facilities Manager                         Corporate Safety Director
--------------------------------------------------------------------------------
BUSINESS PHONE                        125. BUSINESS PHONE                   130.
408-935-4507                               503-783-2043
--------------------------------------------------------------------------------
24-HOUR PHONE*                        126. 24-HOUR PHONE*                   131.
510-656-4204                               503-351-0182
--------------------------------------------------------------------------------
PAGER #                               127. PAGER #                          132.
510-770-7513                               N/A
--------------------------------------------------------------------------------
ADDITIONAL LOCALLY COLLECTED INFORMATION:                                   133.
Property Owner: Insignia Commercial Group, Inc.    Phone No.: 408-288-2900
Billing Address: 160 W. Santa Clara Street,
San Jose, CA 95113
--------------------------------------------------------------------------------
Certification; Based on my inquiry of those individuals responsible for obtaining the information, I certify under penalty of law that I have personally examined and am familiar with the information submitted and believe the information is true, accurate, and complete.
--------------------------------------------------------------------------------
SIGNATURE OF OWNER/OPERATOR OR     DATE    134. NAME OF DOCUMENT PREPARER   135.
DESIGNATED REPRESENTATIVE          7/10/03      Jeff Kircher
--------------------------------------------------------------------------------
NAME OF SIGNER (print)        136. TITLE OF SIGNER                          137.
Jeff Kircher                       Facilities/Safety Manager
--------------------------------------------------------------------------------
* See Instructions on next page.

UN-020-5/17                 www.unidocs.org                       Ref.01/16/02

    BUSINESS OWNER/OPERATOR IDENTIFICATION PAGE (OES FORM 2730) INSTRUCTIONS

Except when using the Hazardous Materials Business Plan Certification Form, you must submit the Business Activities page, the Business Owner/Operator Identification page, and Hazardous Materials - Chemical Description pages with all hazardous materials inventory submittals. (Note: Numbering of these instructions follows the UPCF data element numbers on the Owner/Operator page.)

1. FACILITY ID NUMBER - This number is for agency use only. Leave this space blank.

3.       BUSINESS NAME - Enter the complete Facility Name.

100.     BEGINNING DATE - Enter the beginning year and date of the report.

101.     ENDING DATE - Enter the ending year and date of the report.

102. BUSINESS PHONE - Enter the phone number, including area code and any extension.

103. BUSINESS SITE ADDRESS - Enter the street address where the facility is located, including building number, if applicable. Post office box numbers are not acceptable. This information must provide a means to locate the facility geographically.

104. CITY - Enter the city or unincorporated area in which the facility is located.

105.     ZIP CODE - Enter the 5 or 9 digit zip code for the facility.

106.     DUN & BRADSTREET - If the business has a D&B number, enter it here.

107. SIC CODE - Enter the 4 digit Standard Industrial Classification Code number for the facility's primary business activity.

108.     COUNTY - Enter the name of the county in which the facility is located.

109.     BUSINESS OPERATOR NAME - Enter the name of the facility operator.

110. BUSINESS OPERATOR PHONE - Enter the operator's phone number, including area code and any extension.

111. OWNER NAME - Enter the name of the facility owner, if different from the operator.

112. OWNER PHONE - Enter the owner's phone number, including area code and any extension.

113. OWNER MAILING ADDRESS - Enter the owner's street or P.O. box mailing address, if different from the site address.

114. OWNER CITY - Enter the name of the city for the owner's mailing address.

115. OWNER STATE - Enter the 2 character state abbreviation for the owner's mailing address.

116. OWNER ZIP CODE - Enter the 5 or 9 digit zip code for the owner's mailing address.

117. ENVIRONMENTAL CONTACT NAME - Enter the name of the person, if different from the Business Owner or Operator, who will receive all environmental correspondence and will respond to enforcement activity.

118. CONTACT PHONE - Enter the environmental contact's phone number, including area code and any extension.

119. CONTACT MAILING ADDRESS - Enter the street or P.O. box mailing address where all environmental contact correspondence should be sent, if different from the site address.

120. CITY - Enter the name of the city for the environmental contact's mailing address.

121. STATE - Enter the 2 character state abbreviation for the environmental contact's mailing address.

122. ZIP CODE - Enter the 5 or 9 digit zip code for the environmental contact's mailing address.

123. PRIMARY EMERGENCY CONTACT NAME - Enter the name of a representative (i.e. Emergency Coordinator) who can be contacted in case of an emergency involving hazardous materials at the facility. This person shall have full facility access, site familiarity, and authority to make decisions for the business regarding incident mitigation.

124.     TITLE-Enter the title of primary Emergency Coordinator.

125. BUSINESS PHONE - Enter primary Emergency Coordinator's business phone number, including area code and any extension.

126. 24-HOUR PHONE - Enter a phone number that will be answered 24 hours a day. If not the primary Emergency Coordinator's home phone number, then the number of an answering service able to immediately contact the primary Emergency Coordinator must be provided. Please note that this is a public document, so any telephone number provided is available to the general public any time a review of your facility's records is conducted.

127. PAGER NUMBER - Enter the pager number for the primary Emergency Coordinator, if available.

128. SECONDARY EMERGENCY CONTACT NAME - Enter the name of a secondary Emergency Coordinator who can be contacted in the event that the primary Emergency Coordinator is not available. The contact shall have full facility access, site familiarity, and authority to make decisions for the business regarding incident mitigation.

129.     TITLE - Enter the title of the secondary Emergency Coordinator.

130. BUSINESS PHONE - Enter secondary Emergency Coordinator's business phone number, including area code and any extension.

131. 24-HOUR PHONE - Enter a phone number for the secondary Emergency Coordinator. See instructions for item 123, above.

132. PAGER NUMBER - Enter the pager number for the secondary Emergency Coordinator, if available.

133. ADDITIONAL LOCALLY COLLECTED INFORMATION - Enter the name and phone number for the property owner. Enter the complete mailing address to which bills for permit fees should be sent, if different from items 119-122, above,

SIGNATURE OF OWNER/OPERATOR OR DESIGNATED REPRESENTATIVE - The Business
         Owner/Operator, or officially designated representative of the Owner/Operator, shall sign in the space provided. This signature certifies that the signer is familiar with the information submitted, and that based on the signer's inquiry of those individuals responsible for obtaining the information, it is the signer's belief that the submitted information is true, accurate, and complete.

134.     DATE - Enter the date that the document was signed.

135. NAME OF DOCUMENT PREPARER - Type or print the full name of the person who prepared the Business Plan information.

136. NAME OF SIGNER - Type or print the full name of the person signing this document.

137.     TITLE OF SIGNER - Enter the title of the person signing this document.

                NON-WASTE HAZARDOUS MATERIALS INVENTORY STATEMENT

DATE: 2/18/2002    For use by Unidocs Member Agencies or where approved by your
                               Local Jurisdiction

---------------------------------------------------------------------------------------------------------------------------
BUSINESS NAME: KINETICS FLUID SYSTEMS                   TYPE OF REPORT ON THIS PAGE:        PAGE___________OF____________
(SAME AS FACILITY NAME OR DBA)                          [ ] Add; [ ] Delete; [X] Revise     (One page per building or area)
---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CHEMICAL LOCATION: GAS PAD                EPCRA CONFIDENTIAL LOCATION?  [ ] Yes; [X] No    FACILITY ID #       4 3-0 1 1-9 5 0 2 6 0
(BUILDING/STORAGE AREA)                   TRADE SECRET INFORMATION?     [ ] Yes; [X] No    (Agency Use Only)
------------------------------------------------------------------------------------------------------------------------------------

  1.      2.              3.                              4.                     5.                          6.
       MAP AND                                 HAZARDOUS COMPONENTS             TYPE                     QUANTITIES
       GRID OR                                  (FOR MIXTURES ONLY)             AND
 HAZ.  LOCATION                           CHEMICAL      %                     PHYSICAL          MAX         AVERAGE    LARGEST
CLASS    CODE         COMMON NAME           NAME        WT.  EHS    CAS NO      STATE          DAILY         DAILY      CONT.
-----  --------  --------------------  --------------  ----  ---  ---------  -----------  ----------------  -------  -----------
  3              Acetone                                     [ ]             [X] pure            10            5          5
                                       ------------------------------------  [ ] mixture
                                                             [ ]
                                       ------------------------------------
                                                             [ ]
                                       -----------------------------------------------------------------------------------------
                                                             [ ]             [ ] solid         Curies:      Days On    Storage
                                       ------------------------------------  [X] liquid   (if radioactive)   Site:   Container:*
                 CAS No.:     [ ] EHS                        [ ]             [ ] gas                          365         F
                 67-64-1
--------------------------------------------------------------------------------------------------------------------------------
  2              Argon (liquid)                              [ ]             [ ] pure           3100         2500       3100
                                       ------------------------------------  [ ] mixture
                                                             [ ]
                                       ------------------------------------
                                                             [ ]
                                       -----------------------------------------------------------------------------------------
                                                             [ ]             [ ] solid         Curies:      Days On    Storage
                                       ------------------------------------  [ ] liquid   (if radioactive)   Site:   Container:*
                 CAS No.:     [ ] EHS                        [ ]             [X] gas                          365         A
                 7440-37-1
--------------------------------------------------------------------------------------------------------------------------------
  2              Argon /Helium/Carbon  Argon            50   [ ]  7440-37-1  [X] pure            330          220        110
                 Dioxide               ------------------------------------  [ ] mixture
                                       Helium           25   [ ]  7440-59-7
                                       -----------------------------------------------------------------------------------------
                                       Carbon Dioxide   25   [ ]   124-38-9  [ ] solid         Curies:      Days On    Storage
                                       ------------------------------------  [ ] liquid   (if radioactive)   Site:   Container:*
                                                             [ ]             [X] gas                         365         L
                 ----------------------------------------------------------
                 CAS No.:     [ ] EHS                        [ ]
                 7440-37-1
--------------------------------------------------------------------------------------------------------------------------------
  2              Helium                                      [ ]             [X] pure           5227         3645       291
                                       ------------------------------------  [ ] mixture
                                                             [ ]
                                       -----------------------------------------------------------------------------------------
                                                             [ ]             [ ] solid         Curies:      Days On    Storage
                                       ------------------------------------  [ ] liquid   (if radioactive)   Site:   Container:*
                                                             [ ]             [X] gas                          365
                 ----------------------------------------------------------
                 CAS No.:     [ ] EHS                        [ ]
                 7440-59-7
--------------------------------------------------------------------------------------------------------------------------------
  2              Helium/Nitrogen       Helium                [ ]  7740-59-7  [ ] pure            627          209        209
                                       ------------------------------------  [X] mixture
                                       Nitrogen              [ ]  7727-37-9
                                       -----------------------------------------------------------------------------------------
                                                             [ ]             [ ] solid         Curies:      Days On    Storage
                                       ------------------------------------  [ ] liquid   (if radioactive)   Site:   Container:*
                                                             [ ]             [X] gas                          365         L
                 ----------------------------------------------------------
                 CAS No.:     [ ] EHS                        [ ]
--------------------------------------------------------------------------------------------------------------------------------
  2              Hydrogen                                    [ ]             [X] pure           4371         3850        261
                                       ------------------------------------  [ ] mixture
                                                             [ ]
                                       -----------------------------------------------------------------------------------------
                                                             [ ]             [ ] solid         Curies:      Days On    Storage
                                       ------------------------------------  [ ] liquid   (if radioactive)   Site:   Container:*
                                                             [ ]             [X] gas                          365         L
                 ----------------------------------------------------------
                 CAS No.:     [ ] EHS                        [ ]
                 1333-74-0

  1.      2.              3.                7.                  8.                                  9.
       MAP AND                                             STORAGE CODES
       GRID OR
 HAZ.  LOCATION                                        STORAGE       STORAGE           HAZARD
CLASS    CODE         COMMON NAME         UNITS        PRESSURE       TEMP.           CATEGORIES
-----  --------  --------------------  ------------  -----------  -------------  ---------------------
  3              Acetone               [X] gallons   [X] ambient  [X] ambient    [X] fire
                                       [ ] pounds    [ ] > amb.   [ ] >amb.      [ ] reactive
                                       [ ] cu. feet  [ ] < amb.   [ ] < amb.     [ ] pressure release
                                       [ ] tons                   [ ] cryogenic  [ ] acute health
                                                                                 [X] chronic health
                                                                                 [ ] Radioactive


                 CAS No.:     [ ] EHS
                 67-64-1
------------------------------------------------------------------------------------------------------
  2              Argon (liquid)        [X] gallons   [ ] ambient  [ ] ambient    [ ] fire
                                       [ ] pounds    [X] > amb.   [ ] >amb.      [ ] reactive
                                       [ ] cu. feet  [ ] < amb.   [ ] < amb.     [X] pressure  release
                                       [ ] tons                   [X] cryogenic  [ ] acute health
                                                                                 [ ] chronic health
                                                                                 [ ] Radioactive


                 CAS No.:     [ ] EHS
                 7440-37-1
------------------------------------------------------------------------------------------------------
  2              Argon /Helium/Carbon  [ ] gallons   [ ] ambient  [X] ambient    [ ] fire
                 Dioxide               [ ] pounds    [X] > amb.   [ ] >amb.      [ ] reactive
                                       [X] cu. feet  [ ] < amb.   [ ] < amb.     [X] pressure release
                                       [ ] tons                   [ ] cryogenic  [ ] acute health
                                                                                 [ ] chronic health
                                                                                 [ ] Radioactive

                 ----------------------
                 CAS No.:     [ ] EHS
                 7440-37-1
------------------------------------------------------------------------------------------------------
  2              Helium                [ ] gallons   [ ] ambient  [X] ambient    [ ] fire
                                       [ ] pounds    [X] > amb.   [ ] >amb.      [ ] reactive
                                       [X] cu. feet  [ ] < amb.   [ ] < amb.     [X] pressure release
                                       [ ] tons                   [ ] cryogenic  [ ] acute health
                                                                                 [ ] chronic health
                                                                                 [ ] Radioactive

                 ----------------------
                 CAS No.:     [ ] EHS
                 7440-59-7
------------------------------------------------------------------------------------------------------
  2              Helium/Nitrogen       [ ] gallons   [ ] ambient  [X] ambient    [ ] fire
                                       [ ] pounds    [X] > amb.   [ ] >amb.      [ ] reactive
                                       [X] cu. feet  [ ] < amb.   [ ] < amb.     [X] pressure  release
                                       [ ] tons                   [ ] cryogenic  [ ] acute health
                                                                                 [ ] chronic health
                                                                                 [ ] Radioactive

                 ----------------------
                 CAS No.:     [ ] EHS
------------------------------------------------------------------------------------------------------
  2              Hydrogen              [ ] gallons   [ ] ambient  [X] ambient    [X] fire
                                       [ ] pounds    [X] > amb.   [ ] >amb.      [ ] reactive
                                       [X] cu. feet  [ ] < amb.   [ ] < amb.     [X] pressure  release
                                       [ ] tons                   [ ] cryogenic  [ ] acute health
                                                                                 [ ] chronic health
                                                                                 [ ] Radioactive

                 ----------------------------------------------------------
                 CAS No.:     [ ] EHS                        [ ]
                 1333-74-0             ------------------------------------

* Code     Storage Type     Code       Storage Type       Code Storage Type Code Storage Type Code Storage Type   Code Storage Type
------ -------------------- ---- ------------------------ ---- ------------ ---- ------------ ---- -------------- ---- ------------
    A  Aboveground Tank      D   Steel Drum                G   Carboy        J   Bag           M   Glass Bottle    P   Tank Wagon
                                                                                                   or Jug
    B  Belowground Tank      E   Plastic/Non-metalic Drum  B   Silo          K   Box           N   Plastic Bottle  Q   Rail Car
                                                                                                   or Jug
    C  Tank Inside Braiding  F   Can                       I   Fiber Drum    L   Cylinder      O   Tote Bin        R   Other

                                                    If EPCRA, sign below:

                                                    ____________________________

         NON-WASTE HAZARDOUS MATERIALS INVENTORY STATEMENT INSTRUCTIONS (MODIFIED UPCF HAZARDOUS MATERIALS INVENTORY - CHEMICAL DESCRIPTION PAGE)

All non-waste hazardous materials stored at the facility must be listed on the Non-Waste Hazardous Materials Inventory Statement [or the Unified Program Consolidated Form (UPCF) Hazardous Materials Inventory - Chemical Description form (available on the Internet at www.unidocs.org)]. This form allows you to report up to six chemicals on a single page. Do not list hazardous wastes on this form.

You must complete a separate inventory line for each individual hazardous material that you handle at your facility in an aggregate quantity subject to Hazardous Materials Business Plan reporting requirements (please refer to the Hazardous Materials Business Plan Information Sheet). The completed inventory must reflect all hazardous materials at your facility, reported separately for each building or outside storage area, with separate inventory lines for unique occurrences of physical state, storage temperature, or storage pressure. Trade secret materials must be listed on separate pages. Where the aggregate quantities of some hazardous materials are below the Business Plan threshold reporting quantity, report the general hazard class of the materials (e.g. "Misc. Flammable Liquids"), rather than the Common Name, and the aggregate quantity of all hazardous materials having this hazard class which individually are below the threshold reporting quantity. Make additional copies of this form if needed. Your local agency may be capable of accepting electronic reporting of this information. Contact your local agency for details.

1. DATE-In the space at the top left side of the form, enter the date this inventory statement page was prepared.

2.       BUSINESS NAME - Enter the complete Facility Name.

3. TYPE OF REPORT ON THIS PAGE - Indicate whether the material is being added to the inventory, deleted from the inventory, or if the information previously submitted is being revised. (Note: You may leave this blank if you resubmit your entire inventory annually.)

4.       PAGE NUMBER - Number each page of the inventory appropriately.

5. CHEMICAL LOCATION - Enter the name of the building or outside area where the hazardous materials reported on this page are handled. A chemical stored at the same pressure and temperature in multiple locations in one building or area can be reported on a single line.

6. EPCRA CONFIDENTIAL LOCATION - You must check "Yes" to keep chemical location information confidential. If you do not wish to keep chemical location information confidential check "No." If "Yes," a signature is required on the line provided at the bottom of the form.

7.       TRADE SECRET INFORMATION- Check "Yes" if the information in this section is declared a trade secret, "No" if it is not. If "Yes," and the business is subject to EPCRA, disclosure of designated Trade Secret information is bound by 40 CFR and the business must submit a "Substantiation to Accompany Claims of Trade Secrecy" form to the United States Environmental Protection Agency.

8. FACILITY ID NUMBER - This number is for agency use only. Leave this space blank.

9. HAZARD CLASS - In Column 1 of the inventory table, provide the primary U.S. Department of Transportation (DOT) numerical hazard class for the material being reported on each line.

10. MAP & GRID OR LOCATION CODE - In Column 2, enter the page number of the Storage Map where the location of the hazardous material is shown, along with the grid coordinates from your Storage Map that correspond to the location of the hazardous material. If applicable, multiple grid coordinates can be listed. If you do not use a grid system, enter the Location Code shown on your Storage Map.

11. COMMON NAME, CAS NUMBER, & EHS - In Column 3, enter the following information:

         - COMMON NAME - The Common Name or Trade Name of the hazardous material or mixture (e.g. Gasoline, Acme Super Solvent).

         - EHS - If the material is considered an Extremely Hazardous Substance as defined in 40 CFR, Part 355, Appendix A, check the EHS box.

         - CAS NUMBER - Enter the Chemical Abstract Service (CAS) number for the hazardous material. For mixtures, enter the CAS number of the mixture if it has been assigned a number distinct from its components. If the mixture has no CAS number, leave this column blank and report the CAS numbers of the individual hazardous components in the appropriate section, below.

12. HAZARDOUS COMPONENTS - (Note: If the material is not a mixture, skip Column 4 and go directly to Column 5.) In column 4, enter the following information regarding Hazardous Components that make up the material listed in Column 3:

         - CHEMICAL NAME - If the Chemical Name is the same as the Common or Trade Name shown in Column 3, you may leave this space blank. If the material is a mixture, list the chemical name of each hazardous component in the mixture ranked by percent weight (refer to the MSDS or manufacturer). All hazardous components present at greater than 1% by weight if non-carcinogenic, or 0.1% by weight if carcinogenic, must be reported. If more than five hazardous components exceed these percentages, you may attach an additional sheet of paper to report the required information.

         - % BY WEIGHT - Enter the percentage weight of each hazardous component. If a range of percentages is available, report the highest percentage in that range.

         - EHS - Check the box provided if the component of the mixture is considered an Extremely Hazardous Substance.

         - CAS NUMBER - List the Chemical Abstract Service (CAS) number for each hazardous component.

13. TYPE & PHYSICAL STATE - In column 5, identify the material type and physical state by checking the "pure" or "mixture box and the "solid", "liquid", or "gas" box.

14.      QUANTITIES - In the appropriate spaces within column 6, list:

         - MAXIMUM DAILY AMOUNT* - Enter the maximum amount of the hazardous material or mixture handled in this building or outside area at any one time over the course of the year. This amount must contain, at a minimum, last year's reported inventory with the reflection of additions, deletions, or revisions projected for the current year.

         - AVERAGE DAILY AMOUNT* - Calculate the average daily amount of the hazardous material or mixture in this building or outside area. If this is a material that is new to this location, the amount should be the average daily amount you project to be on hand during the course of the year.

         - LARGEST CONTAINER* - Enter the volume of the largest container in which the material is handled at the location:

         - CURIES - If the material is radioactive, use the space provided to report the activity in curies.

         - DAYS ON SITE - Enter the total number of days (e.g. 365) during the year that the material is on site,

         - STORAGE CONTAINER - Using the container codes listed at the bottom of the inventory statement, list every type of container in which the material is stored/handled.

         * Except for Curies, units of measure must be the same as that indicated in Column 7,

15. UNITS - In column 7, check the appropriate unit of measure: gallons for liquids, pounds or tons for solids, and cubic feet for gases. If the material is a federally defined EHS and is not a mixture, all amounts must be reported in pounds.

16.      STORAGE CODES - In the appropriate spaces within Column 8, list:

         - STORAGE PRESSURE - Check the box that best describes the pressure at which the material is stored: ambient (standard), > amb. (greater than ambient), < amb. (less than ambient), or cryogenic.

         - STORAGE TEMPERATURE - Check the box that best describes the temperature at which the material is stored.

17. HAZARD CATEGORIES - In column 9, check the box(es) to describe all physical, health, and radioactivity hazards associated with the hazardous material.

                      PHYSICAL HAZARDS                                                  HEALTH HAZARDS
                      ----------------                                                  --------------
FIRE: Flammable Liquids and Solids, Combustible Liquids,          ACUTE HEALTH (IMMEDIATE): Toxics, Highly Toxics, Irritants,
Pyrophorics, Oxidizers                                            Sensitizers, Corrosives, other hazardous chemicals with an adverse effect with short-term exposure
REACTIVE: Unstable Reactives, Organic Peroxides,
         Water Rsactives, Radioactives

PRESSURE RELEASE: Explosives, Compressed Gases, Blasting Agents    CHRONIC HEALTH (DELAYED): Carcinogens, other chemicals with an adverse effect with long-term exposure

UN-020-8/17                      www.unidocs.org                   REV. 01/16/02

                       HAZARDOUS WASTE INVENTORY STATEMENT
For use by Unidocs Member Agencies or where approved by your Local Jurisdiction

DATE: 2/18/2002

BUSINESS NAME: KINETICS FLUID SYSTEMS
(SAME AS FACILITY NAME OR DBA)

CHEMICAL LOCATION:            EPCRA CONFIDENTIAL LOCATION? [ ] YES; [X] NO     FACILITY ID #
(BUILDING/STORAGE AREA)       TRADE SECRET INFORMATION?    [ ] YES; [X] NO     (Agency Use only)

TYPE OF REPORT ON THIS PAGE:      PAGE_____OF__________
[ ] Add; [ ] Delete; [X] Revise   (ONE PAGE PER BUILDING OR AREA)

 4    3    -    0    1    1   -    9    5    0    2    6    0

  1.       2.            3.                         4.                   5.                        6.
        MAP AND                            HAZARDOUS COMPONENTS        TYPE                     QUANTITIES
        GRID OR                                                         AND
 HAZ.  LOCATION                        CHEMICAL   %                   PHYSICAL          MAX.        AVERAG     LARGEST
CLASS    CODE     WASTE STREAM NAME      NAME    WT.  EHS  CAS NO.     STATE           DAILY        DAILY       CONT.
------------------------------------------------------------------------------------------------------------------------
                                                      [ ]           [X] waste
                                       ---------------------------
                                                      [ ]
                 -------------------------------------------------------------------------------------------------------
                 MANAGEMENT METHOD:                   [ ]           [ ] solid    CURIES:           DAYS ON   STORAGE
                 [ ] Shipped Off-site  ---------------------------  [ ] liquid   (If radioactive)  SITE:     CONTAINER:*
                 [ ] Recycled On-site                 [ ]           [ ] gas
                 [ ] Treated On-site   ---------------------------
                                                      [ ]
                                       ---------------------------
                                                      [ ]
========================================================================================================================
                                                      [ ]           [X] waste
                                       ---------------------------
                                                      [ ]
                 -------------------------------------------------------------------------------------------------------
                 MANAGEMENT METHOD:                   [ ]           [ ] solid    CURIES:           DAYS ON   STORAGE
                 [ ] Shipped Off-site  ---------------------------  [ ] liquid   (If radioactive)  SITE:     CONTAINER:*
                 [ ] Recycled On-site                 [ ]           [ ] gas
                 [ ] Treated On-site   ---------------------------
                                                      [ ]
                                       ---------------------------
                                                      [ ]
========================================================================================================================
                                                      [ ]           [X] waste
                                       ---------------------------
                                                      [ ]
                 -------------------------------------------------------------------------------------------------------
                 MANAGEMENT METHOD:                   [ ]           [ ] solid    CURIES:           DAYS ON   STORAGE
                 [ ] Shipped Off-site  ---------------------------  [ ] liquid   (If radioactive)  SITE:     CONTAINER:*
                 [ ] Recycled On-site                 [ ]           [ ] gas
                 [ ] Treated On-site   ---------------------------
                                                      [ ]
                                       ---------------------------
                                                      [ ]
========================================================================================================================
                                                      [ ]           [X] waste
                                       ---------------------------
                                                      [ ]
                 -------------------------------------------------------------------------------------------------------
                 MANAGEMENT METHOD:                   [ ]           [ ] solid    CURIES:           DAYS ON   STORAGE
                 [ ] Shipped Off-site  ---------------------------  [ ] liquid   (If radioactive)  SITE:     CONTAINER:*
                 [ ] Recycled On-site                 [ ]           [ ] gas
                 [ ] Treated On-site   ---------------------------
                                                      [ ]
                                       ---------------------------
                                                      [ ]
========================================================================================================================
                                                      [ ]           [X] waste
                                       ---------------------------
                                                      [ ]
                 -------------------------------------------------------------------------------------------------------
                 MANAGEMENT METHOD:                   [ ]           [ ] solid    CURIES:           DAYS ON   STORAGE
                 [ ] Shipped Off-site  ---------------------------  [ ] liquid   (If radioactive)  SITE:     CONTAINER:*
                 [ ] Recycled On-site                 [ ]           [ ] gas
                 [ ] Treated On-site   ---------------------------
                                                      [ ]
                                       ---------------------------
                                                      [ ]
========================================================================================================================
                                                      [ ]           [X] waste
                                       ---------------------------
                                                      [ ]
                 -------------------------------------------------------------------------------------------------------
                 MANAGEMENT METHOD:                   [ ]           [ ] solid    CURIES:           DAYS ON   STORAGE
                 [ ] Shipped Off-site  ---------------------------  [ ] liquid   (If radioactive)  SITE:     CONTAINER:*
                 [ ] Recycled On-site                 [ ]           [ ] gas
                 [ ] Treated On-site   ---------------------------
                                                      [ ]
                                       ---------------------------
                                                      [ ]
========================================================================================================================

  1.       2.            3.                 7.           8.                     9.                      10.
        MAP AND                                                           STORAGE CODES
        GRID OR                           ANNUAL
 HAZ.  LOCATION                            WASTE                      STORAGE       STORAGE            HAZARD
CLASS    CODE     WASTE STREAM NAME       AMOUNT        UNITS        PRESSURE        TEMP.           CATEGORIES
--------------------------------------------------------------------------------------------------------------------
                                                     [ ] gallons    [ ] ambient  [ ] ambient    [ ] fire
                                                     [ ] pounds     [ ] > amb.   [ ] > amb.     [ ] reactive
                                                     [ ] cu. feet   [ ] < amb.   [ ] < amb.     [ ] pressure release
                 ----------------------------------  [ ] tons                    [ ] cryogenic  [ ] acute health
                 MANAGEMENT METHOD:    STATE                                                    [ ] chronic health
                 [ ] Shipped Off-site  WASTES CODE                                              [ ] radioactive
                 [ ] Recycled On-site
                 [ ] Treated On-site



====================================================================================================================
                                                     [ ] gallons    [ ] ambient  [ ] ambient    [ ] fire
                                                     [ ] pounds     [ ] > amb.   [ ] > amb.     [ ] reactive
                                                     [ ] cu. feet   [ ] < amb.   [ ] < amb.     [ ] pressure release
                 ----------------------------------  [ ] tons                    [ ] cryogenic  [ ] acute health
                 MANAGEMENT METHOD:    STATE                                                    [ ] chronic health
                 [ ] Shipped Off-site  WASTES CODE                                              [ ] radioactive
                 [ ] Recycled On-site
                 [ ] Treated On-site



====================================================================================================================
                                                     [ ] gallons    [ ] ambient  [ ] ambient    [ ] fire
                                                     [ ] pounds     [ ] > amb.   [ ] > amb.     [ ] reactive
                                                     [ ] cu. feet   [ ] < amb.   [ ] < amb.     [ ] pressure release
                 ----------------------------------  [ ] tons                    [ ] cryogenic  [ ] acute health
                 MANAGEMENT METHOD:    STATE                                                    [ ] chronic health
                 [ ] Shipped Off-site  WASTES CODE                                              [ ] radioactive
                 [ ] Recycled On-site
                 [ ] Treated On-site



====================================================================================================================
                                                     [ ] gallons    [ ] ambient  [ ] ambient    [ ] fire
                                                     [ ] pounds     [ ] > amb.   [ ] > amb.     [ ] reactive
                                                     [ ] cu. feet   [ ] < amb.   [ ] < amb.     [ ] pressure release
                 ----------------------------------  [ ] tons                    [ ] cryogenic  [ ] acute health
                 MANAGEMENT METHOD:    STATE                                                    [ ] chronic health
                 [ ] Shipped Off-site  WASTES CODE                                              [ ] radioactive
                 [ ] Recycled On-site
                 [ ] Treated On-site



====================================================================================================================
                                                     [ ] gallons    [ ] ambient  [ ] ambient    [ ] fire
                                                     [ ] pounds     [ ] > amb.   [ ] > amb.     [ ] reactive
                                                     [ ] cu. feet   [ ] < amb.   [ ] < amb.     [ ] pressure release
                 ----------------------------------  [ ] tons                    [ ] cryogenic  [ ] acute health
                 MANAGEMENT METHOD:    STATE                                                    [ ] chronic health
                 [ ] Shipped Off-site  WASTES CODE                                              [ ] radioactive
                 [ ] Recycled On-site
                 [ ] Treated On-site



====================================================================================================================
                                                     [ ] gallons    [ ] ambient  [ ] ambient    [ ] fire
                                                     [ ] pounds     [ ] > amb.   [ ] > amb.     [ ] reactive
                                                     [ ] cu. feet   [ ] < amb.   [ ] < amb.     [ ] pressure release
                 ----------------------------------  [ ] tons                    [ ] cryogenic  [ ] acute health
                 MANAGEMENT METHOD:    STATE                                                    [ ] chronic health
                 [ ] Shipped Off-site  WASTES CODE                                              [ ] radioactive
                 [ ] Recycled On-site
                 [ ] Treated On-site



====================================================================================================================

*     CODE    STORAGE TYPE        CODE        STORAGE TYPE        CODE  STORAGE TYPE    CODE  STORAGE TYPE
      ----  --------------------  ----  ------------------------  ----  -------------   ----  ------------
      A     Aboveground Tank      D     Steel Drum                G     Carboy          J     Bag
      B     BelowgroundTank       E     Plastic/Nonmetallic Drum  H     Silo            K     Box
      C     Tank Inside Building  F     Can                       I     Fiber Drum      L     Cylinder

*     CODE       STORAGE TYPE      CODE  STORAGE TYPE
      ----  ---------------------  ----  ------------
      M     Glass Bottle or Jug    P     Tank Wagon     IF EPCRA, SIGN BELOW:
      N     Plastic Bottle or Jug  Q     Rail Car
      O     Tote Bin               R     Other          ________________________

UN-020-9/17                     WWW.UNIDOCS.ORG                     REV.01/16/02

                HAZARDOUS WASTE INVENTORY STATEMENT INSTRUCTIONS
   (MODIFIED UPCF HAZARDOUS MATERIALS INVENTORY - CHEMICAL DESCRIPTION PAGE)

All hazardous wastes handled at the facility must be listed on the Hazardous Waste Inventory Statement [or the Unified Program Consolidated Form (UPCF) Hazardous Materials Inventory - Chemical Description form (available on the Internet at www.unidocs.org)]. This form allows you to report up to six wastes on a single page. Do not list non-waste hazardous materials on this form.

You must complete a separate inventory line for each individual hazardous waste that you handle at your facility in an aggregate quantity subject to Hazardous Materials Business Plan reporting requirements (please refer to the Hazardous Materials Business Plan Information Sheet). The completed inventory must reflect all hazardous wastes at your facility, reported separately for each building or outside storage area, with separate inventory lines for unique occurrences of physical state, storage temperature, or storage pressure. Trade secret wastes must be listed on separate pages. Make additional copies of this form if needed. Your local agency may be capable of accepting electronic reporting of this information. Contact your local agency for details.

1. DATE - In the space at the top left side of the form, enter the date this inventory statement page was prepared.

2.       BUSINESS NAME - Enter the complete Facility Name.

3. TYPE OF REPORT ON THIS PAGE - Indicate whether the waste is being added to the inventory, deleted from the inventory, or if the information previously submitted is being revised. (Note: You may leave this blank if you resubmit your entire inventory annually.)

4.       PAGE NUMBER - Number each page of the inventory appropriately.

5. CHEMICAL LOCATION - Enter the name of the building or outside area where the hazardous wastes reported on this page are handled. A waste stored at the same pressure and temperature in multiple locations in one building or area can be reported on a single line.

6. EPCRA CONFIDENTIAL LOCATION - You must check "Yes" to keep chemical location information confidential. If you do not wish to keep chemical location information confidential check "No." If "Yes," a signature is required on the line provided at the bottom of the form.

7.       TRADE SECRET INFORMATION- Check "Yes" if the information in this section is declared a trade secret, "No" if it is not. If "Yes," and the business is subject to EPCRA, disclosure of designated Trade Secret information is bound by 40 CFR and the business must submit a "Substantiation to Accompany Claims of Trade Secrecy" form to the United States Environmental Protection Agency.

8. FACILITY ID NUMBER - This number is for agency use only. Leave this space blank.

9. HAZARD CLASS - In Column 1 of the inventory table, provide the primary U.S. Department of Transportation (DOT) numerical hazard class for the waste being reported on each line.

10. MAP & GRID OR LOCATION CODE - In Column 2, enter the page number of the Storage Map where the location of the hazardous waste is shown, along with the grid coordinates from your Storage Map that correspond to the location of the hazardous waste. If applicable, multiple grid coordinates can be listed. If you do not use a grid system, enter the Location Code shown on your Storage Map.

11. WASTE STREAM NAME & MANAGEMENT METHOD - In Column 3, enter the following information:

         - WASTE STREAM NAME - The Common Name of the hazardous waste (e.g. Used Oil, Spent Solvent).

         - MANAGEMENT METHOD - Check the appropriate box(es) to indicate how you manage the waste.

12. HAZARDOUS COMPONENTS - In column 4, enter the following information regarding Hazardous Components that make up the waste listed in Column 3:

         - CHEMICAL NAME - List the chemical name of each hazardous component in the mixture ranked by percent weight. All hazardous components present at greater than 1% by weight if non-carcinogenic, or 0.1% by weight if carcinogenic, must be reported. If more than five hazardous components exceed these percentages, you may attach an additional sheet of paper to report the required information.

         - % BY WEIGHT - Enter the percentage weight of each hazardous component. If a range of percentages is available, report the highest percentage in that range.

         - EHS - Check the box provided if the component of the mixture is considered an Extremely Hazardous Substance as defined in 40 CFR, Part 355, Appendix A.

         - CAS NUMBER - List the Chemical Abstract Service (CAS) number for each hazardous component.

13. TYPE & PHYSICAL STATE - In column 5, identify the physical state by checking the "solid", "liquid", or "gas" box.

14.      QUANTITIES - In the appropriate spaces within column 6, list:

         - MAXIMUM DAILY AMOUNT* - Enter the maximum amount of the hazardous waste handled in this building or outside area at any one time over the course of the year. This amount must contain, at a minimum, last year's reported inventory with the reflection of additions, deletions, or revisions projected for the current year.

         - AVERAGE DAILY AMOUNT* - Calculate the average daily amount of the hazardous waste or mixture in this building or outside area. If this is a waste that is new to this location, the amount should be the average daily amount you project to be on hand during the course of the year.

         - LARGEST CONTAINER* - Enter the volume of the largest container in which the waste is handled at me location.

         - CURIES - If the waste is radioactive, use the space provided to report the activity in curies.

         - DAYS ON SITE - Enter the total number of days (e.g. 365) during the year that the waste is on site. (Note: This does not refer to the accumulation time limit for individual waste containers.)

         - STORAGE CONTAINER - Using the container codes listed at the bottom of the inventory statement, list every type of container in which the waste is stored/handled.

         * Except for Curies, units of measure must be the same as that indicated in Column 8.

15. ANNUAL WASTE AMOUNT - Enter the total quantity of this waste generated annually. Use the same unit of measure as that indicated in Column 8.

16. UNITS - In column 8, check the appropriate unit of measure: gallons for liquids, pounds or tons for solids, and cubic feet for gases. If the waste is a federally defined EHS and is not a mixture, all amounts must be reported in pounds.

17.      STORAGE CODES - In the appropriate spaces within Column 9, list:

         - STORAGE PRESSURE - Check the box that best describes the pressure at which the waste is stored: ambient (standard), > amb. (greater than ambient), < amb. (less than ambient), or cryogenic,

         - STORAGE TEMPERATURE - Check the box that best describes the temperature at which the waste is stored.

18. HAZARD CATEGORIES - In column 10, check the box(es) to describe all physical, health, and radioactivity hazards associated with the hazardous waste.

                      PHYSICAL HAZARDS                                                  HEALTH HAZARDS
FIRE: Flammable Liquids and Solids, Combustible Liquids,          ACUTE HEALTH (IMMEDIATE): Toxics, Highly Toxics, Irritants,
      Pyrophorics, Oxidizers                                      Sensitizers, Corrosives, other hazardous chemicals with an adverse effect with short-term exposure
REACTIVE: Unstable Reactives, Organic Peroxides,
          Water Reactives, Radioactives

PRESSURE RELEASE: Explosives, Compressed Gases, Blasting Agents   CHRONIC HEALTH (DELAYED): Carcinogens, other chemicals with an adverse effect with long-term exposure

UN-020-10/17                    www.unidocs.org                     REV.01/16/02

                         FACILITY SITE PLAN/STORAGE MAP
                   (HAZARDOUS MATERIALS BUSINESS PLAN MODULE)

Site Address: __________________________________________________________________

Date Map Drawn:______/______/______.   Map Scale: __________  Page _____of _____

     A   B   C   D   E   F   G   H   I   J   K   L   M   N   O   P   Q   R   S   T   U   V   W   X   Y   Z
------------------------------------------------------------------------------------------------------------
1
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2
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3
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4
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5
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6
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7
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8
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9
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10
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11
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12
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13
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14
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15
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25
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26
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27
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

INSTRUCTIONS ARE PRINTED ON THE FOLLOWING PAGE.

UN-020-11/17                     www.unidocs.org                     REV.1/16/02

                 FACILITY SITE PLAN AND STORAGE MAP INSTRUCTIONS
                   (HAZARDOUS MATERIALS BUSINESS PLAN MODULE)

A Site Plan (public document) and Storage Map (confidential document) must be included with your HMBP. For relatively small facilities, these documents may be combined into one drawing. However, if combined, the combined Site Plan/Storage Map will become a public document. If you are concerned about displaying the storage locations of hazardous materials to the public, you must provide a separate facility Storage Map. Since these drawings are intended for use in emergency response situations, larger facilities (generally those with complex and/or multiple buildings) should provide an overall site plan and a separate storage map for each building/storage area. A blank Facility Site Plan/Storage Map sheet has been provided on the previous page. You may complete that page or attach any other drawing(s) that contain(s) the information required below:

1. SITE PLAN (PUBLIC DOCUMENT): This drawing shall contain, at a minimum, the following information:

         a.       An indication of North Direction;

         b.       Approximate scale (e.g. "1 inch - 10 feet".);

         c.       Date the map was drawn;

         d.       All streets bordering the facility;

         e.       Locations of all buildings and other structures;

         f.       Parking lots and internal roads;

         g.       Hazardous materials loading/unloading areas;

         h.       Outside hazardous materials storage or use areas;

         i.       Storm drain and sanitary sewer drain inlets;

         j.       Wells for monitoring of underground tank systems;

         k. Primary and alternate evacuation routes, emergency exits, and primary and alternate staging areas.

2. STORAGE MAP (CONFIDENTIAL): The map(s) shall contain, at a minimum, the following information:

         a. General purpose of each section/area within each building (e.g. "Office Area ", "Manufacturing Area ", etc.);

         b. Location of each hazardous material/waste storage, dispensing, use, or handling area (e.g. individual underground tanks, aboveground tanks, storage rooms, paint booths, etc.). Each area shall be identifiable by a Grid Number, to be used in item 204 on the Hazardous Materials Inventory - Chemical Description pages of the Business Plan.

         c. For tanks, the capacity limit in gallons and common name of the hazardous material contained in each tank.

         d. Entrances to and exits from each building and hazardous material/waste room/area;

         e. Location of each utility emergency shut-off point (i. e. gas, water, electric.);

         f. Location of each monitoring system control panel (e.g. underground tank monitoring, toxic gas monitoring, etc.).

UN-020-12/17                     WWW.UNIDOCS.ORG                    REV.01/16/02

                       EMERGENCY RESPONSE/CONTINGENCY PLAN
                   (HAZARDOUS MATERIALS BUSINESS PLAN MODULE)

                Authority Cited: HSC, Section 25504(b); Title 22,    Page __of__
                          Div. 4.5, Ch. 12, Art, 3 CCR

All facilities that handle hazardous materials in specified quantities must have a written emergency response plan. In addition, facilities that generate 1,000 kilograms or more of hazardous waste per month, or accumulate more than 6,000 kilograms of hazardous waste on-site at any one time, must prepare a contingency plan. Because the requirements are similar, they have been combined in a single document, provided below, for your convenience. This plan is a required module of the Hazardous Materials Business Plan (HMBP). IF YOU ALREADY HAVE A PLAN THAT MEETS THESE REQUIREMENTS, YOU SHOULD NOT COMPLETE THE BLANK PLAN, BELOW, BUT YOU MUST INCLUDE A COPY OF YOUR EXISTING PLAN AS PART OF YOUR HMBP.

This site-specific Emergency Response/Contingency Plan is the facility's plan for dealing with emergencies and shall be implemented immediately whenever there is a fire, explosion, or release of hazardous materials that could threaten human health and/or the environment. AT LEAST ONE COPY OF THE PLAN SHALL BE MAINTAINED AT THE FACILITY FOR USE IN THE EVENT OF AN EMERGENCY AND FOR INSPECTION BY THE LOCAL AGENCY. Within Santa Clara County, hospitals and police agencies have delegated receipt of these plans to the local agencies administering Hazardous Materials Business Plans, so additional copies need not be submitted. However, a copy of the plan and any revisions must be provided to any contractor, hospital, or agency with whom special (i.e. contractual) emergency services arrangements have been made (see section 3, below),

l.       EVACUATION PLAN:

         a. The following alarm signal(s) will be used to begin evacuation of the facility (check all that apply):

         [ ] Bells; [ ] Horns/Sirens; [X] Verbal (i.e. shouting); [X] Other (specify) PAGING SYSTEM USING TELEPHONE SYSTEM

         b. [X] Evacuation map is prominently displayed throughout the facility.

  Note: A properly completed HMBP Site Plan satisfies contingency plan map requirements. This drawing (or any other drawing that shows primary and alternate evacuation routes, emergency exits, and primary and alternate staging areas) must be prominently posted throughout the facility in locations where it will be visible to employees and visitors.

2.       a.       Emergency Contacts*:

FIRE/POLICE/AMBULANCE     ..........................................................       Phone No. 911
STATE OFFICE OF EMERGENCY SERVICES      ............................................       Phone No. (800) 852-7550

         b.       POST-INCIDENT CONTACTS*

FIRE DEPARTMENT HAZARDOUS MATERIALS PROGRAM   .....................................        Phone NO.: (408) 586-2800
SANTA CLARA COUNTY HAZARDOUS MATERIALS COMPLIANCE DIVISION    .....................        Phone No. (408) 918-3400
CALIFORNIA EPA DEPARTMENT OF TOXIC SUBSTANCES CONTROL    ..........................        Phone No. (510) 540-3739
CAL-OSHA DIVISION OF OCCUPATIONAL SAFETY AND HEALTH    ............................        Phone No. (408) 452-7288
AIR QUALITY MANAGEMENT DISTRICT                   .................................        Phone No. (415) 771-6000
REGIONAL WATER QUALITY CONTROL BOARD    ...........................................        Phone No. (510) 622-2300

* THESE TELEPHONE NUMBERS ARE PROVIDED AS A GENERAL AID TO EMERGENCY NOTIFICATION. BE ADVISED THAT ADDITIONAL AGENCIES MAY BE REQUIRED TO BE NOTIFIED.

         c.       EMERGENCY RESOURCES:

POISON CONTROL CENTER       ...................................................            Phone No. (800) 876-4766
NEAREST HOSPITAL:   NAME: REGIONAL MEDICAL CENTER                                          Phone No.: (408) 259-5000
                ADDRESS: 225 NORTH JACKSON AVENUE                                          City: SAN JOSE, CA

3.       ARRANGEMENTS WITH EMERGENCY RESPONDERS:

If you have made special (i.e. contractual) arrangements with any police department, fire department, hospital, contractor, or State or local emergency response team to coordinate emergency services, describe those arrangements below:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

UN-020-13/17                     WWW.UNIDOCS.ORG                    REV.01/16/02

EMERGENCY RESPONSE/CONTINGENCY PLAN (HMBP MODULE)                PAGE____ OF____

4.       EMERGENCY PROCEDURES:

Emergency Coordinator Responsibilities:

 a. Whenever there is an imminent or actual emergency situation such as a explosion, fire, or release, the emergency coordinator (or his/her designee when the emergency coordinator is on call) shall:

         i. Identify the character, exact source, amount, and areal extent of any released hazardous materials.

         ii. Assess possible hazards to human health or the environment that may result from the explosion, fire, or release. This assessment must consider both direct and indirect effects (e.g. the effects of any toxic, irritating, or asphyxiating gases that are generated, the effects of any hazardous surface water run-off from water or chemical agents used to control fire, etc.).

         iii. Activate internal facility alarms or communications systems, where applicable, to notify all facility personnel.

         iv.      Notify appropriate local authorities (i.e. call 911).

         v.       Notify the State Office of Emergency Services at
                  1-800-852-7550.

         vi. Monitor for leaks, pressure build-up, gas generation, or ruptures in valves, pipes, or other equipment shut down in response to the incident.

         vii. Take all reasonable measures necessary to ensure that fires, explosions, and releases do not occur, recur, or spread to other hazardous materials at the facility.

b. Before facility operations are resumed in areas of the facility affected by the incident, the emergency coordinator shall:

         i. Provide for proper storage and disposal of recovered waste, contaminated soil or surface water, or any other material that results from a explosion, fire, or release at the facility.

         ii. Ensure that no material that is incompatible with the released material is transferred, stored, or disposed of in areas of the facility affected by the incident until cleanup procedures are completed.

         iii. Ensure that all emergency equipment is cleaned, fit for its intended use, and available for use.

         iv. Notify the California Environmental Protection Agency's Department of Toxic Substances Control, the County of Santa Clara's Hazardous Materials Compliance Division, and the local fire department's hazardous materials program that the facility is in compliance with requirements b-i and b-ii, above.

 Responsibilities of Other Personnel:

On a separate page, list any emergency response functions not covered in the "Emergency Coordinator Responsibilities" section, above. Next to each function, list the job title or name of each person responsible for performing the function. Number the page(s) appropriately.

5.       POST-INCIDENT REPORTING/RECORDING:

The time, date, and details of any hazardous materials incident that requires implementation of this plan shall be noted in the facility's operating record.

Within 15 days of any hazardous materials emergency incident or threatened hazardous materials emergency incident that triggers implementation of this plan, a written Emergency Incident Report, including, but not limited to a description of the incident and the facility's response to the incident, must be submitted to the California Environmental Protection Agency's Department of Toxic Substances Control, the County of Santa Clara's Hazardous Materials Compliance Division, and the local fire department's hazardous materials program. The report shall include:

         a. Name, address, and telephone number of the facility's owner/operator;

         b.       Name, address, and telephone number of the facility;

         c.       Date, time, and type of incident (e.g. fire, explosion, etc.);

         d.       Name and quantity of material(s) involved;

         e.       The extent of injuries, if any;

         f. An assessment of actual or potential hazards to human health or the environment, where this is applicable;

         g. Estimated quantity and disposition of recovered material that resulted from the incident;

         h.       Cause(es) of the incident;

         i.       Actions taken in response to the incident;

         j. Administrative or engineering controls designed to prevent such incidents in the future.

6.       EARTHQUAKE VULNERABILITY: [19 CCR Section 273l(e)]

Identify any areas of the facility and mechanical or other systems that require immediate inspection or isolation because of their vulnerability to earthquake-related ground motion:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

EMERGENCY RESPONSE/CONTINGENCY PLAN                              Page __  of __

7. EMERGENCY EQUIPMENT:

22 CCR Section 66265.52(e) [as referenced by 22 CCR Section 66262.34(a)(4)] and the Hazardous Materials Storage Ordinance require that emergency equipment at the facility be listed. Completion of the following Emergency Equipment Inventory Table meets this requirement.

                      EMERGENCY EQUIPMENT INVENTORY STABLE

-------------------------------------------------------------------------------------------------------------------
    1.                                2.                                3.                       4.
EQUIPMENT                         EQUIPMENT
CATEGORY                            TYPE                            LOCATIONS *             DESCRIPTION**
-------------------------------------------------------------------------------------------------------------------
PERSONAL           [ ] Cartridge Respirators
PROTECTIVE         [ ] Chemical Monitoring Equipment (describe)
EQUIPMENT,         [ ] Chemical Protective Aprons/Coats
SAFETY             [ ] Chemical Protective Boots
EQUIPMENT,         [x] Chemical Protective Gloves                   MFG areas      Nitrile, thin-walled, disposable
AND                [ ] Chemical Protective Suits (describe)
FIRST AID          [ ] Face Shields
EQUIPMENT          [x] First Aid Kits/Stations (describe)           See map        Minor first aid treatment
                   [x] Hard Hats                                    Receiving      Standard hard hat
                   [x] Plumbed Eye Wash Stations                    Receiving      Saline solution, 15 min flush
                   [x] Portable Eye Wash Kits (i.e. bottle type)    Parts Dept     2 squeeze bottles
                   [ ] Respirator Cartridges (describe)
                   [x] Safety Glasses/Splash Goggles                Clean rooms    Standard ANSI safety glasses
                   [ ] Safety Showers
                   [ ] Self-Contained Breathing Apparatuses (SCBA)
                   [ ] Other (describe)
-------------------------------------------------------------------------------------------------------------------
FIRE               [x] Automatic Fire Sprinkler Systems
EXTINGUISHING      [ ] Fire Alarm Boxes/Stations
SYSTEMS            [ ] Fire Extinguisher Systems (describe)
                   [x] Other (describe)                             See map        ABC-type
-------------------------------------------------------------------------------------------------------------------
SPILL              [ ] Absorbents (describe)
CONTROL            [ ] Berms/Dikes (describe)
EQUIPMENT          [ ] Decontamination Equipment (describe)
AND                [ ] Emergency Tanks (describe)
DECONTAMINATION    [ ] Exhaust Hoods
EQUIPMENT          [ ] Gas Cylinder Leak Repair Kits (describe)
                   [ ] Neutralizes (describe)
                   [ ] Overpack Drums
                   [ ] Sumps (describe)
                   [ ] Other (describe)
-------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS     [ ] Chemical Alarms (describe)
AND                [ ] Intercoms/ PA Systems
ALARM              [ ] Portable Radios
SYSTEMS            [x] Telephones                                   All areas      Paging option through PBX system
                   [ ] Underground Tank Leak Detection Monitors
                   [x] Other (describe)                             All areas      Bullhorn
-------------------------------------------------------------------------------------------------------------------
ADDITIONAL         [ ]
EQUIPMENT          [ ]
(Use Additional    [ ]
Pages if Needed.)  [ ]
                   [ ]
                   [ ]
------------------------------------------------------------------------------------------------------------------

* Use the map and grid numbers from the Storage Map prepared earlier for your HMBP.

** Describe the equipment and its capabilities. If applicable, specify any testing/maintenance procedures/intervals. Attach additional pages, numbered appropriately, if needed.

UN-020-15/17                 www.unidocs.org                       Ref.01/16/02

                             EMPLOYEE TRAINING PLAN
                   (HAZARDOUS MATERIALS BUSINESS PLAN MODULE)
                Authority Cited: HSC, Section 255O4(c); Title 22,
                  Div. 4.5, Ch. 12, Art. 3 CCR                   Page ___ of ___

All facilities that handle hazardous materials must have a written employee training plan. This plan is a required module of the Hazardous Materials Business Plan (HMBP). A blank plan has been provided below for you to complete and submit if you do not already have such a plan. IF YOU ALREADY HAVE A BRIEF WRITTEN DESCRIPTION OF YOUR TRAINING PROGRAM THAT ADDRESSES ALL SUBJECTS COVERED BELOW, YOU ARE NOT REQUIRED TO COMPLETE THE BLANK PLAN, BELOW, BUT YOU MUST INCLUDE A COPY OF YOUR EXISTING DOCUMENT AS PART OF YOUR HMBP.

Check all boxes that apply. [Note: Items marked with an asterisk (*) are required.]:

1. PERSONNEL are trained in the following procedures:

[X]      Internal alarm/notification *

[X]      Evacuation/re-entry procedures & assembly point locations*

[X]      Emergency incident reporting

[X]      External emergency response organization notification

[X]      Location(s) and contents of Emergency Response/Contingency Plan

[X]      Facility evacuation drills, that are conducted at least (specify)
         Quarterly                                      (e.g. "Quarterly", etc.)

2. CHEMICAL HANDLERS are additionally trained in the following:

[X]      Safe methods for handling and storage of hazardous materials *

[X]      Location(s) and proper use of fire and spill control equipment

[ ]      Spill procedures/emergency procedures

[X]      Proper use of personal protective equipment *

[X] Specific hazard(s) of each chemical to which they may be exposed, including routes of exposure (i.e. inhalation, ingestion, absorption) *

[ ] HAZARDOUS WASTE HANDLERS/MANAGERS are trained in all aspects of hazardous waste management specific to their job duties (e.g. container accumulation time requirements, labeling requirements, storage area inspection requirements, manifesting requirements, etc.) *

3. EMERGENCY RESPONSE TEAM MEMBERS are capable of and engaged in the following:

[ ]      Personnel rescue procedures

[ ]      Shutdown of operations

[ ]      Liaison with responding agencies

[ ]      Use, maintenance, and replacement of emergency response equipment

[ ]      Refresher training, which is provided at least annually *

[ ]      Emergency response drills, which are conducted at least (specify) _____
         ___________ (e.g. "Quarterly", etc.)

                                 RECORD KEEPING
                   (HAZARDOUS MATERIALS BUSINESS PLAN MODULE)   PAGE ____OF ____

All facilities that handle hazardous materials must maintain records associated with their management. A summary of your recordkeeping procedures is a required module of the Hazardous Materials Business Plan (HMBP). A blank summary has been provided below for you to complete and submit if you do not already have such a document. IF YOU ALREADY HAVE A BRIEF WRITTEN DESCRIPTION OF YOUR HAZARDOUS MATERIALS RECORDKEEPING SYSTEMS THAT ADDRESSES ALL SUBJECTS COVERED BELOW, YOU ARE NOT REQUIRED TO COMPLETE THIS PAGE, BUT YOU MUST INCLUDE A COPY OF YOUR EXISTING DOCUMENT AS PART OF YOUR HMBP.

Check all boxes that apply. The following records are maintained at the facility. [Note: Items marked with an asterisk (*) are required.]:

[X] Current employees' training records (to be retained until closure of the facility) *

[X] Former employees' training records (to be retained at least three years after termination of employment) *

[X] Training Program(s) (i.e. written description of introductory and continuing training) *

[X]      Current copy of this Emergency Response/Contingency Plan *

[X]      Record of recordable/reportable hazardous material/waste releases *

[X]      Record of hazardous material/waste storage area inspections *

[X]      Record of hazardous waste tank daily inspections *

[X]      Description and documentation of facility emergency response drills

Note: The above list of records does not necessarily identify every type of record required to be maintained by the facility.

A COPY OF THE INSPECTION CHECK SHEET(S) OR LOG(S) USED IN CONJUNCTION WITH REQUIRED ROUTINE SELF-INSPECTIONS OF YOUR FACILITY MUST BE SUBMITTED WITH YOUR HMBP. (Exception: Available from your local agency is a Hazardous Materials/Waste Storage Area Inspection Form that you may use if you do not already have your own form. If you use the example provided, you do not need to attach a copy.)

Check the appropriate box:

[X] We will use the Unidocs "Hazardous Materials/Waste Storage Area Inspection Form" to document inspections.

[ ] We will use our own documents to record inspections. (A BLANK COPY OF EACH DOCUMENT USED MUST BE ATTACHED TO THIS HMBP.)

                                    EXHIBIT E

               ADDENDUM TO STANDARD INDUSTRIAL LEASE (THE "LEASE")
                    DATED THE 18TH DAY OF JULY, 2003 BETWEEN
              THE REALTY ASSOCIATES FUND III, L.P. ("LANDLORD") AND
                         CELERITY GROUP, INC. ("TENANT")

         It is hereby agreed by Landlord and Tenant that the provisions of this Addendum are a part of the Lease. If there is a conflict between the terms and conditions of this Addendum and the terms and conditions of the Lease, the terms and conditions of this Addendum shall control. Capitalized terms in this Addendum shall have the same meaning as capitalized terms in the Lease.

         1. Termination of Existing Lease. Tenant presently occupies the Premises pursuant to an existing lease (the "Existing Lease"), Prior to the Commencement Date, the Existing Lease shall remain in full force and effect, and Tenant shall perform all of its obligations under the Existing Lease. Landlord and Tenant agree that upon the Commencement Date of this Lease, the term of the Existing Lease will immediately end, and this Lease shall govern Landlord's and Tenant's rights with respect to the Premises. Tenant shall continue to be obligated to perform obligations under the Existing Lease that survive its termination, including, but not limited to, indemnity obligations and obligations to pay operating expenses and real property taxes.

         2. Execution of 1463 Lease. Landlord's obligations under this Lease are contingent and conditioned upon the concurrent execution and delivery by Tenant and Landlord of a Standard Industrial Lease for the buildings located at 1463 Centre Pointe Drive, Milpitas, California (the "1463 Lease").

         3. Cross Default. At the sole option of Landlord, any default by Tenant under the 1463 Lease shall be deemed to be a default under section 17.1(c) of this Lease, and in the event of such a default, Landlord shall have all of the remedies available to it under this Lease. This Addendum section 3 shall be of no force or effect from and after the date that the real property encumbered by the 1463 Lease is no longer owned by The Realty Associates Fund
III. L.P.

         4. Base Rent Credit. Upon execution of this Lease, Tenant shall receive a credit towards payment of the next due Base Rent under the Lease in the amount of Twenty Thousand Two Hundred Eighty Four and 88/100 Dollars ($20,284.88).

         5. Guaranty of Lease. Landlord's obligations under this Lease are conditioned and contingent upon its receipt concurrently with Tenant's execution and delivery of this Lease of a fully executed original of the Guaranty of Lease attached to this Lease as Exhibit F.

         6. Lender Approval. Landlord has obtained a loan (the "Loan") from a lender (the "Lender") the repayment of which is secured by the Premises. Tenant acknowledges that the terms and conditions of the Lease must be reviewed and approved by the Lender. Landlord makes no representation or warranty to Tenant that the Lender will approve the Lease. Landlord's obligations under the Lease are contingent and conditioned upon the Lender's approval of the Lease.

         7. Waiver Letter. Concurrently with the execution of this Lease, and as a condition to Landlord's obligations under this Lease and the 1463 Lease, Tenant shall execute and deliver to Landlord the letter attached hereto as Exhibit 1(the "Waiver Letter").

         8. Tenant Property. Concurrently with the execution of this Lease, and as a condition to Landlord's obligations under this Lease and the 1463 Lease, Tenant shall convey to Landlord good and marketable title to all of the property described on Exhibit 2 attached hereto (the Tenant Property"). Tenant hereby represents and warrants to Landlord that the Tenant Property will not be encumbered by any lien, lease or other encumbrance, and the failure of this warranty to be true shall constitute a default by Tenant under section 17.1(c) of the Lease. Except as provided above, the Tenant Property shall be delivered to Landlord in its "as is" condition. Provided that Tenant is not in default under this Lease, so long as Tenant occupies the Premises, Tenant shall have the right to use the Tenant Property. Tenant hereby agrees as follows (a) Tenant shall not remove the Tenant Property from the Premises without Landlord's prior written consent, which may be given or withheld in Landlord's sole discretion, (b) Tenant has no ownership interest in the Tenant Property, and Landlord shall retain title to and the ownership of the Tenant Property, (c) Tenant shall operate and use the Tenant Property in accordance with the specifications of the manufacturers of the Tenant Property and Tenant shall not misuse the Tenant Property, (d) Tenant shall only use the Tenant Property in the operation of its business at the Premises and for no other purpose, (e) Tenant shall maintain and repair the Tenant Property at its sole cost and expense in accordance with all of the maintenance and repair specifications of the manufacturers of the Tenant Property and shall keep complete and accurate records of all maintenance and repair work Tenant performs and shall provide such records to Landlord on demand and (f) Tenant shall return the Tenant Property to Landlord at the end of the term of this Lease in the condition received, ordinary wear and tear excepted. Landlord shall have the right to inspect the Tenant Property at any time upon reasonable advance notice to Tenant. If Tenant fails to perform any of its obligations under this Addendum section, Landlord shall notify Tenant of such failure. If Tenant fails to cure such failure within ten (10) days of such notice (provided however, that if the nature of the obligation is such that more than ten (10) days are reasonably necessary to perform such obligation, Tenant shall not be in default if Tenant commences performance within said ten (10) day period and thereafter diligently pursues such cure to completion), then, in addition to any other remedies available to Landlord for Tenant's default, Landlord shall have the immediate right to take possession of the Tenant Property, in which event Tenant shall no longer have the right to use the Tenant Property. Tenant shall be liable to Landlord for all damages resulting from Tenant's failure to perform its obligations under this Addendum section. Upon the termination of the Lease, Tenant's right to use the Tenant Property shall immediately terminate, and Tenant shall immediately return the Tenant Property to Landlord in the condition required by this Addendum section. For purposes of section 19 of the Lease, any Damages (as defined in section 19) arising out of or involving, directly or indirectly, the use or existence of the Tenant Property shall be an "Indemnified Matter". Tenant shall pay all sales taxes arising out of the transfer of the Tenant Property to Landlord and all personal property taxes applicable to Tenant's period of ownership, and Tenant's agreement to pay such taxes shall constitute an Indemnified Matter in consideration of Landlord's agreement to enter into the New Lease, Tenant has agreed to convey the Tenant Property to Landlord. Landlord and Tenant acknowledge and agree that the value of the Tenant Property is Twenty Five Thousand Dollars ($25,000).

         9. Use of Premises. Tenant shall maintain the Premises in a neat and orderly manner and shall continue its operations in the Premises in a manner that is supportive of Landlord's efforts to lease the premises in accordance with the Waiver Letter.

         10. Abatement of Rent Due to Loss of Use of Premises. In the event that Tenant is prevented from using, and does not use, the Premises or any portion thereof, for five (5) consecutive business days or ten (10) days in any twelve (12) month period (the "Eligibility Period") as a result of any damage or destruction, to the Premises or any repair, maintenance or alteration performed by Landlord to the Premises after the Commencement Date and required by the Lease, which substantially interferes with Tenant's use of the Premises, or any failure to provide services or access to the Premises due to Landlord's negligence or default, then Tenant's rent shall be abated or reduced, as the case may be, after expiration of the Eligibility Period for such time that Tenant continues to be so prevented from using, and does not use, the Premises or a portion thereof, in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable area of the Premises. However, in the event that Tenant is prevented from conducting, and does not conduct, its business in any portion of the Premises for a period of time in excess of the Eligibility Period, and the remaining portion of the Premises is not sufficient to allow Tenant to effectively conduct its business therein, and if Tenant does not conduct its business from such remaining portion, then for such time after expiration of the Eligibility Period during which Tenant is so prevented from effectively conducting its business therein, the rent for the entire Premises shall be abated; provided, however, if Tenant reoccupies and conducts its business from any portion of the Premises during such period, the rent allocable to such reoccupied portion, based on the proportion that the rentable area of such reoccupied portion of the Premises bears to the total rentable area of the Premises, shall be payable by Tenant from the date such business operations commence.

         11. Monument Signs. Tenant presently has the right to use the monument signs depicted on Exhibit 3 attached hereto pursuant to the Existing Lease (the "Monument Signs"). From and after the Commencement Date of this Lease, Tenant shall have no further right to use the Monument Signs. Within ten
(10) days after the Commencement Date, Tenant shall remove its name from both Monument Signs and repair any damage caused by such removal.

         12. Parking. At any time upon thirty (30) days advance written notice to Tenant (the "Notice"), and notwithstanding anything to the contrary contained in the Lease, Landlord shall have the right to require Tenant to use the one hundred sixty five (165) parking spaces depicted on Exhibit 4 attached hereto (the "Reserved Parking Spaces"). If Landlord elects to have Tenant use the Reserved Parking Spaces, from and after the effective date of the Notice,
(a) Tenant shall be entitled to the exclusive use of the Reserved Spaces and (b) Tenant shall not be entitled to use any other parking spaces at the Project.

         13,      Termination of Lease by Landlord. Landlord shall have the
right, in Landlord's sole and absolute discretion, to elect to terminate this Lease (a "Landlord Termination") at any time on not less than thirty (30) days advance written notice to Tenant (a "Landlord Termination Notice"). The date specified in the Landlord Termination Notice for the termination of the Lease is hereinafter referred to as the "Termination Date." In the event of a Landlord Termination, (i) all rent payable under this Lease shall be paid through and apportioned as of the Termination Date; (ii) neither party shall have any rights, liabilities, or obligations under this Lease for the period accruing after the Termination Date, except those which, by the provisions of this Lease, expressly survive the expiration or termination of the term of this Lease; and
(iii) Tenant shall surrender and vacate the Premises and deliver possession thereof to Landlord on or before the Termination Date in the condition required under this Lease for surrender of the Premises.

         IN WITNESS WHEREOF, the parties hereto have respectively executed this Addendum.

         LANDLORD:

The Realty Associates Fund III, L.P., a Delaware limited partnership

By:      Realty Associates Fund III GP Limited Partnership, a Delaware limited partnership, its general partner

         By:      Realty Associates Fund III LLC, a Delaware limited liability company, its sole general partner

                  By:      Realty Associates Fund III Trust, a massachusetts
                             business trust, sole Member

                           By: /s/ Scott W. Amling
                               --------------------------------
                               (Officer) Regional Director

By: Realty Associates Fund III Texas Corporation, a Texas corporation, general partner

By: /s/ Scott W. Amling
    --------------------------------
    (Officer) Regional Director

TENANT

Celerity Group,/lnc., a California corporation

By: /s/ John Goodman
    --------------------------------
        JOHN GOODMAN
   --------------------------------
             (print name)

Its: EXECUTIVE VICE PRESIDENT
     --------------------------------
            (print title)

By: /s/ John R. Ferron
    --------------------------------
        JOHN R. FERRON
    --------------------------------
              (print name)

Its:              CFO
     -------------------------------
              (print title)

                              EXHIBIT 1 to Addendum

                                 (Waiver Letter)

Mr. Randy Green
Celerity Group, Inc.
400 Parker Drive, Suite 1100
Austin, Texas 78728

         Re:      Assistance of Landlord in Leasing Premises.

Dear Randy:

         The Realty Associates Fund III, LP. ("Landlord") and Celerity Group, Inc. ("Tenant") have entered into a Standard Industrial Lease (the "Lease") with respect to 1507 and 1515 Centre Pointe Drive, Milpitas, California (the "Premises"). Tenant has informed Landlord that it desires to sublease the Premises. The term of the Lease expires on July 31, 2005 and Tenant is concerned that it may be difficult to find a tenant willing to lease the Premises for such a short period. Tenant believes that it will be easier to find a tenant to lease the Premises if Landlord agrees to enter into a direct lease with the tenant.

         Tenant has requested that Landlord assist it in finding a tenant to lease the Premises by permitting its brokers and/or property manager to market the Premises for lease. In addition, Tenant has also requested that (a) Landlord enter into direct negotiations with any prospective tenant for the lease of the Premises and (b) if such negotiations are successful that Landlord attempt to enter into a new written lease with the prospective tenant.

         Landlord is only willing to agree to Tenant's requests if Tenant agrees that Landlord will have no liability of any type arising out its attempt to lease the Premises.

         Tenant has agreed to proceed on this basis, and Landlord and Tenant agree as follows:

         1. Tenant Acknowledgements. Tenant acknowledges and agrees as follows:

                  (a) Although Landlord may attempt to market and lease the Premises as provided in this agreement, Landlord has no obligation pursuant to this agreement to assist Tenant in the marketing and/or leasing of the Premises. Landlord may discontinue its marketing efforts at any time for any reason or no reason. Tenant is solely responsible for marketing and subleasing the Premises in accordance with the terms and conditions of the Lease, and nothing contained in this agreement shall release Tenant from that obligation.

                  (b) Landlord shall have no obligation to enter into a direct lease with any prospective tenant. Landlord shall have the right at any time, in its sole and absolute discretion, for any reason or no reason, to elect not to enter into a direct lease with a prospective tenant.

                  (c) Landlord makes no representation or warranty to Tenant that it will find a new tenant to lease the Premises, will accept the new tenant's credit or will be able to enter into an acceptable lease.

                  (d) Landlord shall have no obligation to expend any money or to incur any liability to market the Premises for lease or to lease the Premises to a new tenant.

                  (f) Landlord shall have no obligation to release tenant from any of its obligations under the Lease.

                  (g) As a condition to Landlord entering into a direct lease, Landlord will require Tenant to pay a lease termination fee. Landlord shall determine the amount of the lease termination fee in its sole and absolute discretion. Tenant shall have the right to refuse to pay the lease termination fee, but in this event Landlord shall have no obligation to proceed with its efforts to lease the Premises.

                  (h) The Lease is in full force and effect, and Tenant acknowledges that as of the date of this agreement Landlord is not in default under the Lease and that Tenant has no claim against Landlord.

                  (i) Tenant shall have no right to be involved in the marketing of the Premises by Landlord's brokers and/or property manager, and Landlord shall have no obligation to provide Tenant with any information concerning its marketing efforts. In addition, Landlord shall have no obligation to divulge to Tenant the status or content of any negotiations it has with a prospective tenant or the terms and conditions of any lease it may enter into with a prospective tenant, and Landlord shall have the right to treat all of this information as confidential information.

                  (j) Landlord's brokers and property manager are Landlord's independent contractors, and are not Landlord's agents. Landlord's brokers and property manager do not have right to act on Landlord's behalf or to bind Landlord. Tenant shall not rely on any statement made by the brokers or property manager. Landlord's brokers and property manager solely represent Landlord and do not represent Tenant.

                  (k) Notwithstanding anything to the contrary contained in the Lease, Landlord, its property manager and its brokers shall have the right to enter the Premises at any time without notice to Tenant to show the Premises to prospective tenants or to otherwise further their marketing efforts. Concurrently with its execution of this letter, Tenant shall provide Landlord with copies of all of the keys to the Premises, all alarm codes and any other information needed to gain access to or to operate the Premises. Tenant shall not interfere with Landlord's efforts to market and lease the Premises. Landlord shall exercise due care in safekeeping the keys, alarm codes and access codes with respect to the foregoing. In addition, Landlord (or its brokers or property manager) shall escort prospective tenants in the Premises so as not to unduly cause risk of personal injury, theft or property damage to Tenant's property.

         2. New Lease. The negotiations between Landlord and a prospective tenant leading up to a new lease may be lengthy and complex. While Landlord and the prospective tenant may reach agreement on one or more important issues, Landlord shall not be bound by any agreement with a new tenant unless and until a new written lease on terms and conditions acceptable to Landlord in its sole and absolute discretion has been executed and delivered by Landlord and the new tenant (a "New Lease").

         3. Lease Termination Agreement. In order to enter into a New Lease with a New Tenant, the Lease must be terminated. Consequently, if Landlord elects to enter into a New Lease, Landlord and Tenant contemplate the concurrent execution by Landlord and Tenant of a mutually acceptable lease termination agreement (a "Lease Termination Agreement"). The terms and conditions of any Lease Termination Agreement shall be satisfactory to Landlord and Tenant in each of their sole and absolute discretions. Landlord shall have the right at any time, in Landlord's sole discretion, for any reason or no reason, to elect not to enter into a New Lease with a New Tenant and a Lease Termination Agreement with Tenant. Nothing in this agreement shall be interpreted to obligate Landlord to agree to the termination of the Lease.

         4. No Waivers or Estoppel. No actions taken by Landlord pursuant to this agreement shall (a) constitute a waiver of Landlord's rights under the Lease or (b) shall estop Landlord from enforcing the terms and conditions of the Lease. Tenant agrees that it will not rely on Landlord's marketing of the Premises or Landlord's negotiations with prospective Tenants to mitigate its losses. Tenant further acknowledges and agrees that Landlord's efforts to enter into a direct lease with a prospective tenant may prevent Tenant from entering into a sublease or lease assignment with the prospective tenant, and that Landlord shall have no liability as a result thereof even if Landlord never enters into a direct lease with such prospective tenant.

         5. Alternative Opportunities. Because it is likely that no New Lease will be entered into pursuant to this agreement, Tenant agrees not to forego any attractive alternative opportunities to sublease the Premises, to assign the Lease or to otherwise mitigate its losses; provided, however, that Landlord shall have no obligation to approve any sublease or assignment except as may be required by the Lease, and this agreement does not modify the assignment and subleasing provisions of the Lease.

         6. Material Inducement. Tenant acknowledges that Landlord would not have agreed to market the Premises and to negotiate with prospective tenants unless Tenant had agreed to the terms and conditions of this agreement.

         7. Miscellaneous. This agreement does not modify or amend the Lease, and the Lease remains in full force and effect. This agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and assigns, and shall be governed by California law, without giving effect to principles of conflicts of laws. In the event of any dispute hereunder, the prevailing party shall be entitled to recover all costs and attorneys' fees from non-prevailing party. Paragraph headings used herein are for convenience only and shall not be used to interpret any term hereof. This agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one agreement. Each party executing this agreement represents that such party has the full authority and legal power to do so. Should any provision of this agreement require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agents prepared same. Landlord shall have no obligation to pay any commission or other compensation to any broker employed by Tenant.

                  If the foregoing accurately summarizes the terms of our binding agreement, please sign this letter in the space provided below and return one copy to me.

                                       Sincerely yours,

LANDLORD:

The Realty Associates Fund III, L.P., a Delaware limited partnership

By:      Realty Associates Fund III GP Limited Partnership, a Delaware limited partnership, its general partner

         By:      Realty Associates Fund III LLC, a Delaware limited liability company, its sole general partner

                  By:      Realty Associates Fund III Trust, a Massachusetts
                             business trust, sole Member

                           By: /s/ Scott W. Amling
                               --------------------------------
                               (Officer) Regional Director

By: Realty Associates Fund III Texas Corporation, a Texas corporation, general partner

By: /s/ Scott W. Amling
    --------------------------------
    (Officer) Regional Director

AGREED AND CONSENTED TO:

TENANT

Celerity Group, Inc., a California corporation

BY: /s/ John Goodman
    -----------------------------
    John Goodman, Exec. V.P./ G.C.

                             EXHIBIT "2" TO ADDENDUM
                     TENANT PROPERTY TRANSFERRED TO LANDLORD
                         (1507/1515 CENTRE POINTE DRIVE)

AREA AND DESCRIPTION (SEE REFERENCE MAP ON NEXT PAGE FOR AREA LOCATIONS)

 A. OFFICE AREAS (AREAS A ON REFERENCE MAP):

         All Tayco cubical work stations including: 158 lateral file cabinets, 154 Pedestal file cabinets, 140 Stylex Workrite task chairs and all electrical supplied to work stations. Also includes 55 metal book shelves with sliding doors and 3 each 30" round tables, 6 each 42" round tables and 4 each 48" round tables.

B. BREAK ROOM (AREA B ON REFERENCE MAP):

         Includes 1 refrigerator, 1 dishwasher, 1 bulletin board and all attached countertops, cabinets and sink.

C. CONFERENCE ROOMS AND LOBBY (AREAS C ON REFERENCE MAP):

         Includes 1 each - 16'x 54" conference table, 10 each 10'x 54" conference tables, 9 each 4'x8' white boards, 1 each 4'x6' white board, and 100 each conference chairs.

D. COMMUNICATION CLOSETS (AREAS D ON REFERENCE MAP):

         Includes 6 each racks, 15 each patch panels and all installed cabling for voice and data.

E. CLEAN ROOM E (AREA E ON REFERENCE MAP):

         Includes the cleanroom and all equipment related to the operation of the clean room consisting of HVAC and all controls, all process plumbing already in place, and all electrical under the raised floor. Also includes 2 each "Clean Roll" automatic roll up doors.

F. CLEAN ROOM F (AREA F ON REFERENCE MAP):

         Includes the cleanroom and all equipment related to the operation of the clean room consisting of HVAC and all controls, all process plumbing already in place (16 each stations with plumbing for Nitrogen and Helium), all electrical (110V and 220V outlets at each of 16 stations), and strip curtains on both sides running between the two automatic "Clean Roll" roll up doors.

G. WAREHOUSE (AREAS G ON REFERENCE MAP):

         Includes 2 each automatic roll up doors, all process plumbing up to the bulk gas connections (excluding process plumbing to 1463 Centre Pointe Drive), all process plumbing to the bulk bottle connections located inside warehouse area, 40' of 10' tall pallet racking, 24 each 12'x 4'x 16" steel shelving, 18 each 12'x 4'x 24" steel shelving, 5 each 12'x 6'x 4' steel shelving and 9 each 12' x 8'x 4' steel shelving.

GENERAL: Includes all "Trane" HVAC package units on the roof which consists of the following:

         1-RTU 18-4 ton unit

         3-RTU 9, 15 and 16 - 5 ton units

         2-RTU 7, 10-6 ton units

         4-RTU 1, 4, 5, and 12 - 7.5 ton units

         3-RTU 3, 6, and 17 - 8.5 ton units

         1-RTU 2-10ton unit

         4-RTU 8, 11, 13, and 14 - 15 ton units

         Also includes Trane Tracer Summit energy management system, components and software.

                                  [FLOOR PLAN]

                                   EXHIBIT 3

                                  [FLOOR PLAN]

                              EXHIBIT 4 to Addendum

                            (Reserved Parking Spaces)

                                   Exhibit F

                                GUARANTY OF LEASE

         This Guaranty of Lease (the "Guaranty") is given by Kinetics Group, Inc., a Delaware corporation ("Guarantor"), to the Realty Associates Fund III, L.P., a Delaware limited partnership ("Landlord"), in order to guaranty the performance of all obligations of Celerity Group, Inc., a California corporation ("Tenant") under that certain lease (the "Lease") entered into by Landlord and Tenant for the lease of the real property commonly known as 1507 and 1515 Centre Pointe, Milpitas, California ("Premises").

         As a material inducement to and in consideration of Landlord's entering into the Lease, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby covenants and agrees with Landlord as follows:

         1. SCOPE OF GUARANTY. Guarantor hereby unconditionally and irrevocably guarantees all of Tenant's obligations under the Lease, provided that Landlord has given to Tenant such notice(s) and period(s) of cure, if any, as are required to be given by Landlord to Tenant under the Lease (the "Obligations") including but not limited to: (a) Tenant's payment of all rent, monies and charges payable under the Lease in the manner specified thereunder;
(b) Tenant's performance of each of the covenants contained in the Lease to be kept, performed or observed by Tenant; and (c) Tenant's payment of all damages owing to Landlord under the Lease following a default by Tenant under the Lease. Guarantor acknowledges that this is a guaranty of payment and performance of all Obligations and not merely a guaranty of collectibility.

         2. TERM OF GUARANTY. This Guaranty and the obligations of Guarantor hereunder shall be continuing and irrevocable until Tenant has performed all of its Obligations under the Lease, including those which survive the expiration or earlier termination of the Lease. If all or any portion of the Obligations are paid or performed, Guarantor's obligations hereunder shall continue and remain in full force and effect in the event that all or any part of such payment or performance is avoided or recovered directly or indirectly from Landlord as a preference, fraudulent transfer or otherwise. This Guaranty and the obligations of Guarantor hereunder shall continue during any option period, extended term or renewal period.

         3. WAIVERS. Guarantor hereby waives its right to assert any defense to its liability under this Guaranty based on (a) Guarantor's right to require Landlord to proceed against Tenant or a co-guarantor or to proceed against or exhaust any security held by Landlord at any time; (b) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Landlord to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons; (c) any defense based upon an election of remedies by Landlord, including any election which destroys or impairs any right of subrogation, reimbursement or contribution which Guarantor may have; (d) any duty on the part of Landlord to disclose to Guarantor any facts Landlord may now or hereafter know about Tenant, it being understood and agreed that Guarantor is fully responsible for becoming and remaining informed of the financial condition of Tenant and of any and all circumstances bearing on the risk of nonperformance of any Obligation; (e) any rights or benefits in favor of Guarantor under Sections 2809, 2810, 2815, 2819, 2839, 2845, 2848, 2849
or 2850 of the California Civil Code or under 11 U.S.C. Sections 364 or 1111(b), or any amendment to any of the forgoing statutes; (f) any transfer of Landlord's interest in the Premises or the assignment of Landlord's interest in the Lease; (g) any transfer of Tenant's interest as tenant under the Lease or any portion thereof or any sublease or assignment by Tenant; (h) any merger or consolidation of Tenant or sale of all or a substantial portion of Tenant's assets; (i) any sale of all or any portion of any capital stock of Tenant or partnership interest in Tenant owned by Guarantor; or (j) any prior or concurrent representation, understanding, promise or condition concerning the subject matter hereof which is not expressed herein. Guarantor hereby waives all presentments, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty by Landlord, and this Guaranty shall be binding upon Guarantor immediately upon its delivery to Landlord; provided that the foregoing shall not waive or release any obligation of Landlord to provide notice to Tenant (or its successors or assigns) and any required period of cure in accordance with and to the extent required by the Lease.

         4. Wo DISCHARGE OF GUARANTOR. Guarantor's liability under this Guaranty shall not be deemed to have been waived, released, discharged, limited, impaired or affected by reason of (a) the expiration or termination of the Lease; (b) the release or discharge of Tenant in any receivership, bankruptcy or other creditors' proceedings or the rejection, disaffirmance or disclaimer of the Lease by any party in any such proceeding; (c) the repossession of the Premises; or (d) any waiver by Landlord of any provisions of the Lease or any failure by Landlord to enforce the provisions thereof. Guarantor hereby assigns to Landlord any rights Guarantor may have to file a claim and proof of claim in any bankruptcy or similar proceeding of Tenant and any awards or payments thereon to which Guarantor would otherwise be entitled, to the extent of any unsatisfied Obligation. No amendment or modification of the Lease shall be binding on Guarantor unless Guarantor has consented to such amendment or modification. Guarantor shall be deemed to have consented to an amendment or modification of the Lease if Guarantor does not provide written notice to Landlord and Tenant objecting to the amendment or modification within three (3) business days after Landlord or Tenant notifies Guarantor of the proposed amendment or modification in the manner described in section 16 below.

         5. CUMULATIVE RIGHTS. The amount of Guarantor's liability and all rights, powers and remedies of Landlord hereunder shall be cumulative and not alternative and such rights, powers and remedies shall be in addition to all rights, powers and remedies available to Landlord at law or in equity. In the event of any default hereunder, a separate action or actions may be brought and prosecuted against Guarantor, whether or not Tenant is joined in the action and whether or not a separate action is brought against Tenant. Landlord may maintain successive actions for other defaults.

         6. SUBORDINATION OF RIGHTS. Guarantor hereby subordinates any and all claims it may have against Tenant to Landlord's claims under the Lease.

         7. ATTORNEYS' FEES AND EXPENSES. The prevailing party shall pay, upon demand, reasonable attorneys' fees and all costs and other expenses which the other party expends or incurs in enforcing or defending against this Guaranty or which Landlord incurs in connection with any insolvency, bankruptcy, reorganization, arrangement or other similar proceedings involving Tenant, Guarantor, or either of them.

         8. INTEREST. Any amounts payable fay Guarantor hereunder that are not paid when due shall bear interest at the lesser of (a) eight percent (8%) per annum or (b) the maximum amount permitted by applicable law.

         9. SEVERABILITY. Should any provision of this Guaranty be determined to be illegal or unenforceable by a court of competent jurisdiction, all other provisions hereof shall nevertheless be deemed effective.

         10. MODIFICATION. No provision of this Guaranty or right of Landlord hereunder may be modified or waived, nor shall Guarantor be released from performance of Guarantor's obligations hereunder, except by a writing duly executed by Landlord.

         11. ASSIGNMENT AND INTERPRETATION. This Guaranty shall inure to the benefit of and bind the heirs, legal representatives, administrators, executors, successors and assigns of Guarantor and of Landlord. The assignment of the Guaranty by Landlord shall not extinguish or diminish Guarantor's liability hereunder. The use of the word Guarantor shall include the plural as well as the singular. Words used in the neuter gender shall include the masculine and feminine gender.

         12. EFFECT OF GUARANTOR'S PERFORMANCE OF OBLIGATIONS. The acceptance by Landlord of the performance of any of the Obligations under the Lease by Guarantor, including, without limitation, the acceptance of rent payments, shall constitute neither an assignment of the Lease to Guarantor nor Landlord's consent to such an assignment.

         13.      ESTOPPEL CERTIFICATE. Guarantor, from time to time within ten
(10) business days following Landlord's written request, shall execute and deliver to Landlord an estoppel certificate containing such truthful information as Landlord may reasonably request, and such further instruments or documentation as may reasonably be requested by Landlord to ratify and confirm this Guaranty and the continuing liability of Guarantor hereunder. In addition, at Landlord's request, from time to time, Guarantor shall furnish to Landlord its most recent audited financial statement.

         14. GOVERNING LAW AND VENUE. This Guaranty shall be governed by and construed in accordance with the laws of the State of California (without regard to California's conflicts of law rules). The parties hereby consent to jurisdiction and venue in any California court of competent jurisdiction or the United States District Court for the county and federal judicial district, respectively, in which the Premises are located, and agree that such courts shall constitute the exclusive venue for any dispute arising hereunder.

         15. ENTIRE AGREEMENT. This Guaranty contains all of the agreements of Landlord and Guarantor concerning the guaranty of the Lease and no prior or contemporaneous agreement! or understanding pertaining to any such matter shall be effective.

         16. NOTICES. Any notice given hereunder shall be in writing and may be given by certified mail, return receipt requested, personal delivery, Federal Express or other delivery service. If notice is given by certified mail, return receipt requested, notice shall be deemed given three {3} days after the notice has been deposited in the U.S. mail, postage pre-paid, addressed to Guarantor at the address set forth opposite its signature on the last page of this Guaranty and addressed to Landlord at the address for notices for Landlord set forth in the Lease. If notice is given by personal delivery, Federal Express or other delivery service, notice shall be deemed given on the date the notice is actually received by Landlord or Guarantor. Either party may, by written notice to the other party, specify a different address for notice purposes.

         17. AUTHORITY. If Guarantor is a corporation, trust, or general or limited partnership, Guarantor, and each individual executing this Guaranty on behalf of such entity, represents and warrants that such individual is duly authorized to execute and deliver this Guaranty on behalf of said entity, that said entity is duly authorized to enter into this Guaranty, and that this Guaranty is enforceable against said entity in accordance with its terms. If Guarantor is a corporation, trust or partnership, Guarantor shall deliver to Landlord upon demand evidence of such authority satisfactory to Landlord. \

         18. JOINT AND SEVERAL LIABILITY. If more than one person or entity executes this Guaranty, the obligations of each person or entity executing this Guaranty shall be joint and several.

         19. WAIVER OF JURY TRIAL. LANDLORD AND GUARANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHT TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, COUNTERCLAIM OR CROSS-COMPLAINT IN ANY ACTION, PROCEEDING AND/OR HEARING BROUGHT BY EITHER LANDLORD AGAINST GUARANTOR OR GUARANTOR AGAINST LANDLORD ON ANY MATTER WHATSOEVER ARISING OUT OF, OR IN ANY WAY CONNECTED WITH, THIS GUARANTY, THE LEASE, THE RELATIONSHIP OF LANDLORD AND GUARANTOR, TENANT'S USE OR OCCUPANCY OF THE PREMISES, OR ANY CLAIM OF INJURY OR DAMAGE, OR THE ENFORCEMENT OF ANY REMEDY UNDER ANY LAW, STATUTE, OR REGULATION, EMERGENCY OR OTHERWISE, NOW OR HEREAFTER IN EFFECT.

         GUARANTOR ACKNOWLEDGES THAT IT WAS AFFORDED THE OPPORTUNITY TO READ THIS GUARANTY AND TO REVIEW IT WITH AN ATTORNEY OF ITS CHOICE. GUARANTOR ACKNOWLEDGES HAVING READ AND UNDERSTOOD THIS GUARANTY AND THE LEASE BEFORE SIGNING THIS GUARANTY.

         IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date written below.

         DATED: ___________________             GUARANTOR:

                                                Kinetics Group, Inc. a Delaware
                                                corporation

ADDRESS OF GUARANTOR:

Kinetics Group, Inc., a Delaware corporation    By: /s/ [ILLEGIBLE]
2805 Mission College Boulevard                      ----------------------------
Santa Clara, California 95054                       John Goodman
Attention: John Goodman, General Counsel                   (print name)
                                                Its: Executive Vice President
                                                     ---------------------------
                                                           (print title)

                                                By: ____________________________
                                                    John R. Ferron
                                                            (print name)
                                                Its:  CFO
                                                      --------------------------
                                                            (print title)